                    As Filed with the SEC on April 28, 2000
                                                      Registration No. 2-76580


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    Form N-3


                             REGISTRATION STATEMENT

                                     under


                           THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 34


                                      and


                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 36


                                   ----------

                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10
                           (Exact Name of Registrant)


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                          (Name of Insurance Company)

                                751 Broad Street
                         Newark, New Jersey 07102-3777
                                 (973) 802-8781
              (Address and telephone number of Insurance Company's
                          principal executive offices)

                                   ----------

                             C. CHRISTOPHER SPRAGUE
                           Assistant General Counsel
                   Prudential Investments Fund Management LLC
                              Gateway Center Three
                         100 Mulberry Street, 4th Floor
                                Newark, NJ 07102
                    (Name and address of agent for service)

                                    Copy to:
                          Christopher E. Palmer, Esq.
                                 Shea & Gardner
                        1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

It is proposed that this filing will become effective (Check appropriate space):


      immediately upon filing pursuant to paragraph (b) of Rule 485
------
  X   on May 1, 2000 pursuant to paragraph (b) of Rule 485
------
      60 days after filing pursuant to paragraph (a)(i) of Rule 485
------
      on ________ pursuant to paragraph (a)(i) of Rule 485
      75 days after filing pursuant (a)(ii) of Rule 485
------
      on ________ pursuant to paragraph (a)(ii) of Rule 485
------   (date)



If appropriate, check the following box:

_____________this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

May 1, 2000

                             THE MEDLEY(SM) PROGRAM


This prospectus describes contracts (the Contracts) offered by The Prudential Insurance Company of America (Prudential) for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended. The Contracts may also be used with non-qualified arrangements. Contributions under the Contracts may be invested in The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11 and The Prudential Variable Contract Account-24.


The Prudential Variable Contract Account-10 (VCA 10) invests primarily in equity securities of major, established corporations. Its investment goal is long term growth of capital. This means we look for investments whose price we expect will increase over several years.

The Prudential Variable Contract Account-11 (VCA 11) invests in money market instruments. Its investment goal is as high a level of current income as is consistent with the preservation of capital and liquidity. An investment in VCA 11 is neither insured nor guaranteed by the U.S. Government.

The Prudential Variable Contract Account-24 (VCA 24) allows you to invest in one or more of the portfolios of The Prudential Series Fund, Inc. (the Series Fund). A prospectus for the Series Fund is included with this prospectus and describes the investment goals of the seven Series Fund portfolios offered through VCA 24.

Please read this prospectus before investing and keep it for future reference. To learn more about the Contracts, you can get a copy of the MEDLEY Statement of Additional Information (SAI) dated May 1, 2000. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. For a free copy of the SAI, call us at: 1-800-458-6333 or write us at:

                            The Prudential Insurance Company of America
                            c/o Prudential Investments
                            30 Scranton Office Park
                            Scranton, PA 18506-1789

FILING THIS PROSPECTUS WITH THE SEC DOES NOT MEAN THAT THE SEC HAS DETERMINED THAT THE CONTRACTS ARE A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. AN INVESTMENT IN THE CONTRACTS IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------

                                                 [PRUDENTIAL INVESTMENTS LOGO]

                               TABLE OF CONTENTS

                                                                                 PAGE
GLOSSARY OF SPECIAL TERMS.....................................................      3
FEE TABLES....................................................................      4
SUMMARY.......................................................................      6
PRUDENTIAL....................................................................      8
THE INVESTMENT OPTIONS........................................................      8
INVESTMENT PRACTICES..........................................................      8
  VCA 10......................................................................      9
  VCA 11......................................................................     11
  The Series Fund Portfolios..................................................     12
DETERMINATION OF ASSET VALUE..................................................     13
MANAGEMENT....................................................................     14
CONTRACT CHARGES..............................................................     14
  Deferred Sales Charge.......................................................     14
  Waiver of Deferred Sales Charge.............................................     14
  Annual Account Fee..........................................................     15
  Charge for Administrative Expenses and Investment Management Services.......     15
  Modification of Charges.....................................................     15
THE CONTRACTS.................................................................     16
  The Accumulation Period.....................................................     16
    1. Contributions..........................................................     16
    2. The Unit Value.........................................................     16
    3. Withdrawal of Contributions............................................     16
    4. Systematic Withdrawal Plan.............................................     17
    5. Texas Optional Retirement Program......................................     18
    6. Death Benefits.........................................................     18
    7. Discontinuance of Contributions........................................     18
    8. Transfer Payments......................................................     18
    9. Requests by Telephone and Other Electronic Means.......................     19
   10. Prudential Mutual Funds................................................     19
   11. Loans..................................................................     20
   12. Modified Procedures....................................................     21
 The Annuity Period...........................................................     21
    1. Electing the Annuity Date and the Form of Annuity......................     21
    2. Available Forms of Annuity.............................................     21
    3. Purchasing the Annuity.................................................     22
  Assignment..................................................................     22
  Changes in the Contracts....................................................     22
  Reports.....................................................................     22
  Performance Information.....................................................     23
  Participation in Divisible Surplus..........................................     23
FEDERAL TAX STATUS............................................................     23
VOTING RIGHTS.................................................................     26
LITIGATION....................................................................     26
TABLE OF CONTENTS - STATEMENT OF ADDITIONAL INFORMATION.......................     29
APPENDIX......................................................................     30
FINANCIAL HIGHLIGHTS - VCA 10.................................................     32
FINANCIAL HIGHLIGHTS  - VCA 11................................................     33
FINANCIAL INFORMATION - VCA 24................................................     34

                            Glossary of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contracts, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

ACCUMULATION PERIOD: The period that begins with the Contract date (see definition below) and ends when you start receiving income payments or earlier if the Contract is terminated through a full withdrawal or payment of a death benefit.

ACCUMULATION ACCOUNT: An account used to calculate the value of your assets allocated to an investment option during the accumulation period. You have a separate ACCUMULATION ACCOUNT for each investment option.

COMPANION CONTRACT: A fixed dollar group annuity contract issued by Prudential under which contributions may be made for Participants in the MEDLEY program.

CONTRACTS: The group variable annuity contracts described in this prospectus.


CONTRACT DATE: The date Prudential receives the initial contribution on behalf of a Participant and all necessary paperwork is in good order. Contract anniversaries are measured from the Contract Date.


CONTRACTHOLDER: The employer, association or trust to which Prudential has issued a Contract.

CONTRIBUTIONS: Payments made by the Contractholder under the Contract for the benefit of a Participant.

INCOME PERIOD: The period that begins when you start receiving income payments under a Contract.

INVESTMENT OPTIONS: VCA 10, VCA 11 and VCA 24.


NASDAQ: A computerized system that provides price quotations for certain securities traded over-the-counter as well as many New York Stock Exchange listed securities.



NON-QUALIFIED COMBINATION CONTRACT: A group variable annuity contract issued in connection with non-qualified arrangements that permits Participants, under a single Contract, to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.


PARTICIPANT OR YOU: The person for whose benefit contributions are made under a Contract.

PRUDENTIAL OR WE: The Prudential Insurance Company of America.


QUALIFIED COMBINATION CONTRACT: A group variable annuity contract issued in connection with a qualified arrangement that permits Participants, under a single Contract, to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.



SEPARATE ACCOUNT: Purchase payments allocated to an investment option available under a Contract are held by Prudential in a separate account. VCA 10, VCA 11 and VCA 24 are each a separate account.


TAX DEFERRAL: A way to increase your assets without being taxed every year. Taxes are not paid on investment gain until you take money out of your Contract.

UNIT AND UNIT VALUE: You are credited with Units of the MEDLEY investment options you select. Initially, the number of Units credited to you is determined by dividing the amount of the contribution made on your behalf by the applicable Unit Value for that day for that investment option. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of the investment option plus any Contract charges that may apply to you.

                                   Fee Tables

VCA 10 AND VCA 11
PARTICIPANT TRANSACTION EXPENSES


Sales Load Imposed on Purchases..........................................   None
Maximum Deferred Sales Load (as a percentage of contributions withdrawn)*     7%
Exchange Fee.............................................................   None
ANNUAL CONTRACT FEE (maximum)............................................    $30
ANNUAL EXPENSES (as a percentage of average net assets)
Mortality and Expense Risk Fees..........................................   None
Investment Management Fees...............................................  0.25%
Maximum Administrative Fees**............................................  0.75%
Total Annual Expenses....................................................  1.00%


------------------------------
* The deferred sales load decreases by 1% each year of Program participation as follows:
  7% for the first year of Program participation, 6% for the second year and so on until after the seventh year the charge is 0%.


** Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the Contractholder's retirement arrangement.



VCA 10 and VCA 11 Examples



These examples will help you compare the fees and expenses of the VCA 10 and VCA 11 Contracts with other variable annuity contracts. The examples are calculated based on the expenses listed in the table above.*


If you surrender your Contract at the end
of the applicable time period:                                                1 year    3 years    5 years    10 years
                                                                                ----      -----      -----       -----
   You would pay the following expenses on a $1,000 investment,
   assuming 5% annual return on assets:............................             $80       $82         $85        $123
If you annuitize at the end of the applicable time period:
   You would pay the following expenses on a $1,000 investment,
   assuming 5% annual return on assets:............................             $10       $32         $55        $123
If you do not surrender your Contract:
   You would pay the following expenses on a $1,000 investment,
   assuming 5% annual return on assets:............................             $10       $32         $55        $123

------------------------------

* The Annual Contract Fee is reflected in the above example upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate option, in the same proportions as the aggregate Annual Contract Fees are deducted from each option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.

VCA 24
PARTICIPANT TRANSACTION EXPENSES


Sales Load Imposed on Purchases................................................     None
Maximum Deferred Sales Load (as a percentage of contributions withdrawn)*             7%
Exchange Fee...................................................................     None
ANNUAL CONTRACT FEE (maximum)..................................................      $30
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average net assets)
Mortality and Expense Risk Fees................................................     None
Administrative Fees............................................................    0.75%
Total Annual Expenses..........................................................    0.75%


------------------------------
* The deferred sales load decreases by 1% each year of Program participation as follows:
  7% for the first year of Program participation, 6% for the second year and so on until after the seventh year the charge is 0%.

SERIES FUND PORTFOLIO ANNUAL EXPENSES


                                     Conservative   Diversified                    Flexible
                                       Balanced        Bond        Equity           Managed
                                      Portfolio     Portfolio     Portfolio        Portfolio
                                     ------------   ---------    -----------      ---------
Investment Management Fee...........    .55%          .40%          .45%            .60%
Other Expenses......................    .02%          .03%          .02%            .02%
Total Annual Portfolio Expenses.....    .57%          .43%          .47%            .62%


                                                       Government
                                          Global         Income        Stock Index
                                         Portfolio     Portfolio        Portfolio
                                         ---------     -----------     ------------
Investment Management Fee...........       .75%           .40%             .35%
Other Expenses......................       .09%           .04%             .04%
Total Annual Portfolio Expenses.....       .84%           .44%             .39%



VCA 24 EXAMPLES



These examples will help you compare the fees and expenses of the VCA 24 Contract with other variable annuity contracts. The examples are calculated based on the expenses listed in the table above.*



You would pay the following expenses on each
$1,000 invested, assuming a 5% annual return
and redemption at the end of the time period:          1 Year    3 Years   5 Years  10 Years
                                                       ------    -------   -------  -------
Conservative Balanced...............................    $84        $93       $103    $161
Diversified Bond....................................     82         88         95     143
Equity..............................................     82         89         97     148
Flexible Managed....................................     84         93        105     165
Global..............................................     86        100        117     189
Government Income...................................     82         88         95     144
Stock Index.........................................     81         86         93     139



You would pay the following expenses on each
$1,000 invested, assuming a 5% annual return
and no redemption at the end of the time period:      1 Year   3 Years   5 Years  10 Years
                                                       -----    ------   -------  --------
Conservative Balanced...............................    $14       $43       $73     $161
Diversified Bond....................................     12        38        65      143
Equity..............................................     12        39        67      148
Flexible Managed....................................     14        43        75      165
Global..............................................     16        50        87      189
Government Income...................................     12        38        65      144
Stock Index.........................................     12        36        63      139


--------------------------------------------------------------------------------

* The annual contract fee is reflected in the above examples upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate option, in the same proportions as the aggregate annual contract fees are deducted from each investment option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.



     The Financial Highlights Tables appear at the end of this Prospectus.

                                    Summary


                                 THE CONTRACTS

Five of the six GROUP VARIABLE ANNUITY CONTRACTS that make up the MEDLEY Program are described in this prospectus. A group variable annuity contract is a contract between a Contractholder and Prudential, an insurance company. The Contracts offer a way to invest on a tax-deferred basis and are intended for retirement savings or other long-term investment purposes. The Contracts, like all deferred annuity contracts, have two phases - an accumulation period and an income period. During the accumulation period, earnings accumulate on a tax-deferred basis. That means you are only taxed on the earnings when you withdraw them. The second phase - the income period - occurs when you begin receiving regular payments from your Contract. The amount of money earned during the accumulation period determines the amount of payments you will receive during the income period.

The Contracts generally are issued to employers who make contributions on behalf of their employees under Sections 401, 403(b) or 457 of the Internal Revenue Code or a non-qualified retirement arrangement. In this case, the employer is called the "Contractholder" and the person for whom contributions are being made is a "Participant."

                                 THE MEDLEY PROGRAM


The following six group annuity contracts make up the MEDLEY Program:


   - VCA 10 CONTRACT - which provides for contributions to be invested in VCA 10.

   - VCA 11 CONTRACT - which provides for contributions to be invested in VCA 11.

   - VCA 24 CONTRACT - which provides for contributions to be invested in one or more of the Series Fund portfolios.

   - QUALIFIED COMBINATION CONTRACT - is a qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.

   - NON-QUALIFIED COMBINATION CONTRACT - is a non-qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.

   - COMPANION CONTRACT - is a fixed dollar group annuity contract issued by Prudential. (This Contract is not described in this prospectus.)

Your employer, which generally is the Contractholder, will decide which of these Contracts will be made available to you. Depending on the Contractholder's selection, you may be able to choose to have contributions made on your behalf to VCA 10, VCA 11 and/or VCA 24. You may also change how the contributions are allocated, usually by notifying Prudential at the address shown on the cover of this prospectus.

Depending on market conditions, you can make or lose money by investing in VCA 10, VCA 11 or VCA 24. The value of your Contract will fluctuate with its investment performance. Performance information is provided in the SAI. Remember, past performance is not a guarantee of future results.

                                   CONTRIBUTIONS

Contributions may be made through a payroll deduction program or a similar arrangement with the Contractholder. If Contributions are being made to an Individual Retirement Annuity they must be at least $500. Contributions to an Individual Retirement Annuity for a non-working spouse under Section 408 of the Internal Revenue Code (or a working spouse who elects to be treated as a non-working spouse) are limited to $250 a year. All contributions may be allocated among the investment options available to you under your Contract. Checks should be made payable to The Prudential Insurance Company of America.

                                    CHARGES

No sales charge is deducted when a contribution is made. However, there may be a sales charge when a contribution is withdrawn from VCA 10, VCA 11 or VCA 24. This is known as a "deferred sales charge" and covers Prudential's sales expenses. A deferred sales charge is charged only when contributions are withdrawn by a Participant during the first 7 years of his or her participation in the MEDLEY Program.


The maximum deferred sales charge is 7% and applies to contributions withdrawn during the first year of participation. After the first year, the deferred sales charge decreases. No deferred sales charge is imposed on contributions that are withdrawn:



    - to purchase an annuity under a Contract,



    - to provide a death benefit,



    - under the systematic withdrawal plan,



    - under a minimum distribution plan,



    - in the case of financial hardship or disability retirement as determined under an employer's retirement arrangement,



    - (except for IRAs) due to a Participant's resignation or retirement or termination of the Participant's employment by the Contractholder.


If you decide to transfer contributions among the investment options available under your Contract, you will not be subject to a deferred sales charge. However, these transfers are treated as contributions into the new investment option for purposes of determining any deferred sales charges on future withdrawals.

An annual account charge may also be made. This charge will not exceed $30 in any calendar year and will be divided up among your investment options.


VCA 10 and VCA 11 are subject to fees for investment management and administration services. VCA 24 is subject to an administration fee only, but the Series Fund portfolios are subject to investment management fees and other expenses. These fees will have the effect of decreasing investment performance, which in turn, determines how much you earn during the accumulation period of your Contract. There are no mortality and expense risk fees under the Contracts.


                              WITHDRAWALS & TRANSFERS

As explained later, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and participants.

All permitted telephone transactions may normally be initiated by calling Prudential at 800-458-6333. All permitted internet transactions may be made through www.prudential.com. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.

All written withdrawal requests and death benefit claims relating to a Participant's interest in VCA 10, VCA 11 or VCA 24 must be made in one of the following ways:


    - by U.S. mail to Prudential Investments, P.O. Box 5410, Scranton, Pennsylvania 18505-5410,



    - by other delivery service - for example, Federal Express - to Prudential Investments, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789 or


    - by fax to Prudential Investments, Attn: Client Payments at (570) 340-4328.


In order to process a withdrawal request or death benefit claim, it must be submitted to Prudential in "good order" which means all requested information must be submitted in a manner satisfactory to Prudential.


In some cases, the Contractholder or a third-party may provide recordkeeping services for a Contract instead of Prudential. In that case, withdrawal and transfer procedures may vary.


Transaction requests (including death benefit claims) received directly by Prudential in good order on a given Business Day before the established transaction cutoff time (4 PM Eastern Time, or such earlier time that the New York Stock Exchange may close or such earlier time that the Contractholder and Prudential have agreed to) will be effective for that Business Day. For purposes of the preceding sentence, we define "good order" generally as an instruction received by Prudential that is sufficiently complete and clear that Prudential does not need to exercise any discretion to follow such instruction.

                                     Prudential

Prudential is a mutual life insurance company incorporated in 1875 under the laws of New Jersey. Its corporate offices are located at 751 Broad Street, Newark, New Jersey 07102-3777. It has been investing for pension funds since 1928.

Prudential is the investment adviser for VCA 10, VCA 11 and the Series Fund. It is registered as an investment adviser under the Investment Advisers Act of 1940. Prudential is also responsible for the administration and recordkeeping activities for VCA 10, VCA 11 and VCA 24. Prudential's financial statements are included in the SAI.


Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the company's Board of Directors authorized management to take the preliminary steps necessary to allow the company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval. Prudential is working toward completing this process in 2001 and currently expects adoption by the Board of Directors to take place in the latter part of 2000. However, there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also, it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.



The plan of reorganization, which has not been fully developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including types, amounts and issue years of the policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, provided that their policies were in force on the date Prudential's Board of Directors adopted a plan of reorganization, while mutual fund customers and customers of the company's subsidiaries would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contractholders of Prudential's subsidiaries. This does not constitute a proposal, offer, solicitation or recommendation regarding any plan of reorganization that may be proposed or a recommendation regarding the ownership of any stock that could be issued in connection with any such demutualization.



Eligible policyholders would generally include employers, associations, other groups, and trusts established by or for such entities, that own group policies issued by Prudential, and generally would include Contractholders. The individuals covered under a group plan, such as the Participants under a Contract, generally would not be eligible to receive stock or other consideration from Prudential.


Prudential Investment Management Services LLC (PIMS), an indirect wholly-owned subsidiary of Prudential, is the principal underwriter of the Contracts. That means it is responsible for certain sales and distribution functions for the Contracts. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934. PIMS is a direct wholly-owned subsidiary of Prudential. Its main offices are located at 751 Broad St., Newark, New Jersey 07102-3777.

                             The Investment Options

VCA 10 and VCA 11 were created on March 1, 1982 and VCA 24 was created on April 29, 1987. Each is a separate account of Prudential. This means the assets of each are the property of Prudential but are kept separate from Prudential's general assets and cannot be used to meet liabilities from Prudential's other businesses.

VCA 10 and VCA 11 are registered with the SEC as open-end, diversified management investment companies. VCA 24 is registered with the SEC as a unit investment trust, which is another type of investment company.

                                  THE SERIES FUND

If VCA 24 is available under your Program, you may invest in one or more of the portfolios of the Series Fund. Like VCA 10 and VCA 11, the Series Fund is registered with the SEC as an open-end, diversified management investment company. Shares of the Series Fund are sold at their net asset value to separate accounts (like VCA 24) established by Prudential and certain other insurers that offer variable life and variable annuity contracts.

Because shares of the Series Fund are sold to both variable life and variable annuity separate accounts, it is possible that in the future the interest of one type of account may conflict with the other. This could occur, for example, if there are changes in state insurance law or federal income tax law. Although such developments are not currently anticipated, the Series Fund Board of Directors carefully monitors events in order to identify any material conflicts.

                              Investment Practices


Before making your allocation decision, you should carefully review the investment objectives and policies of each of your investment options. VCA 10, VCA 11 and the available Series Fund portfolios have different goals and strategies which may affect the level of risk and return of your investment. There is no guarantee that VCA 10, VCA 11 or any of the Series Fund portfolios will meet their objectives.

                                     VCA 10

VCA 10's investment objective is LONG-TERM GROWTH OF CAPITAL. To achieve this objective, we invest primarily in EQUITY SECURITIES of major, established corporations. VCA 10 may also invest in PREFERRED STOCKS, WARRANTS and BONDS that can be converted into a company's common stock or other equity security.


Equity securities - such as common stocks - are subject to COMPANY RISK. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Common stocks are also subject to MARKET RISK stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves the possibility of being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes and the mood of the investing public. If investor sentiments turn gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the value of all stocks are likely to drop.



Under normal market conditions, VCA 10 may also invest up to 20% of its total assets in short, intermediate or long term DEBT INSTRUMENTS that have been rated "investment grade." (This means major rating services, like Standard & Poor's Ratings Group or Moody's Investors Service Inc., have rated the securities within one of their four highest rating groups.) In response to adverse market conditions, we may invest a higher percentage in debt instruments. There is the risk that the value of a particular debt instrument could decrease. Debt investments may involve CREDIT RISK - the risk that the borrower will not repay an obligation, and MARKET RISK - the risk that interest rates may change and affect the value of the investment.


VCA 10 may also invest in foreign securities in the form of AMERICAN DEPOSITARY RECEIPTS (ADRs). ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank. We may purchase ADRs that are traded on a U.S. exchange or in an over-the-counter market. ADRs are generally thought to be less risky than direct investment in foreign securities because they can be transferred easily, have readily available market quotations, and the foreign companies that issue them are usually subject to the same types of financial and accounting standards as U.S. companies. Nevertheless, as foreign securities, ADRs involve special risks that should be considered carefully by investors. These risks include political and/or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, and the fact that there may be less publicly available information about a foreign company than about a U.S. company.


VCA 10 may enter into INTEREST RATE SWAP TRANSACTIONS. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 10 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same - to increase or decrease exposure to long- or short-term interest rates. For example, VCA 10 may enter into a swap transaction to preserve a return or spread on a particular investment to a portion of its portfolio or to protect against any increase in the price of securities that VCA 10 anticipates purchasing at a later date. VCA 10 will maintain appropriate liquid assets to cover its obligations under swap agreements.


The use of swap agreements is subject to certain risks. As with options and futures, if our prediction of interest rate movements is incorrect, VCA 10's total return will be less than if we had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 10 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

VCA 10 may also purchase and sell FINANCIAL FUTURES CONTRACTS, including futures contracts on stock indexes, interest-bearing securities (for example, U.S. Treasury bonds and notes) or interest rate indexes. The use of futures contracts for hedging purposes involves several risks. While our hedging transactions may protect VCA 10 against adverse movements in interest rates or other economic conditions, they may limit our ability to benefit from favorable movements in interest rates or other economic conditions. There are also the risks that we may not correctly predict changes in the market and that there may be an imperfect correlation between the futures contract price movements and the securities being hedged. Nor can there be any assurance that a liquid market will exist at the time we wish to close out a futures position. Most futures exchanges and boards of trade limit the amount of fluctuation in futures prices during a single day - once the daily limit has been reached, no trades may be made that day at a price beyond the limit. It is possible for futures prices to reach the daily limit for several days in a row with little or no trading. This could prevent us from liquidating an unfavorable position while we are still required to meet margin requirements and continue to incur losses until the position is closed.

We may also purchase and sell FUTURES CONTRACTS ON FOREIGN CURRENCIES or groups of foreign currencies.


In addition to futures contracts, VCA 10 is permitted to purchase and sell OPTIONS on equity securities, debt securities, securities indexes, foreign currencies and financial futures contracts. An option gives the owner the right to buy (a call option) or sell (a put option) securities at a specified price during a given period of time. VCA 10 will only invest in covered options. An option can be covered in a variety of ways, such as setting aside certain securities or cash equal in value to the obligation under the option.


Options involve certain risks. We may not correctly anticipate movements in the relevant markets. If this happens, VCA 10 would realize losses on its options position. In addition, options have risks related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although generally VCA 10 will only purchase or write exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange or otherwise may exist and we might not be able to effect closing transactions in particular options. In this event, VCA 10 would have to exercise its options in order to realize any profit and would incur brokerage commissions both upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of such options (or upon the purchase of underlying securities for the exercise of put options). If VCA 10 - as a covered call option writer - is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that we may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 10 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 10 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 10.

VCA 10 may invest in SECURITIES BACKED BY REAL ESTATE or shares of real estate investment trusts - called REITS - that are traded on a stock exchange or NASDAQ. These types of securities are sensitive to factors that many other securities are not - such as real estate values, property taxes, overbuilding, cash flow and the management skill of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment.


From time to time, VCA 10 may invest in REPURCHASE AGREEMENTS. In a repurchase agreement, one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short - possibly overnight or a few days - though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 10 will only enter into repurchase agreements that are fully collaterized. VCA 10 will not enter into repurchase agreements with Prudential or its affiliates as seller. VCA 10 may enter into joint repurchase transactions with other Prudential investment companies.


VCA 10 may also enter into REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLL TRANSACTIONS. In a reverse repurchase arrangement, VCA 10 agrees to sell one of its portfolio securities and at the same time agrees to repurchase the same security at a set price and time in the future. During the reverse repurchase period, VCA 10 often continues to receive principal and interest payments on the security that it "sold." Each reverse repurchase agreement reflects a rate of interest for use of the money received by VCA 10 and, for this reason, has some characteristics of borrowing.

Dollar rolls occur when VCA 10 sells a security for delivery in the current month and at the same time agrees to repurchase a substantially similar security from the same party at a specified price and time in the future. During the roll period, VCA 10 does not receive the principal or interest earned on the underlying security. Rather, it is compensated by the difference in the current sales price and the specified future price as well as by interest earned on the cash proceeds of the original "sale."

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities held by VCA 10 may decline below the price of the securities VCA 10 has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, VCA 10's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce VCA 10's obligation to repurchase the securities.

From time to time, VCA 10 may purchase or sell securities on a WHEN-ISSUED or DELAYED DELIVERY basis - that is, delivery and payment can take place a month or more after the date of the transaction. VCA 10 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.


VCA 10 may also enter into SHORT SALES AGAINST THE BOX. In this type of short sale, VCA 10 owns the security sold (or one convertible into it), but borrows the stock for the actual sale.


VCA 10 may also use FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. VCA 10's successful use of forward foreign currency exchange contracts depends on our ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.


VCA 10 may LEND its portfolio securities and invest up to 15% of its net assets in ILLIQUID SECURITIES. Illiquid securities include those without a readily available market and repurchase agreements with maturities of longer than 7 days.



There is risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund investment, an investment in VCA 10 could lose value, and you could lose money.



More information about some of the investment techniques described above is provided in the SAI.


                                       VCA 11

VCA 11's investment objective is to seek as HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND LIQUIDITY. To achieve this objective, we invest in a diversified portfolio of short-term debt obligations issued by the U.S. government, its agencies and instrumentalities, as well as commercial paper, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies and obligations issued by U.S and foreign banks, companies or foreign governments.


We make investments that meet specific rules designed for money market mutual funds, including Rule 2a-7 of the Investment Company Act of 1940 (the 1940 Act). As such, we will not acquire any security with a remaining period to repayment of principal exceeding 397 days, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security: (i) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (ii) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars. (See the Appendix to this prospectus for more information on these requirements.)


COMMERCIAL PAPER is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An ASSET-BACKED SECURITY is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. FUNDING AGREEMENTS are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest. CERTIFICATES OF DEPOSIT, TIME DEPOSITS, BANKERS' ACCEPTANCES and BANK NOTES are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase DEBT SECURITIES that include DEMAND FEATURES, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at an agreed price within a rela-tively short period of time, in compliance with the rules applicable to money market mutual funds.


VCA 11 may also purchase FLOATING RATE and VARIABLE RATE securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return VCA 11 will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to VCA 11.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of LOAN PARTICIPATIONS. In loan participations, VCA 11 will have a contractual relationship with the lender but not with the borrower. This means VCA 11 will only have rights to principal and interest received by the lender. It will not be able to enforce compliance by the borrower with the terms of the loan and may not have a right to any collateral securing the loan. If the lender becomes insolvent, VCA 11 may be treated as a general creditor and not benefit from any set-off between the lender and the borrower.


From time to time, VCA 11 may invest in REPURCHASE AGREEMENTS. In a repurchase agreement one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short - possibly overnight or a few days - though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 11 will only enter into repurchase agreements that are fully collaterized. VCA 11 will not enter into repurchase agreements with Prudential or its affiliates as seller. VCA 11 may enter into joint repurchase transactions with other Prudential investment companies.


From time to time, VCA 11 may purchase or sell securities on a WHEN-ISSUED or DELAYED DELIVERY basis - that is, delivery and payment can take place a month or more after the date of the transaction. VCA 11 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.


Up to 10% of VCA 11's net assets may be invested in ILLIQUID securities. Illiquid securities include those without a readily available market and repurchase agreements with maturities of longer than 7 days.


The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.


Since VCA 11 invests only in money market instruments, there is not likely to be an opportunity for capital appreciation. Debt obligations, including money market instruments, also involve CREDIT RISK - the risk that the borrower will not repay an obligation, and MARKET RISK - the risk that interest rates may change and affect the value of the obligation. There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund investment, an investment in VCA 11 could lose value, and you could lose money.


VCA 11's investment in U.S. dollar denominated foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to the same types of regulatory requirements that U.S. banks and companies are. Foreign political developments may adversely affect the value of foreign securities. VCA 11's foreign securities may also be affected by changes in foreign currency rates. These effects would be linked to the ability of the issuer to repay the debt in U.S. dollars.


More information about some of the investment techniques described above, is provided in the SAI.


An Investment in VCA 11 is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although VCA 11 seeks to preserve the value of your investment, it is possible to lose money by investing in VCA 11.

                          THE SERIES FUND PORTFOLIOS

We list below the investment objectives of the seven Series Fund portfolios currently available for investment through VCA 24 under the Contracts.


CONSERVATIVE BALANCED PORTFOLIO. A total investment return consistent with a conservatively managed diversified portfolio. To achieve this objective, we invest in a mix of money market instruments, fixed income securities, and common stocks.

DIVERSIFIED BOND PORTFOLIO. A high level of income over a longer term while providing reasonable safety of capital. To achieve this objective, we invest primarily in higher-grade debt obligations and high-quality money market investments.



EQUITY PORTFOLIO. Capital appreciation. To achieve this objective, we invest primarily in common stocks of major established corporations as well as smaller companies, that appear to offer attractive prospects of price appreciation.



FLEXIBLE MANAGED PORTFOLIO. A high total return consistent with an aggressively managed diversified portfolio. To achieve this objective, we invest in a mix of money market instruments, fixed income securities, and equity securities.



GLOBAL PORTFOLIO. Long-term growth of capital. To achieve this objective, we invest primarily in common stocks (or their equivalents) of foreign and U.S. companies.



GOVERNMENT INCOME PORTFOLIO. A high level of income over the long term consistent with the preservation of capital. To achieve this objective, we invest primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established by the U.S. Government.



STOCK INDEX PORTFOLIO. Investment results that generally correspond to the performance of publicly traded common stocks. To achieve this objective, we attempt to duplicate the price and yield performance of the Standard & Poor's 500 Stock Price Index.


The Conservative Balanced, Flexible Managed and Equity Portfolios may invest in below investment grade fixed income securities. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in high yield/high risk securities which carry medium to lower ratings and in comparable non-rated securities. Investors should understand that such securities are not generally meant for short-term investing.

The investment policies, restrictions and risks associated with each of these seven portfolios are described in the accompanying prospectus for the Series Fund. Certain restrictions are set forth in the Series Fund's SAI.

                          Determination of Net Asset Value

To keep track of investment results, each Participant is credited with Units in the investment options he or she has selected. Initially, the number of Units credited to a Participant is determined by dividing the amount of the contribution made on his or her behalf by the applicable Unit Value for that day for that investment option. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of the investment option plus any Contract charges that may apply to the Participant. The procedures for computing the net asset value for shares of the Series Fund are described in the accompanying Series Fund prospectus.

The net asset value of each Unit for VCA 10 and VCA 11 is determined once a day at 4:00 p.m. New York time - on each day the New York Stock Exchange is open for business. If the New York Stock Exchange closes early on a day, the NAVs will be calculated some time between the closing time and 4:00 p.m. on that day. We may impose a transaction cut-off time earlier than 4:00 p.m. for retirement arrangements that make company stock available to Participants.

EQUITY SECURITIES are generally valued at the last sale price on an exchange or NASDAQ, or if there is no sale, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

All SHORT-TERM DEBT SECURITIES held by VCA 11 are valued at amortized cost. Short-term debt securities having remaining maturities of 60 days or less held by VCA 10 are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases (or increases when a security is purchased at a discount) in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value.

OTHER DEBT SECURITIES - those that are not valued on an amortized cost basis - are valued using an independent pricing service.

OPTIONS ON STOCK AND STOCK INDEXES that are traded on an national securities exchange are valued at the average of the bid and asked prices as of the close of that exchange.

FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE AVAILABLE will be valued at fair value by Prudential under the supervision of the VCA 10 or VCA 11 Committee.

                                     Management

VCA 10 and VCA 11 each has a Committee - similar to a board of directors - that provides general supervision. The members of the VCA 10 and VCA 11 Committees are elected for indefinite terms by the Participants of VCA 10 and VCA 11, respectively. A majority of the members of each Committee are not "interested persons" of Prudential or its affiliates, as defined by the 1940 Act. Information about the Series Fund's Board of Directors is provided in the accompanying prospectus for the Series Fund and in the Series Fund SAI.

Under separate investment management agreements, Prudential serves as the investment manager of VCA 10, VCA 11 and the Series Fund. In turn, Prudential has contracted with its wholly owned subsidiary, Prudential Investment Corporation (PIC), to provide these investment services. Nevertheless, Prudential continues to have responsibility for all investment management services. Prudential reimburses PIC for its costs and expenses incurred in providing these services. PIC is registered as an investment adviser under the Investment Advisers Act of 1940.


Prudential and PIC may use affiliated brokers to execute brokerage transactions on behalf of VCA 10 and 11 as long as the commissions charged by such affiliated brokers are comparable to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. More information about brokerage transactions is included in the SAI.


                                  Contract Charges

                             DEFERRED SALES CHARGE

No sales charge is imposed when a contribution is made on your behalf to VCA 10, VCA 11 or VCA 24. This means 100% of the contribution is invested. However, a deferred sales charge may be imposed if contributions are withdrawn within seven years after you began your participation in the MEDLEY Program. The amount of the deferred sales charge depends on the number of years you have been participating in the MEDLEY Program, the year in which the withdrawal is made and the kind of retirement arrangement that covers the Participant. Such participation in the MEDLEY Program ends on the date when the Participant account under the Contract is cancelled. In the event of such cancellation Prudential reserves the right to consider the Participant to be participating in the Contract for a limited time (currently about one year) for the purposes of calculating any withdrawal charge on the withdrawal of any future contributions.


The maximum deferred sales charges that may be imposed are shown below. Certain Contracts may impose lower deferred sales charges.


    Years of                             Deferred Sales
Participation in                       Charge, as a % of
  the Program*                      Contributions Withdrawn
----------------                    -----------------------
Up to 1 year.............                     7%
1 year up to 2 years.....                     6%
2 years up to 3 years....                     5%
3 years up to 4 years....                     4%
4 years up to 5 years....                     3%
5 years up to 6 years....                     2%
6 years up to 7 years....                     1%
7 years and after........                     0%

-----------------------
* If you make a withdrawal on the anniversary date of your participation in the MEDLEY Program, any applicable deferred sales charge will be based on the longer period of Program participation.

The deferred sales charge is used to compensate PIMS for its expenses in selling the Contracts. If PIMS' expenses exceed the amount of deferred sales charges received, Prudential will make up the difference from its general account.

The applicable deferred sales charge is deducted from the amount withdrawn. For purposes of calculating charges, your participation in the MEDLEY Program begins on the date we accept the first contribution made on your behalf under one of the Contracts, a Companion Contract, the fixed rate option, mutual fund or other investment vehicles made available by Prudential. Before a contribution will be accepted, however, it must be received in "good order." This means that all requested information must be submitted in a manner satisfactory to Prudential.

                        WAIVER OF DEFERRED SALES CHARGE

A deferred sales charge will not be imposed on any contributions you withdraw:


- to purchase an annuity under a Contract,



- to provide a death benefit,



- under the systematic withdrawal plan,



- under a minimum distribution plan,



- in the case of financial hardship or disability retirement as determined under an employer's retirement arrangement,

- (except for IRAs) due to a Participant's resignation or retirement or termination of the Participant's employment by the Contractholder, or



- after 7 years of participation in the MEDLEY Program.


If you decide to transfer contributions among the investment options available under your Contract, you will not be subject to a deferred sales charge. However, these transfers are treated as contributions into the new investment option for purposes of determining any deferred sales charges on future withdrawals.

Under certain circumstances, you may borrow contributions made on your behalf. A loan will reduce the number of your Units but will not be subject to a deferred sales charge. As you pay back the loan, any principal repayment will be treated as a new contribution for purposes of calculating any deferred sales charge on future withdrawals. If a Participant defaults on a loan, the outstanding balance of the loan will be treated as a withdrawal and the deferred sales charge will apply.

Withdrawals, transfers and loans from VCA 10, VCA 11 and VCA 24 are considered to be withdrawals of contributions until all of the Participant's contributions have been withdrawn, transferred or borrowed. No deferred sales charge is imposed on withdrawals of any amount in excess of contributions.

                                 ANNUAL ACCOUNT FEE


Every year, you may be charged an account fee for recordkeeping and other administrative services. This fee is paid to Prudential and will not exceed $30 in any year. The account fee is deducted automatically from your account on the last business day of each calendar year. New Participants will only be charged a portion of the annual account fee, depending on the number of months remaining in the calendar year after the first contribution is made.


If you withdraw all your contributions (other than to purchase an annuity under a Contract) before the end of a year, the fee will be charged on the date of the last withdrawal. In this case, the fee will be prorated unless you withdraw all of your contributions in the same year the initial contribution is made - in which case, the full account fee will be charged.

The total annual account charge with respect to all of a Participant's accounts will not be greater than $30. The charge will first be made against a Participant's account under a fixed-dollar Companion Contract or fixed rate option of a Combination Contract. If the Participant has no account under a Companion Contract or the fixed rate option, or if that account is too small to pay the charge, the charge will be made against the Participant's account in VCA 11. If the Participant has no VCA 11 account, or if that account is too small to pay the charge, the charge will then be made against the Participant's VCA 10 account. If the Participant has no VCA 10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA 24.

                     CHARGE FOR ADMINISTRATIVE EXPENSE AND
                        INVESTMENT MANAGEMENT SERVICES

Like many other variable annuity contracts, VCA 10 and VCA 11 are subject to fees for investment management and administration services. These fees are deducted directly from the assets of VCA 10 and VCA 11 but will have the effect of decreasing their investment performance, which in turn, determines how much you earn during the accumulation period of your Contract.


VCA 10 and VCA 11 are each charged an annual investment management fee of 0.25% of their net assets. In addition, each is also charged a maximum annual administration fee of 0.75% of its net assets. Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the contractholder's retirement arrangement.



VCA 24 is subject to an annual administrative fee of 0.75% of its net assets. Although VCA 24 itself does not pay an investment management fee, the Series Fund portfolios do as follows:


                             Investment Management Fee
Portfolio                     (as a % of net assets)
---------                    -------------------------
Conservative Balanced..                0.55%
Diversified Bond.......                0.40%
Equity.................                0.45%
Flexible Managed.......                0.60%
Global.................                0.75%
Government Income......                0.40%
Stock Index............                0.35%


Other expenses incurred by the Series Fund portfolios include printing costs, legal and accounting expenses, and the fees of the Series Fund's custodian and transfer agent. More information about these expenses is included in the accompanying Series Fund prospectus.


                            MODIFICATION OF CHARGES

Under certain of the Contracts, Prudential may impose lower deferred sales charges and account fees. We would do this if we think that our sales or administrative costs with respect to a Contract will be less than for the other Contracts. This might occur if Prudential is able to save money by using mass enrollment procedures or if recordkeeping or sales efforts are performed by the Contractholder or a third party. We may also lower the deferred sales charge to comply with state laws.

                                 THE CONTRACTS

The Contracts described in this prospectus are generally issued to employers who make contributions on behalf of their employees. The Contracts can also be issued to associations or trusts that represent employers or represent individuals who themselves become Participants. Even though the employer, association or trust is the Contractholder, the Participants usually - although not always - have the rights under the Contract described in this prospectus. You should check the provisions of your employer's plan or any agreements with your employer to see if there are any limitations on your Contract rights.

For individuals who are not associated with a single employer or other organization, Prudential offers a Non-Qualified Combination Contract.

                            THE ACCUMULATION PERIOD

1. Contributions

In most cases, contributions are made through a payroll deduction or similar arrangement with the Contractholder. If contributions are being made to an Individual Retirement Annuity they must be at least $500. (Contributions to an Individual Retirement Annuity for a non-working spouse or a working spouse who elects to be treated as a non-working spouse are limited to $250 per year.)

You decide how contributions made on your behalf will be allocated among the investment options available under your Contract. You can change this allocation by simply notifying us at the address shown on the cover of this prospectus - or if some other organization provides the recordkeeping services under your Contract, by contacting them.

When a contribution is made, 100% of it is invested in the investment option you have chosen. You are credited with Units which are determined by dividing the amount of the contribution by the Unit Value for that investment option for that day. Then the value of your Units is adjusted each business day to reflect the performance and expenses of your investment option. Units will be redeemed as necessary to pay your annual account charge.

The first contribution made on your behalf will be invested within two business days after it has been received by us if we receive all the necessary enrollment information. If the Contractholder submits an initial contribution for you and the enrollment form is not in order, we will place the contribution into one of two money market options until the paperwork is complete. The two money market options are:

- If the Contractholder has purchased only MEDLEY Contracts or a MEDLEY Contract together with either a group variable annuity contract issued through The Prudential Variable Contract Account-2 or unaffiliated mutual funds, then the initial contribution will be invested in VCA 11.

- If the Contractholder has purchased MEDLEY contracts as well as shares of a money market fund, the initial contribution will be invested in that money market fund.

In this event, the Contractholder will be promptly notified. However, if the enrollment process is not completed within 105 days, we will redeem the money market shares. Any proceeds paid to the Contractholder under this procedure may be considered a prohibited transaction and taxable reversion to the Contractholder under current provisions of the Code. Similarly, returning proceeds may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended (ERISA), to hold all plan assets in trust. Both problems may be avoided if the Contractholder arranges to have the proceeds paid into a qualified trust or annuity contract.

2. The Unit Value

Unit Values are determined each business day by multiplying the previous day's Unit Value by the "gross change factor" for the current business day and reducing this amount by the daily equivalent of the investment management and administrative fees. The gross change factor for VCA 10 and VCA 11 is determined by dividing the current day's net assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day's net assets. The gross change factor for VCA 24 is calculated by dividing the current day's net asset value per share of the applicable portfolio of the Series Fund by the previous day's net asset value per share.

3. Withdrawal of Contributions

Because the Contracts are intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. For example, if your retirement plan is subject to Sections 401(a) or 403(b) of the Internal Revenue Code, contributions made from a Participant's own salary (before taxes) cannot be withdrawn unless the Participant is at least 59 1/2 years old, no longer works for his or her employer, becomes disabled or dies. (Contributions made from your own salary may sometimes be withdrawn in the case of hardship, but you need to check your particular retirement arrangements.) Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax dollars.

Retirement arrangements that are not covered by Sections 401(a) or 403(b) of the Internal Revenue Code are subject to different limitations. For example,
Section 457 Plans usually allow withdrawals only when the Participant reaches 70 1/2 years of age, no longer works for his or her employer or for unforeseeable emergencies.

Under certain retirement arrangements, federal law requires that married Participants must obtain their spouses' written consent to make a withdrawal request. The spouse's consent must be notarized or witnessed by an authorized plan representative.

BECAUSE WITHDRAWALS WILL GENERALLY HAVE FEDERAL TAX IMPLICATIONS, WE URGE YOU TO CONSULT WITH YOUR TAX ADVISER BEFORE MAKING ANY WITHDRAWALS UNDER YOUR CONTRACT.

Minimum Withdrawals. Certain Contracts require that any withdrawal must be at least $250. If your Units are worth less than $250, these Contracts may permit you to make a single withdrawal of all your Units. The amount withdrawn will be subject to any applicable deferred sales charges and, if you are withdrawing all of your Units, the full annual account charge will be automatically deducted regardless of when in the calendar year you make the withdrawal.

Payment of Redemption Proceeds. In most cases, once we receive a withdrawal request in good order, we will pay you the redemption amount (less any applicable deferred sales charges and account fees) within seven days. The SEC permits us to delay payment of redemption amounts beyond seven days under certain circumstances - for example, when the New York Stock Exchange is closed or trading is restricted.

Plan Expenses. Under certain Contracts, withdrawals may be made to pay expenses of the plan.

4. Systematic Withdrawal Plan

If you are at least 59 1/2 years old and have Units equal to least $5,000, you may be able to participate in the Systematic Withdrawal Plan. However, participation in this program may have significant tax consequences and Participants should consult with their tax adviser before signing up.

Plan enrollment. To participate in the Systematic Withdrawal Plan, you must make an election on a form approved by Prudential. (Under some retirement arrangements, if you are married you may also have to obtain your spouse's written consent in order to participate in the Systematic Withdrawal Plan.) You can choose to have withdrawals made on a monthly, quarterly, semi-annual or annual basis. On the election form, you will also be asked to indicate whether you want payments in equal dollar amounts or made over a specified period of time. If you choose the second option, the amount of the withdrawal payment will be determined by dividing the total value of your Units by the number of withdrawals left to be made during the specified time period. These payments will vary in amount reflecting the investment performance of your investment option during the withdrawal period. You may change the frequency of withdrawals, as well as the amount, once during each calendar year on a form which we will provide to you on request.

Applicability of Deferred Sales Charge. No deferred sales charge is imposed on withdrawals made under the Systematic Withdrawal Plan. However, we reserve the right to impose a charge if you participate in the Systematic Withdrawal Plan for less than three years. A Participant in the Systematic Withdrawal Plan who is over 59 1/2 may make one additional withdrawal during each calendar year in an amount that does not exceed 10% of the aggregate value of his or her Units. This withdrawal will not be subject to any deferred sales charge. (Different procedures may apply if Prudential is not the recordkeeper for your Contract.)

Termination of Plan Participation. You may terminate your participation in the Systematic Withdrawal Plan at any time upon notice to us. If you do so, you cannot participate in the Systematic Withdrawal Plan again until the next calendar year.

Order of Withdrawals. When you participate in the Systematic Withdrawal Plan, withdrawals will be made first from your Companion Contract Units or fixed rate option Units, if any. Once all of these Units have been redeemed, systematic withdrawals will be made by redeeming your Units in the following order:


First, VCA 11 Units,



- Next, VCA 10 Units,



- Next, Units in the Equity Portfolio of the Series Fund,



- Next, Units in the Diversified Bond Portfolio of the Series Fund,



- Next, Units in the Conservative Balanced Portfolio of the Series Fund,



- Next, Units in the Flexible Managed Portfolio of the Series Fund,



- Next, Units in the Stock Index Portfolio of the Series Fund,

- Next, Units in the Government Income Portfolio of the Series Fund, and



- Next, Units in the Global Portfolio of the Series Fund.


5. Texas Optional Retirement Program

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program in order to comply with the provisions of Texas law relating to this program. Please refer to your Contract documents if this applies to you.

6. Death Benefits

In the event a Participant dies before the income period under a Contract is completed, a death benefit will be paid to the Participant's designated beneficiary. The death benefit will equal the value of the Participant's Units on the day we receive the claim in good order, less the annual account fee.


Payment Methods. You, the Participant, can elect to have the death benefit paid to your beneficiary in one cash sum, as systematic withdrawals, as an annuity, or a combination of the three, subject to the minimum distribution rules of
Section 401(a)(9) of the Internal Revenue Code described below. If you do not make an election, your beneficiary may choose from these same four options within the time limit set by your retirement arrangement. If the beneficiary does not make the election within the time limit, he or she will receive a one-sum cash payment equal to the aggregate value of the Participant's Units less the annual account fee.


Minimum Death Benefit. Under certain retirement arrangements, if you (or your beneficiary, if you did not) elected to have the death benefit paid in one-sum cash payment by redeeming all of your Units in one or more of the investment options, Prudential will add to the payment, if necessary, so that the death benefit is not less than the contributions made on your behalf (less any withdrawals, transfers and the annual account fee). Certain Contracts may provide for an even higher minimum amount.

ERISA. Under certain types of retirement plans, ERISA requires that in the case of a married Participant who dies prior to the date payments could have begun, a death benefit be paid to the Participant's spouse in the form of a "qualified pre-retirement survivor annuity." This is an annuity for the lifetime of the Participant's spouse in an amount which can be purchased with no less than 50% of the value of the Participant's Units as of the date of the Participant's death. In these cases, the spouse may consent to waive the benefit. The consent must be in a writing, acknowledge the effect of waiving the coverage, contain the signatures of both the Participant and the spouse and be notarized or witnessed by an authorized plan representative. If the spouse does not consent, or the consent is not in good order, 50% of the value of the Participant's Units will be paid to the spouse, even if the Participant named someone else as the beneficiary. The remaining 50% will be paid to the designated beneficiary.

Annuity Option. Under many retirement arrangements, a beneficiary who elects a fixed-dollar annuity death benefit may choose from among the forms of annuity available. (See "The Annuity Period - Available Forms of Annuity," below.) He or she will be entitled to the same annuity purchase rate basis that would have applied if you were purchasing the annuity for yourself. The beneficiary may make this election immediately or at some time in the future.

Systematic Withdrawal Option. If a beneficiary has chosen to receive the death benefit in the form of systematic withdrawals, he or she may terminate the withdrawals and receive the remaining value of the Participant's Units in cash or to purchase an annuity. The beneficiary may also change the frequency or amount of withdrawals, subject to the minimum distribution rules described below.

Until Pay-out. Until all of your Units are redeemed and paid out in the form of a death benefit, they will be maintained for the benefit of your beneficiary. However, a beneficiary will not be allowed to make contributions or take a loan against the Units. No deferred sales charges will apply on withdrawals by a beneficiary.

7. Discontinuance of Contributions

A Contractholder can stop contributions on behalf of all Participants under a Contract by giving notice to Prudential. If this happens, you may still make withdrawals in order to transfer amounts, purchase an annuity or for any other purpose - just as if contributions were still being made on your behalf. But if contributions are discontinued for a certain length of time (24 months in certain states, 36 in others) and your Units equal less than a certain amount ($1,000 in certain states, $2,000 in others), we have the right under some retirement arrangements to redeem your Units. In that case, you would receive the value of your Units - less the annual account charge - as of the date of cancellation.

We also have the right to refuse new Participants or new contributions on behalf of existing Participants upon 60 days' notice to the Contractholder. (Some Contracts require 90 days' advance notice.)

8. Transfer Payments

Under most of the Contracts, you can transfer all or some of your Units from one investment option to another. In order to make a transfer, you need to provide us with a completed written transfer request form or a properly authorized telephone or Internet transfer request (see below). There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you.

Processing Transfer Requests. On the day we receive your transfer request in good order, we will redeem the number of Units you have indicated (or the number of Units necessary to make up the dollar amount you have indicated) and invest in Units of the investment option you have selected. The value of the Units redeemed and of the Units in the new investment option will be determined by dividing the amount transferred by the Unit Value for that day for the respective investment option.

Different procedures may apply if recordkeeping services for your Contract are performed by an organization other than Prudential.

Alternate Funding Agency. Some Contracts provide that if a Contractholder stops making contributions, it can request Prudential to transfer Units from any of the investment options to a designated alternate funding agency. If the Contract is used in connection with certain non-qualified annuity arrangements, tax-deferred annuities subject to Section 403(b) of the Internal Revenue Code or with an Individual Retirement Annuity, we will notify each Participant with Units as of the date of the Contractholder's request. A Participant may then choose to keep his or her Units in the MEDLEY investment options or have them transferred to the alternate funding agency. If we do not hear from a Participant within 30 days, his or her Units will remain in the MEDLEY investment options.

If a Contractholder stops contributions under a Contract used in connection with a deferred compensation plan subject to Section 457 of the Internal Revenue Code, Prudential has the right to transfer Participants' Units from VCA 10, VCA 11 and VCA 24 to an alternate funding agency.

9. Requests by Telephone and other Electronic Means


The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.



Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.


For your protection and to prevent unauthorized exchanges, telephone calls and other communications will be recorded and you will be asked to provide your personal identification number or other identifying information. Neither Prudential nor our agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine.


During times of extraordinary economic or market changes, telephone and other electronic instructions may be difficult to implement.


Some states may not allow these privileges.

10. Prudential Mutual Funds

We may offer certain Prudential mutual funds as an alternative investment vehicle for existing MEDLEY Contractholders. These funds are managed by Prudential Investments Fund Management LLC, a wholly-owned subsidiary of Prudential. If the Contractholder elects to make one or more of these funds available, Participants may direct new contributions to the funds.

Exchanges. Prudential may also permit Participants to exchange some or all of their MEDLEY Units for shares of the Prudential mutual funds without imposing any sales charges. In addition, Prudential may allow Participants to exchange some or all of their shares in the Prudential mutual funds for MEDLEY Units. No sales charge is imposed on these exchanges or subsequent withdrawals. Before deciding to make any exchanges, you should carefully read the prospectus for the Prudential mutual fund you are considering. The Prudential mutual funds are not funding vehicles for variable annuity contracts and therefore do have the same features - such as a minimum death benefit - as the MEDLEY Contracts.

Offer Period. Prudential will determine the time periods during which these exchange rights will be offered. In no event will these exchange rights be offered for a period of less than 60 days. Any exchange offer may be terminated, and the terms of any offer may change. After an offering, a Participant may only make transfers to the Prudential mutual funds to the extent his or her Units are not subject to a deferred sales charge.

Annual Account Fee. If a Participant exchanges all of his or her MEDLEY Units for shares in the Prudential mutual funds, the annual account fee under the Contract may be deducted from the Participant's mutual fund account.

Taxes. Generally, there should be no adverse tax consequences if a Participant in a qualified retirement arrangement, in a deferred compensation plan under
Section 457 or in an individual retirement annuity under Section 408 of the Internal Revenue Code elects to exchange amounts in the Participant's current MEDLEY account(s) for shares of Prudential mutual funds or vice versa. For 403(b) plans, exchanges from a MEDLEY account to a Prudential mutual fund will be effected from a 403(b) annuity con-tract to a 403(b)(7) custodial account so that such transactions will not constitute taxable distributions. Conversely, exchanges from a Prudential mutual fund to a MEDLEY account will be effected from a 403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, 403(b) Participants should be aware that the Internal Revenue Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the Prudential mutual funds than under the MEDLEY Program.

Non-Qualified Contracts. For tax reasons, Prudential does not intend to permit exchanges from a MEDLEY Contract to a Prudential mutual fund for Participants under a Non-Qualified Combination Contract issued to a plan covering employees that share a common employer or that are otherwise associated.

Demutualization. If the Contractholder makes Prudential mutual funds available and Participants exchange their MEDLEY Units for shares of the Prudential mutual funds, and if Prudential demutualizes in the future, the Contractholder might not receive consideration it might otherwise have received or the amount of the consideration the Contractholder receives could be smaller than had Participants not exchanged MEDLEY Units. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, while mutual fund customers and customers of the company's subsidiaries would not be. Under New Jersey's demutualization law, an annuity contract would have to be in effect on the date Prudential's Board of Directors adopts a plan of reorganization in order to be considered for eligibility. A MEDLEY Contract will cease to be in effect when all the Participants have exchanged their Units under a MEDLEY Contract. Decisions regarding the exchange of MEDLEY should be based on the desire for the features of the mutual funds as well as Participants' insurance needs, and not on Prudential's potential for demutualization. For more information about demutualization, see "Prudential,"above.





11. Loans


Many of the Contracts permit Participants to borrow against their Units. Like any other loan, the Participant is required to make periodic payments of interest plus a portion of the principal. These payments are then invested in the investment options chosen by the Participant or specified in the Contracts.

The ability to borrow, as well as the interest rate and other terms and conditions of these loans, may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.

Loan Amount. In general (though not under all Contracts), the minimum loan amount is set out in the Contract documents, or if not specified, will be determined by Prudential. The most a Participant may borrow is the lesser of:

- $50,000 reduced by the highest outstanding balance of loans during the one-year period preceding the date of the loan, or

- 50% of the value of the Participant's Units.

This maximum is set by federal tax law and applies to all of your loans from any qualified retirement plan of your employer. Since we cannot monitor your loan activity relating to other plans, it is your responsibility to do so.

FAILING TO COMPLY WITH THESE REQUIREMENTS OR DEFAULTING UNDER A LOAN COULD HAVE NEGATIVE TAX CONSEQUENCES.

Fees. A loan application fee of up to $75 will be charged at the time the loan is made. This fee will be automatically deducted from your account. Prudential also charges a loan maintenance fee of up to $25 a year for its recordkeeping and other administrative services provided in connection with the loan. The loan maintenance fee, which is deducted quarterly, will be pro rated in the year in which the loan is repaid.


12. Modified Procedures


Under some Contracts, the Contractholder or a third party provides the recordkeeping services that would otherwise be provided by Prudential. These Contracts may have different deferred sales charges and annual account charges than those described in this prospectus. They also may have different procedures for allocation, transfer and withdrawal requests. For more information, contact your Contractholder or third party recordkeeper.

                              THE ANNUITY PERIOD

1. Electing the Annuity Date and the Form of Annuity

If permitted under federal tax law and your Contract, you may have all or any part of your Units in VCA 10, VCA 11 or VCA 24 used to purchase a fixed-dollar annuity under the MEDLEY Program. If you decide to purchase an annuity, you can choose from any of the options described below unless your retirement arrangement otherwise restricts you.

The Retirement Equity Act of 1984 requires that a married Participant under certain types of retirement arrangements must obtain the consent of his or her spouse if the Participant wishes to select a payout that is not a qualified joint and survivor annuity. The spouse's consent must be signed, and notarized or witnessed by an authorized plan representative.

Withdrawals from VCA 10, VCA 11 and VCA 24 that are used to purchase fixed-dollar annuity under the MEDLEY Program become part of Prudential's general account, which supports insurance and annuity obligations. Similarly, amounts allocated to the Companion Contract or the fixed rate option under a Combination Contract become part of Prudential's general account. Because of exemptive and exclusionary provisions, interest in the general account have not been registered under the Securities Act of 1933 (the 1933 Act) nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the fixed-dollar annuity that may be purchased under the Contracts. Disclosures regarding this annuity and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.

2. Available Forms of Annuity

OPTION 1 - LIFE ANNUITY WITH PAYMENTS CERTAIN.

If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. You also get to specify a number of minimum payments that will be made - 60, 120, 180 or 240 months - so that if you pass away before the last payment is received, your beneficiary will continue to receive payments for that period.

OPTION 2 - ANNUITY CERTAIN.

If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. However, unlike Option 1, these payments will only be paid during the period you have specified (60, 120, 180 or 240 months). If you pass away before the last payment is received, your beneficiary will continue to receive payments for that period. If you outlive the specified time period, you will no longer receive any annuity payments.

OPTION 3 - JOINT AND SURVIVOR ANNUITY WITH PAYMENTS CERTAIN.

If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the "contingent annuitant," if living, for the remainder of her or his lifetime.

When you purchase this type of annuity you will be asked to:

- specify the length of time you want the contingent annuitant to receive monthly payments in the same amount as the monthly payments you have received (this is called the period certain) AND

- set the percentage of the monthly payment - for example, 33% or 66% or even 100% - you want paid to the contingent annuitant after the period certain for the remainder of his or her lifetime.

If both you and the contingent annuitant pass away during the period certain, payments will be made to the properly designated beneficiary.

Not all of the above forms of annuity may be available under your retirement arrangements. In some cases, other forms of annuity are available under the Contracts.

3. Purchasing the Annuity

Once you have selected the type of annuity, you must submit to Prudential a written election on a form that we will provide to you on request. Unless you request otherwise, the annuity will begin on the first day of the month after we have received your election form in good order and you will receive your first annuity payment within one month after that.

If you withdraw contributions to purchase an annuity, no deferred sales charge will apply. If it is necessary to withdraw all of your contributions in order to purchase the annuity, the full annual account charge will be charged unless the annuity becomes effective on January 1 of any year. The remainder - less any applicable taxes on annuity considerations - will be applied to the appropriate annuity purchase rate set forth in your Contract. (Prudential has the right to determine the amount of monthly payments from annuity purchase rates if they would provide a larger monthly payment than the rate shown in your Contract.)

The schedule of annuity purchase rates in a Contract is guaranteed by Prudential for ten years from the date the Contract is issued. If we modify the rates after ten years, the new rates will be guaranteed for the next ten years. A change in annuity purchase rates used for annuities described in Option 2 above will only apply to contributions made after the date of the change. A change in the rates under the other options will apply to all of your contributions.

                                  ASSIGNMENT

The right to any payment under a Contract is neither assignable nor subject to the claim of a creditor unless state or federal law provides otherwise.

                           CHANGES IN THE CONTRACTS

We have the right under some Contracts to change the annual account fee and schedule of deferred sales charges after two years. In the event we decide to change the deferred sales charge schedule, the new charges will only apply to the contributions you withdraw after the change takes place. For this purpose, contributions will be treated as withdrawn on a first-in, first-out basis.

Some Contracts also provide that after they have been in effect for five years, Prudential may change:

- the deduction from VCA 10, VCA 11 or VCA 24 assets for administrative expenses,

- the terms and conditions under which a deferred sales charge is imposed,

- the minimum contribution amount, AND

- the terms and amount of any transfer or withdrawal (provided these changes are permitted under law).

These changes would apply to all of your contributions, regardless of when they were made.

Some of the Contracts allow us to revise the annual annuity purchase rates from time to time and all of the Contracts permit us to make changes if we consider it necessary to comply with any laws or regulations. A Contract may also be changed at any time by agreement of the Contractholder and Prudential - however, no change will be made in this way that would adversely affect the rights of anyone who purchased an annuity prior to that time unless we first receive their approval.

If Prudential does modify any of the Contracts as discussed above, it will give the Contractholder at least 90 days' prior notice.

We reserve the right to operate VCA 24 as a different form of registered investment company or as an unregistered entity, to transfer the Contracts to a different separate account, or to no longer offer certain of the Series Fund portfolios, to the extent permitted by law. We also reserve the right to substitute the shares of any other registered investment company for shares in the Series Fund that you hold under a Contract. Before we could do this, however, under current law we would have to obtain the SEC's permission and notify the Contractholders.

                                    REPORTS

At least once a year, you will receive a report from us showing the number of your Units in each of VCA 10, VCA 11 and VCA 24. You will also receive annual and semi-annual reports showing the financial condition of these investment options.


If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of the Series Fund annual and semi-annual reports unless we are directed otherwise.

                            PERFORMANCE INFORMATION

Performance information for VCA 10, VCA 11 and the Series Fund portfolios may appear in advertisements and reports to current and prospective Contractholders and Participants. This performance information is based on actual historical performance and does not indicate or represent future performance.

Total return data is based on the overall dollar or percentage change in the value of a hypothetical investment. Total return quotations reflect changes in Unit Values and the deduction of applicable charges.

A cumulative total return figure reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

VCA 11 may also advertise its current and effective yield. Current yield reflects the income generated by an investment in VCA 11 over a specified seven day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested.


Advertising materials for a Separate Account may include biographical information relating to its portfolio manager, and may include or refer to commentary by the Separate Account's manager concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.



From time to time, advertising materials may include information concerning retirement and investing for retirement, and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by Prudential or its affiliates.


                      PARTICIPATION IN DIVISIBLE SURPLUS

A mutual life insurance company, like Prudential, differs from a stock life insurance company in that it has no stockholders who are the owners of the enterprise. Rather, the holders of Prudential contracts participate in the divisible surplus of Prudential, if any, according to the annual determination of the Prudential Board of Directors. For Contracts described in this prospectus, any surplus determined by the Prudential Board of Directors as a dividend is credited to Participants. NO ASSURANCE CAN BE GIVEN AS TO THE AMOUNT, IF ANY, THAT WILL BE AVAILABLE FOR DISTRIBUTION UNDER THESE CONTRACTS IN THE FUTURE.

The following payments of divisible surplus were made under the Contracts in the years indicated:

               1999        1998        1997
             --------   ----------   --------
VCA 10       (83,117)  ($1,425,180)  ($32,895)
VCA 11        68,215    (1,588,734)         0
VCA 24      (475,162)    2,782,398    614,058

                               Federal Tax Status

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.

TAX-QUALIFIED RETIREMENT ARRANGEMENTS
USING THE CONTRACTS

The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (Keogh plans), simplified employee pension plans (SEPs), individual retirement plan accounts (IRAs), and retirement programs governed by Internal Revenue Code Section 403(b) (Section 403(b) plans). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex and you are advised to consult a qualified tax adviser.

The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax-exempt organization (called Section 457 plans after the Internal Revenue Code section that governs their structure). Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements. Please refer to the discussion of "Entity Owners" below, which may be applicable in certain circumstances.

Contributions

In general, assuming that you and your Contractholder follow the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year.

Earnings

Under the retirement programs with which the Contracts may be used, federal income tax currently is not imposed upon the investment income and realized gains earned by the investment option until you receive a distribution or withdrawal.

Distribution or Withdrawal

When you receive a distribution or withdrawal (either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement) all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special 5-year or 10-year income averaging rule. The 5-year averaging rule will not be available for tax years beginning after 1999.

Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. The restrictions are discussed in the "Taxes on Withdrawals and Surrender" section below. Participants contemplating a withdrawal should consult a qualified tax adviser.

Minimum Distribution Rules

In general, distributions from qualified retirement arrangements and Section
457 plans must begin by the "Required Beginning Date" which is April 1 of the calendar year following the later of (1) the year in which you attain age 70 1/2 or (2) you retire. The following exceptions apply:

- For a Section 403(b) plan, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date.

- For IRAs or if you are a 5% owner of the Contractholder as defined under the Internal Revenue Code, distributions must begin by April 1 of the calendar year following the year you attain age 70 1/2.

Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for your life or the lives of you and your designated beneficiary, or over a period that is not longer than your life expectancy or the life expectancies of you and your designated beneficiary.

Distributions to beneficiaries are also subject to minimum distribution rules. If you die before your entire interest in your Accumulation Accounts has been distributed, your remaining interest must be distributed at least as rapidly as under the method of distribution being used as of your date of death. If you die before distributions have begun (or are treated as having begun) the entire interest in your Accumulation Accounts must be distributed by December 31 of the calendar year containing the fifth anniversary of your death. Alternatively, if there is a designated beneficiary, the designated beneficiary may elect to receive payments beginning no later than December 31 of the calendar year immediately following the year in which you die and continuing for the beneficiary's life or a period not exceeding the beneficiary's life expectancy (except that with respect to distributions from a Section 457 plan, such period cannot exceed 15 years).

Special rules apply where your spouse is your designated beneficiary.

In addition to the above rules, with respect to a Section 457 plan, any distribution that is payable over a period of more than one year can only be made in substantially non-increasing amounts no less frequently than annually.

If you or your beneficiary does not meet the minimum distribution requirements, an excise tax applies.

NON-QUALIFIED ARRANGEMENTS USING THE CONTRACTS

Taxes Payable by Participants

Prudential believes the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, you do not pay any tax as a result of any increase in the value of your investment options. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

Taxes on Withdrawals and Surrender

Amounts you withdraw before the annuity starting date are treated for tax purposes first as being withdrawals of investment income, rather than withdrawals of premium payments, until all investment income has been withdrawn. Therefore, you will be taxed on the amount you withdraw before you start receiving annuity payments to the extent that the cash value of your Contract (without a reduction for any withdrawal charge) exceeds your premium payments.

If you take a loan against your Contract or if you pledge the Contract, that is generally treated as a withdrawal and you may be taxed.

If you transfer the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or incident to divorce.

Taxes on Annuity Payments

A portion of each annuity payment a Participant receives will be treated as a partial return of purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.

After the full amount of the purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of the pur-chase payments have been recovered, a tax deduction is allowed for the unrecovered amount.

Penalty Taxes on Withdrawals and Annuity Payments

1. Any taxable amount received under the Contract may be subject to a 10 percent penalty tax. Amounts are not subject to this penalty tax if:

-  the amount is paid on or after you attain age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity; or

- the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

2. If the lifetime annuity payment stream is modified (other than as a result of death or disability) before age 59 1/2 (or before the end of the five year period beginning with the first payment and ending after age 59 1/2), the tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.

Taxes Payable by Beneficiaries

Generally, the same tax rules apply to amounts received by a beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon death of a Participant as discussed further below.

Required Distributions Upon Death of Participant

Certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract.

- If the Participant dies on or after the annuity date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

- If the Participant dies before the annuity date, the entire interest in the Contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by the designated beneficiary and if annuity payments begin within 1 year of the death of the Participant, the value of the Contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. The designated beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person.

- If any portion of the Contract is payable to (or for the benefit of) a Participant's surviving spouse, such portion of the Contract may be continued with the spouse as the owner.

ENTITY OWNERS

Where a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include Contracts held by an entity as an agent for a natural person, Contracts held under a qualified pension or profit sharing plan, a Section 403(b) plan or individual retirement plan (see discussion above) or Contracts that provide for immediate annuities.

WITHHOLDING

Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements, individual retirement accounts, or individual retirement annuities are subject to tax withholding. You may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with Prudential. Absent these elections, Prudential will withhold the tax amounts required by the applicable tax regulations. You may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.

In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (b) distributions for a specified period of 10 years or more; or (c) distributions required as minimum distributions.

Amounts that are received under a Contract used in connection with a Section 457 plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

DEATH BENEFITS

In general, a death benefit consisting of amounts paid to your beneficiary is includable in your estate for federal estate tax purposes.

TAXES ON PRUDENTIAL

VCA 10, VCA 11, and VCA 24 are not considered separate taxpayers for purposes of the Internal Revenue Code. The earnings of these accounts are taxed as part of the operations of Prudential. We do not currently charge you for federal income taxes paid by Prudential. We will review the question of a charge for our federal income taxes attributable to the Contracts periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

                                 Voting Rights

VCA 10 and VCA 11 may call meetings of their Participants, just like other mutual funds have shareholder meetings. Each Participant in VCA 10 has the right to vote at meetings of VCA 10 Participants and each Participant in VCA 11 has the right to vote at meetings of VCA 11 Participants. With respect to VCA 24, Prudential votes shares of the Series Fund on behalf of the VCA 24 Participants, as those Participants direct. (Participants and beneficiaries under certain Contracts used in connection with certain non-qualified annuity arrangements and deferred compensation plans established under Section 457 of the Internal Revenue Code Section 457 Contracts - may have different voting rights than those described above. If this applies to you, please refer to your Contract documents.)

Participant meetings are not necessarily held every year. VCA 10 and VCA 11 Participant meetings may be called to elect Committee Members, vote on amendments to investment management agreements, and approve changes in fundamental investment policies. Under the Rules and Regulations of VCA 10 and VCA 11, a Participant meeting to elect Committee Members must be held if less than a majority of the Members of a Committee have been elected by Participants.

Prudential votes on behalf of the VCA 24 Participants on matters relating to the Series Fund. Participants can direct how Prudential will vote for them.


As a VCA 10 or VCA 11 Participant, you are entitled to the number of votes that corresponds to the total dollar amount of your units. (Again, this may not be the case for Section 457 Contracts.) To the extent Prudential has invested its own money in VCA 10 or VCA 11, it will be entitled to vote on the same basis as other Participants. Prudential's votes will be cast in the same proportion that the other Participants vote - for example, if 25% of the Participants who vote are in favor of a proposal, Prudential will cast 25% of its votes in favor of the proposal.



                                   Litigation



We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. As an example of such litigation, in March, 2000, plaintiffs filed a purported class action against us titled Olmsted v. Pruco Life Insurance Company of New Jersey and The Prudential Insurance Company of America, alleging that certain fees and expenses charged to the plaintiffs in connection with the sale of variable annuities since March 1, 1997 were excessive and unreasonable. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.



In particular, Pruco Life and Prudential have been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls and a series of fines, and are in the process of distributing final remediation relief to eligible class members. In many instances, claimants have the right to "appeal" the decision to an independent reviewer. The bulk of such appeals were resolved in 1999, and the balance is expected to be addressed in 2000. As of January 31, 2000, Prudential and/or Pruco Life remained a party to two putative class actions and approximately 158 individual actions relating to permanent life insurance policies issued in the United States between 1982 and 1995. Additional suits may be filed by individuals who opted out of the settlements. While the approval of the class action settlement is now final, Prudential and Pruco Life remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to their sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

In 1999, 1998, 1997 and 1996, Prudential recorded provision in its Consolidated Statements of Operation of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues.

                             Additional Information

Registration statements under the Securities Act of 1933 have been filed with the SEC with respect to the Contracts. This prospectus does not contain all the information set forth in the registration statements, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C. upon payment of the fees prescribed by the SEC.

For further information, you may also contact Prudential's office at the address or telephone number on the cover of this prospectus.

A copy of the SAI, which provides more detailed information about the Contracts, may be obtained without charge by calling Prudential at 1-800-458-6333. The Statement includes:

              Table of Contents - Statement of Additional Information

                                                                                  PAGE
 INVESTMENT MANAGEMENT AND ADMINISTRATION OF VCA 10, VCA 11 AND VCA 24......         1
   Fundamental investment restrictions adopted by VCA 10....................         2
   Non-fundamental investment restrictions adopted by VCA 10................         3
   Fundamental investment restrictions adopted by VCA 11....................         4
   Non-fundamental investment restrictions adopted by VCA 11................         5
   Investment restrictions imposed by state law.............................         5
   Additional information about financial future contracts..................         6
   Additional information about options.....................................         7
   Forward foreign currency exchange contracts..............................        12
   Interest rate swaps......................................................        12
   Loans of portfolio securities............................................        13
   Portfolio turnover rate..................................................        13
   Portfolio brokerage and related practices................................        14
   Custody of securities....................................................        15
 PERFORMANCE INFORMATION....................................................        15
 THE VCA 10 AND VCA 11 COMMITTEES...........................................        18
 THE PRUDENTIAL INSURANCE COMPANY OF AMERICA-DIRECTORS......................        19
 THE PRUDENTIAL INSURANCE COMPANY OF AMERICA-PRINCIPAL OFFICERS.............        22
 SALE OF THE CONTRACTS......................................................        23
 EXPERTS....................................................................        24
 FINANCIAL STATEMENTS OF VCA 10.............................................       A-1
 FINANCIAL STATEMENTS OF VCA 11.............................................      A-11
 FINANCIAL STATEMENTS OF VCA 24.............................................      A-19
 CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
   COMPANY OF AMERICA AND SUBSIDIARIES......................................       B-1

                                    Appendix

Some of the terms used in this Prospectus to describe the investment objective and policies of VCA 11 are further explained below.

The term "money market" refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, short-term, high-grade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument. These include U.S. government obligations, commercial paper, certificates of deposit and bankers' acceptances, which are generally referred to as money market instruments.

"U.S. Government obligations" are debt securities (including bills, certificates of indebtedness, notes, and bonds) issued by the U.S. Treasury or issued by an agency or instrumentality of the U.S. government which is established under the authority of an act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Federal Farm Credit Bank, and the Federal Home Loan Bank. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. government. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself.

"Bank obligations" include (1) "Certificates of deposit" which are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year); (2) "Bankers' acceptances" which are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity; and (3) "Time deposits" which are non-negotiable deposits in a bank for a fixed period of time.

"Commercial paper" consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued to finance current operations. Commercial paper ratings are as follows:

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. (Moody's). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer: (2) economic evaluation of the issuer's industry or industries and appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relating to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial paper rated A by Standard & Poor's Ratings Group (S&P) has the following characteristics as determined by S&P; liquidity ratios are better than the industry average; long-term senior debt rating is A or better (in some cases, BBB credits may be acceptable); the issuer has access to at least two additional channels of borrowing and basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

"Other corporate obligations" are bonds and notes, loan participations and other debt obligations created by corporations, banks and other business organizations, including business trusts. Corporate bond ratings are as follows:

Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. They are rated lower than the best bond because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds rated AA by S&P are judged by S&P to be high-grade obligations and, in the majority of instances, to differ only in small degree from issues rated AAA. Bonds rated AAA are considered by S&P to be highest grade obligations and possess the ultimate degree of protection as to principal and interest. As with AAA bonds, prices of AA bonds move with the long-term money market.

A "first tier" security is either (i) an "eligible security" that is rated, or has been issued by an issuer that is rated with respect to comparable securities, in the highest rating category for such securities or issuers by two nationally recognized statistical rating organizations ("NRSROs")* (or by only one NRSRO if it is the only NRSRO that has rated such security or issuer), or (ii) is an unrated short-term security of comparable quality as determined by the investment manager under the supervision of the VCA 11 Committee.

A "second tier" security is any "eligible security" other than a "first-tier" security.

-------------------------
* There are other NRSROs, in addition to S&P and Moody's, that use similar methodologies to rate debt securities.

                        FINANCIAL HIGHLIGHTS FOR VCA 10

               INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*
           (For an Accumulation Unit outstanding throughout the year)


The following financial highlights for the four-year period ended December 31, 1999 has been audited by PricewaterhouseCoopers LLP, independent accountants, whose unqualified report thereon appears in VCA 10's Annual Report dated December 31, 1999. The condensed financial information for each of the years prior to and including the period ended December 31, 1995 has been audited by other independent auditors, whose report thereon was also unqualified. The information set out below should be read together with the financial statements and related notes that also appear in VCA 10's Annual Report which is included in the SAI.



                                                               Year Ended
                        ---------------------------------------------------------------------------------------------------
                        12/31/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Investment Income...    $  .1232  $  .0956  $  .0757  $  .0657  $  .0609  $  .0563  $  .0855  $  .0551  $  .0538  $  .0718
Expenses
  For investment
    management fee..      (.0172)   (.0177)   (.0154)   (.0118)   (.0094)   (.0083)   (.0077)   (.0064)   (.0056)   (.0048)
For administrative
  expenses not
  covered by the
  annual account
  charge............      (.0513)   (.0530)   (.0461)   (.0354)   (.0282)   (.0251)   (.0230)   (.0192)   (.0169)   (.0144)
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net investment
  income............       .0547     .0249     .0142     .0185     .0233     .0229     .0548     .0295     .0313     .0526
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Capital Changes
  Net realized
    gain (loss) on
    investments.....       .2537     .8002    1.2761     .5085     .3850     .1947     .2763     .2884     .1096     .0791
  Net unrealized
    appreciation
    (depreciation)
    of investments..      (.2814)  (1.0426)    .3841     .5682     .4744    (.2148)    .2599    (.0823)    .4478    (.2054)
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net increase
  (decrease) in
  Unit Value........        .027    (.2175)   1.6744    1.0952     .8827     .0028     .5910     .2356     .5887    (.0737)
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Unit Value
  Beginning of year       6.7952    7.0127    5.3383    4.2431    3.3604    3.3576    2.7666    2.5310    1.9423    2.0160
  End of year.......     $6.8222   $6.7952   $7.0127   $5.3383   $4.2431   $3.3604   $3.3576   $2.7666   $2.5310   $1.9423
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Ratio of Expenses to
  average net
  assets**..........        1.00%     1.00%     1.00%     1.00%      .99%     1.00%     1.00%      .99%      .99%     1.00%
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Ratio of net
  investment income
  to average net
  assets............         .79%      .36%      .24%      .39%      .61%      .68%     1.78%     1.14%     1.38%     2.74%
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Portfolio turnover
  rate..............          82%       49%       47%       52%       45%       32%       45%       65%       72%      106%
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Number of Units
  outstanding for
  Participants at
  end of year
  (000 omitted).....      63,330    80,431    83,261    91,532    81,817    79,189    73,569    62,592    58,699    55,621
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------


** Calculation by accumulating the actual per Unit amounts daily.

** These calculations exclude Prudential's equity in VCA 10.

The above table does not reflect the annual account charge, which does not affect the Accumulation Unit Value of VCA 10. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

                        FINANCIAL HIGHLIGHTS FOR VCA 11

               INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*
           (For an Accumulation Unit outstanding throughout the year)


The following financial highlights for the four-year period ended December 31, 1999 has been audited by PricewaterhouseCoopers LLP, independent accountants, whose unqualified report thereon appears in VCA 11's Annual Report dated December 31, 1999. The condensed financial information for each of the years prior to and including the period ended December 31 1995 has been audited by other independent auditors, whose report thereon was also unqualified. The information set out below should be read together with the financial statements and related notes that also appear in VCA 11's Annual Report which is included in the SAI.



                                                               Year Ended
                        --------------------------------------------------------------------------------------------------
                        12/31/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Investment Income...    $  .1378  $  .1411  $  .1353  $  .1281  $  .1313  $  .0912  $  .0682  $  .0812  $  .1215  $  .1464
Expenses
  For investment
    management fee..      (.0065)   (.0062)   (.0059)   (.0056)   (.0054)   (.0052)   (.0050)   (.0049)   (.0047)   (.0044)
For administrative
  expenses not
  covered by the
  annual account
  charge............      (.0194)   (.0186)   (.0178)   (.0170)   (.0160)   (.0154)   (.0150)   (.0147)   (.0142)   (.0131)
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net investment
  income............       .1119     .1163     .1116     .1055     .1099     .0706     .0482     .0616     .1026     .1289
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net increase
  (decrease) in
  Unit Value........       .1119     .1163     .1116     .1055     .1099     .0706     .0482     .0616     .1026     .1289
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Unit Value
  Beginning of year       2.5489    2.4326    2.3210    2.2155    2.1056    2.0350    1.9868    1.9252    1.8226    1.6937
  End of year.......     $2.6608   $2.5489   $2.4326   $2.3210   $2.2155   $2.1056   $2.0350   $1.9868   $1.9252   $1.8226
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Ratio of Expenses to
  average net
  assets**..........         .99%      .99%      .98%      .98%      .99%     1.00%      .99%     1.00%     1.00%     1.00%
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Ratio of net
  investment income
  to average net
  assets............        4.29%     4.78%     4.73%     4.57%     5.08%     3.42%     2.40%     3.14%     5.47%     7.33%
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Number of Units
  outstanding for
  Participants at
  end of year
  (000 omitted).....      34,100    34,882    35,757    38,315    34,136    35,448    29,421    27,518    26,400    25,174
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------


** Calculation by accumulating the actual per Unit amounts daily.

** These calculations exclude Prudential's equity in VCA 11.

The above table does not reflect the annual account charge, which does not affect the Unit Value of VCA 11. This charge is made by reducing Participants' Accounts by a number of Accumulation Units equal in value to the charge.

                              FINANCIAL INFORMATION

                PARTICIPANT ACCUMULATION UNIT VALUES FOR VCA 24


                                                                             SUBACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                               EQUITY
                                 ---------------------------------------------------------------------------------------------------
                                 01/01/99  01/01/98  01/01/97  01/01/96  01/01/95  01/01/94  01/01/93  01/01/92  01/01/91  01/01/90
                                    TO        TO        TO        TO        TO        TO        TO        TO        TO        TO
                                 12/31/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Beginning of period (rounded)    $4.2286   $3.8962   $3.1487    $2.6769   $2.0541   $2.0136   $1.6646   $1.4690   $1.1745   $1.2484
End of period (rounded)          $4.7195   $4.2286   $3.8962    $3.1487   $2.6769   $2.0541   $2.0136   $1.6646   $1.4690   $1.1745
Accumulation Units Outstanding
at end of period (000 omitted)    93,084   111,855   141,162    132,455   118,394    99,323    79,985    51,639    35,657    21,964



                                                                                 SUBACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                               DIVERSIFIED BOND
                                 ---------------------------------------------------------------------------------------------------
                                 01/01/99  01/01/98  01/01/97  01/01/96  01/01/95  01/01/94  01/01/93  01/01/92  01/01/91  01/01/90
                                    TO        TO        TO        TO        TO        TO        TO        TO        TO        TO
                                 12/31/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Beginning of period (rounded)    $2.3829   $2.2404   $2.0789    $2.0065   $1.6746   $1.7435   $1.5950   $1.4992   $1.2973   $1.2075
End of period (rounded)          $2.3475   $2.3829   $2.2404    $2.0789   $2.0065   $1.6746   $1.7435   $1.5950   $1.4992   $1.2973
Accumulation Units Outstanding
at end of period (000 omitted)    20,408    23,260    19,114     20,280    16,898    14,575    14,481    10,103     7,928     5,824



                                                                                 SUBACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                               FLEXIBLE MANAGED
                                 ---------------------------------------------------------------------------------------------------
                                 01/01/99  01/01/98  01/01/97  01/01/96  01/01/95  01/01/94  01/01/93  01/01/92  01/01/91  01/01/90
                                    TO        TO        TO        TO        TO        TO        TO        TO        TO        TO
                                 12/31/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Beginning of period (rounded)    $3.1844   $2.9103   $2.4854    $2.2038   $1.7886   $1.8609   $1.6223   $1.5189   $1.2201   $1.2056
End of period (rounded)          $3.4074   $3.1844   $2.9103    $2.4854   $2.2038   $1.7886   $1.8609   $1.6223   $1.5189   $1.2201
Accumulation Units Outstanding
at end of period (000 omitted)    47,774    53,275    64,184     59,681    51,419    44,729    36,035    23,410    16,859    12,229



                                                                                SUBACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                            CONSERVATIVE BALANCED
                                 ---------------------------------------------------------------------------------------------------
                                 01/01/99  01/01/98  01/01/97  01/01/96  01/01/95  01/01/94  01/01/93  01/01/92  01/01/91  01/01/90
                                    TO        TO        TO        TO        TO        TO        TO        TO        TO        TO
                                 12/31/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Beginning of period (rounded)    $2.7909   $2.5165   $2.2364    $1.9993   $1.7175   $1.7473   $1.5691   $1.4781   $1.2508   $1.1971
End of period (rounded)          $2.9538   $2.7909   $2.5165    $2.2364   $1.9993   $1.7175   $1.7473   $1.5691   $1.4781   $1.2508
Accumulation Units Outstanding
at end of period (000 omitted)    47,902    51,101    51,297     50,029    46,873    43,594    36,932    24,223    16,385    11,857



                                                                            SUBACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                            STOCK INDEX
                                 ---------------------------------------------------------------------------------------------------
                                 01/01/99  01/01/98  01/01/97  01/01/96  01/01/95  01/01/94  01/01/93  01/01/92  01/01/91  01/01/90
                                    TO        TO        TO        TO        TO        TO        TO        TO        TO        TO
                                 12/31/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Beginning of period (rounded)    $5.5972   $4.3910   $3.3302    $2.7378   $2.0123   $2.0072   $1.8440   $1.7342   $1.3469   $1.4086
End of period (rounded)          $6.6972   $5.5972   $4.3910    $3.3302   $2.7378   $2.0123   $2.0072   $1.8440   $1.7342   $1.3469
Accumulation Units Outstanding
at end of period (000 omitted)    80,502    78,885    85,941     80,572    51,701    40,522    32,178    20,554    10,724     4,232



                                                                   SUBACCOUNTS
---------------------------------------------------------------------------------------------------------------
                                                                     GLOBAL
                                 ------------------------------------------------------------------------------
                                 01/01/99  01/01/98  01/01/97  01/01/96  01/01/95  01/01/94  01/01/93  01/01/92
                                    TO        TO        TO        TO        TO        TO        TO        TO
                                 12/31/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92
                                 --------  --------  --------  --------  --------  --------  --------  --------
Beginning of period (rounded)    $2.3269   $1.8815   $1.7836    $1.4975   $1.3020   $1.3791   $0.9707   $1.0127
End of period (rounded)          $3.4236   $2.3269   $1.8815    $1.7836   $1.4975   $1.3020   $1.3791   $0.9707
Accumulation Units Outstanding
at end of period (000 omitted)    35,992    37,297    37,576     33,505    24,439    21,739    12,368     3,180



                                                                            SUBACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         GOVERNMENT INCOME
                                 --------------------------------------------------------------------------------------------------
                                 01/01/99  01/01/98  01/01/97  01/01/96  01/01/95  01/01/94  01/01/93  01/01/92  01/01/91  01/01/90
                                    TO        TO        TO        TO        TO        TO        TO        TO        TO        TO
                                 12/31/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Beginning of period (rounded)    $1.7614   $1.6267   $1.6267   $1.4943    $1.4730   $1.2421   $1.3196   $1.1811   $1.1242   $1.0000
End of period (rounded)          $1.7011   $1.7614   $1.7614   $1.6267    $1.4943   $1.4730   $1.2421   $1.3196   $1.1811   $1.1242
Accumulation Units Outstanding
at end of period (000 omitted)    17,652    20,924    20,924    17,033     17,697    17,289    16,140    15,556     9,269     6,641

                              FOR MORE INFORMATION

Additional information about the Contracts can be obtained upon request without charge and can be found in the following documents:

    Statement of Additional Information (SAI)
    (incorporated by reference into this prospectus)

    Annual Report
    (including a discussion of market conditions and strategies that significantly affected the Contracts' performance during the previous year)

    Semi-Annual Report

To obtain these documents or to ask any questions about the Contracts:

    Call toll-free 1-800-458-6333
    OR
    Write to
    The Prudential Contract Account 10, 11 or 24
    c/o Prudential Investments
    30 Scranton Office Park
    Scranton, PA 18506-1789

You can also obtain copies of Contract documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
(The SEC charges a fee to copy documents.)

In Person:
Public Reference Room
in Washington, DC
(For hours of operation, call 1(800) SEC-0330.)

Via the Internet:
http://www.sec.gov

SEC File No.:
The Prudential Variable Contract Account 10 2-76580
The Prudential Variable Contract Account 11 2-76581
The Prudential Variable Contract Account 24 33-12362

The Prudential Insurance Company of America                         BULK RATE
c/o Prudential Investments                                         U.S. POSTAGE
30 Scranton Office Park                                                PAID
Scranton, Pennsylvania 18507-1789                                 PERMIT No. 941
                                                                   CHICAGO, IL
ADDRESS SERVICE REQUESTED




MD.PU.003.0499                                                        ED. 5/2000

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2000


                              THE MEDLEY(SM) PROGRAM

                            GROUP VARIABLE CONTRACTS

                                 issued through

         THE PRUDENTIAL                                    THE PRUDENTIAL
   VARIABLE CONTRACT ACCOUNT                         VARIABLE CONTRACT ACCOUNT
             -10                                                 -11


                                 THE PRUDENTIAL
                          VARIABLE CONTRACT ACCOUNT-24

These Contracts are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended, and with non-qualified annuity arrangements. Contributions made on behalf of Participants may be invested in The Prudential Variable Contract Account-10, a separate account primarily invested in common stocks, in The Prudential Variable Contract Account-11, a separate account invested in money market instruments, or in one or more of the seven Subaccounts of The Prudential Variable Contract Account-24. Each Subaccount is invested in a corresponding Portfolio of The Prudential Series Fund, Inc.

                                 ---------------


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2000, which is available without charge upon written request to The Prudential Insurance Company of America, c/o Prudential Investments, 30 Scranton Office Park, Scranton, PA 18507-1789, or by telephoning 1-800-458-6333.


                                [GRAPHIC OMITTED]

                                TABLE OF CONTENTS


                                                                                   PAGE
INVESTMENT MANAGEMENT AND ADMINISTRATION OF VCA 10, VCA 11 AND VCA 24...........       1

     Fundamental investment restrictions adopted by VCA 10 .....................       2

     Non-fundamental investment restrictions adopted by VCA 10..................       3

     Fundamental investment restrictions adopted by VCA 11......................       4

     Non-fundamental investment restrictions adopted by VCA 11..................       5

     Investment restrictions imposed by state law...............................       5

     Additional information about financial futures contracts...................       6

     Additional information about options.......................................       7

     Forward foreign currency exchanges contracts...............................      12

     Interest rate swaps........................................................      12

     Loans of portfolio securities..............................................      13

     Portfolio turnover rate....................................................      13

     Portfolio brokerage and related practices..................................      14

     Custody of securities......................................................      15

PERFORMANCE INFORMATION.........................................................      15

THE VCA 10 AND VCA 11 COMMITTEES................................................      18

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--DIRECTORS..........................      19

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--PRINCIPAL OFFICERS.................      22

SALE OF THE CONTRACTS...........................................................      23

EXPERTS.........................................................................      24

FINANCIAL STATEMENTS OF VCA 10..................................................      A-1

FINANCIAL STATEMENTS OF VCA 11..................................................     A-11

FINANCIAL STATEMENTS OF VCA 24..................................................     A-19

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA AND SUBSIDIARIES.............................................      B-1

                              INVESTMENT MANAGEMENT

                              AND ADMINISTRATION OF

                            VCA 10, VCA 11 AND VCA 24

The Prudential Insurance Company of America ("Prudential") acts as investment manager for The Prudential Variable Contract Account-10 ("VCA 10") and The Prudential Variable Contract Account-11 ("VCA 11") under separate investment management agreements with each of them. Each Account's assets are invested and reinvested in accordance with its investment objective and policies, subject to the general supervision and authorization of the Account's Committee.

The assets of each Subaccount of VCA 24 are invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Fund"). The Prospectus and the Statement of Additional Information of the Fund describe the investment management and administration of the Fund and its various portfolios.

Subject to Prudential's supervision, all of the investment management services provided by Prudential are furnished by its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), pursuant to the service agreement between Prudential and PIC (the "Service Agreement") which provides that Prudential will reimburse PIC for its costs and expenses. PIC is registered as an investment adviser under the Investment Advisers Act of 1940.


Prudential continues to have responsibility for all investment advisory services under its management or subadvisory agreements with respect to its clients. Prudential's investment management agreement with each of VCA 10 and VCA 11 was most recently renewed by unanimous vote of the Committees on May 28, 1999 and by the Participants in each Account on September 8, 1983. The Service Agreement was submitted to and approved by Participants in VCA 10 and VCA 11 on November 4, 1985 and its annual continuation was most recently approved by unanimous vote of the VCA 10 and VCA 11 Committees on May 28, 1999. Each Account's investment management agreement and the Service Agreement will continue in effect as long as approved at least once a year by a majority of the non-interested members of the Account's Committee and either by a majority of each entire Committee or by a majority vote of persons entitled to vote in respect of the Account. An Account's investment management agreement will terminate automatically in the event of assignment, and may be terminated without penalty on 60 days' notice by the Account's Committee or by the majority vote of persons having voting rights in respect of the Account, or on 90 days' notice by Prudential.


The Service Agreement will continue in effect as to each Account for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in the same manner as the agreements for investment management services between Prudential and the Accounts. The Service Agreement may be terminated by either party upon not less than thirty days' prior written notice to the other party, will terminate automatically in the event of its assignment and will terminate automatically as to an Account in the event of the assignment or termination of the agreement for investment management services between Prudential and the Account. Prudential is not relieved of its responsibility for all investment advisory services under the agreement for investment management services between Prudential and the Accounts. The Service Agreement provides for Prudential to reimburse PIC for its costs and expenses incurred in furnishing investment advisory services. For the meaning of a majority vote of persons having voting rights with respect to an Account, see the section entitled "Voting Rights" in the Prospectus.

Prudential is responsible for the administrative and recordkeeping functions of VCA 10, VCA 11 and VCA 24 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants' Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

A daily charge is made which is equal to an effective annual rate of 1.00% of the net value of the assets in VCA 10 and VCA 11. Three-quarters of this charge (0.75%) is for administrative expenses not covered by the annual account charge, and one-quarter

(0.25%) is for investment management. During 1999, 1998 and, 1997, Prudential received $4,783,228, $5,890,071, and 5,388,303, respectively, from VCA 10 and
$900,712, $963,852 and $892,983, respectively, from VCA 11 for administrative expenses and for providing management services.



A daily charge is made which is equal to an effective annual rate of 0.75% of the net value of the assets in each Subaccount of VCA 24. All of this charge is for administrative expenses not covered by the annual account charge. During 1999, 1998 and, 1997, Prudential received $10,849,458, $10,057,907 and
$9,369,395, respectively, in daily charges for VCA 24.



Prior to May 1, 1997, an annual account charge for administrative expenses of not greater than $20 was assessed against a Participant's Accumulation Account. As of May 1, 1997, this charge was increased to not greater than $30. During 1999, 1998 and, 1997, Prudential collected $89,020, $106,534 and $125,689, respectively, from VCA 10 and $47,735, $47,451 and $58,601, respectively, from VCA 11 in annual account charges. During 1999, 1998, and 1997, Prudential collected $154,184, $152,129 and $294,865, respectively, in annual account charges from VCA 24.



A deferred sales charge is also imposed on certain withdrawals from the Accounts and Subaccounts. The deferred sales charges imposed on withdrawals from VCA 10 during 1999, 1998, and 1997, were $10,420, $9,116 and $18,599, respectively. The deferred sales charges imposed on VCA 11 withdrawals during 1999, 1998, and 1997, were $2,716, $2,389 and $8,370, respectively. During 1999, 1998, and 1997, the deferred sales charges imposed on withdrawals from VCA 24 were $40,815, $38,089 and $93,520 respectively.


FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 10

In addition to the investment objective described in the prospectus, the following investment restrictions are fundamental investment policies of VCA 10 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA 10 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of VCA 10's total assets, more than 5% of VCA 10's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of VCA 10's total assets (determined at the time of the investment) would be invested in a single industry.

Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA 10 except that VCA 10 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system ("NASDAQ").

Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA 10 except that VCA 10 may purchase and sell financial futures contracts and related options.

Loans. VCA 10 will not lend money, except that loans of up to 10% of the value of VCA 10's total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by VCA 10 in accordance with its investment objectives and policies.

Borrowing. VCA 10 will not issue senior securities, borrow money or pledge its assets, except that VCA 10 may borrow from banks up to 33 1/3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 10 may pledge up to 33 1/3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.

Margin. VCA 10 will not purchase securities on margin (but VCA 10 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA 10 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

Underwriting of Securities. VCA 10 will not underwrite the securities of other issuers, except where VCA 10 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 10 is permitted to make.

Control or Management of Other Companies. No securities of any company will be acquired for VCA 10 for the purpose of exercising control or management thereof.


VCA-10 and VCA-11 each has adopted a Code of Ethics. In addition, Prudential, PIC, and PIMS have each adopted a Code of Ethics (the "Codes").
The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Account. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the account is making such investments. VCA-24 is not required to adopt a Code of Ethics. These Codes of Ethics can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These Codes of Ethics are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies on these Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Station Washington, D.C. 20549-0102.


NON-FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 10

The VCA 10 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 10.

Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA 10 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

Short Sales. VCA 10 will not make short sales of securities or maintain a short position, except that VCA 10 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and interest rate swap agreements are not deemed to be short sales.

Illiquid Securities. No more than 15% of the value of the net assets held in VCA 10 will be invested in securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days) that are subject to legal or contractual restrictions on resale or for which no readily available market exists.

FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 11

In addition to the investment objective described in the Prospectus, the following investment restrictions are fundamental investment policies of VCA 11 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA 11 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of VCA 11's total assets, more than 5% of VCA 11's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of VCA 11's total assets (determined at the time of the investment) would be invested in a single industry. Notwithstanding this restriction, there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks, and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).

Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA 11.

Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA 11.

Loans. VCA 11 will not lend money, except that it may purchase debt obligations in accordance with its investment objective and policies and may engage in repurchase agreements.

Borrowing. VCA 11 will not issue senior securities, borrow money or pledge its assets, except that VCA 11 may borrow from banks up to 33 1/3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 11 may pledge up to 33 1/3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis is not deemed to be a pledge of assets or the issuance of a senior security.

Margin. VCA 11 will not purchase securities on margin (but VCA 11 may obtain such short-term credits as may be necessary for the clearance of transactions).

Underwriting of Securities. VCA 11 will not underwrite the securities of other issuers, except where VCA 11 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 11 is permitted to make.

Control or Management of Other Companies. No securities of any company will be acquired for VCA 11 for the purpose of exercising control or management thereof.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 11

The VCA 11 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 11.

Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA 11 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940 as amended, and the rules and regulations thereunder.

Short Sales. VCA 11 will not make short sales of securities or maintain a short position.

Illiquid Securities. No more than 10% of the value of the net assets held in VCA 11 will be invested in illiquid securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days). Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW

In addition to the investment objectives, policies and restrictions that they have adopted, VCA 10 and VCA 11 must limit their investments to those authorized for variable contract accounts of life insurance companies by the laws of the State of New Jersey. In the event of future amendments of the applicable New Jersey statutes, each Account will comply, without the approval of Participants or others having voting rights in respect of the Account, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they currently read are, in summary form, as follows:

1. An account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. "Institution" includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

2. The stock of a corporation may not be purchased unless (i) the corporation has paid a cash dividend on the class of stock during each of the past five years preceding the time of purchase, or (ii) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

3. Any common stock purchased must be (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.

4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of an Account would be invested in the securities of such corporation.

The currently applicable requirements of New Jersey law impose substantial limitations on the ability of VCA 10 to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that the Account will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under paragraph 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Account.

Investment limitations may also arise under the insurance laws and regulations of other states where the Contracts are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios of the Accounts.

ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS

As described in the prospectus, VCA 10 may engage in certain transactions involving financial futures contracts. This additional information on those instruments should be read in conjunction with the prospectus.

VCA 10 will only enter into futures contracts that are standardized and traded on a U.S. exchange or board of trade. When a financial futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called the "variation margin," are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

There are several risks associated with the use of futures contracts for hedging purposes. While VCA 10's hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude VCA 10 from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that VCA 10's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends.

There can be no assurance that a liquid market will exist at a time when VCA 10 seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent VCA 10 from liquidating an unfavorable position and VCA 10 would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

ADDITIONAL INFORMATION ABOUT OPTIONS

As described in the prospectus, VCA 10 may engage in certain transactions involving options. This additional information on those instruments should be read in conjunction with the prospectus.

In addition to those described in the prospectus, options have other risks, primarily related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although VCA 10 will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that VCA 10 would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If VCA 10 as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

The purchase and sale of over-the-counter ("OTC") options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, VCA 10 will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when VCA 10 writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which VCA 10 originally wrote the OTC option. There can be no assurance that VCA 10 will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, VCA 10 may be unable to liquidate an OTC option.

Options on Equity Securities. VCA 10 may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or that result from privately negotiated transactions with broker-dealers ("OTC options"). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.

VCA 10 will write only "covered" options on stocks. A call option is covered if:
(1) VCA 10 owns the security underlying the option; or (2) VCA 10 has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or
(3) VCA 10 holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by VCA 10 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian. A put option is covered if: (1) VCA 10 deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid unencumbered assets having a value equal to or greater than the exercise price of the option; or (2) VCA 10 holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by VCA 10 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian.

VCA 10 may also purchase "protective puts" (i.e., put options acquired for the purpose of protecting VCA 10 security from a decline in market value). The loss to VCA 10 is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit VCA 10 realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

VCA 10 may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.

VCA 10 may purchase call options for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.

Options on Debt Securities. VCA 10 may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

VCA 10 will write only "covered" options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, VCA 10 might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

VCA 10 may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, VCA 10 will also segregate or deposit for the benefit of VCA 10's broker cash or liquid unencumbered assets equivalent to the amount, if any, by which the put is "in the money." It is contemplated that VCA 10's use of straddles will be limited to 5% of VCA 10's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of VCA 10's net assets at the time the straddle is written).

VCA 10 may purchase "protective puts" in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts on debt securities operate in the same manner as protective puts on equity securities, described above. VCA 10 may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. VCA 10 may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which VCA 10 purchases a put option on an underlying security it owns.

VCA 10 may also purchase call options on debt securities for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

VCA 10 may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

VCA 10 may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.

Options on Stock Indices. VCA 10 may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or that result from privately negotiated transactions with broker-dealers. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the "multiplier"). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

VCA 10 will write only "covered" options on stock indices. A call option is covered if VCA 10 follows the segregation requirements set forth in this paragraph. When VCA 10 writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which VCA 10 has not written a stock call option and which has not been hedged by VCA 10 by the sale of stock index futures. When VCA 10 writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of VCA 10's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, VCA 10 will so segregate, escrow, or pledge an amount in cash, U.S. government securities, or other liquid unencumbered assets equal in value to the difference. In addition, when VCA 10 writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash or U.S. government securities or other liquid unencumbered assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to VCA 10's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

A call option is also covered if VCA 10 holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by VCA 10 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian.

A put option is covered if: (1) VCA 10 holds in a segregated account cash, U.S. government securities or other liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) VCA 10 holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by VCA 10 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian.

VCA 10 may purchase put and call options on stock indices for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. VCA 10 may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, VCA 10 would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to VCA 10. Price movements in VCA 10's equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index VCA 10 bears the risk that the price of the securities held by VCA 10 may not increase as much as the index. In such event, VCA 10 would bear a loss on the call which is not completely offset by movement in the price of VCA 10's equity securities. It is also possible that the index may rise when VCA 10's securities do not rise in value. If this occurred, VCA 10 would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings. In addition, when VCA 10 has written a call, there is also a risk that the market may decline between the time VCA 10 has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time VCA 10 is able to sell stocks in its portfolio. As with stock options, VCA 10 will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where VCA 10 would be able to deliver the underlying securities in settlement, VCA 10 may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

There are also certain special risks involved in purchasing put and call options on stock indices. If VCA 10 holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, VCA 10 will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although VCA 10 may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Options on Foreign Currencies. VCA 10 may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock. VCA 10's successful use of options on foreign currencies depends upon the investment manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.

Options on Futures Contracts. VCA 10 may enter into certain transactions involving options on futures contracts. VCA 10 will utilize these types of options for the same purpose that it uses the underlying futures contract. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. VCA 10 intends to utilize options on futures contracts for the same purposes that it uses the underlying futures contracts.

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the investment manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 10 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 10 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 10.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. When investing in foreign securities, VCA 10 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates.

VCA 10 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA 10 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

VCA 10's successful use of forward contracts depends upon the investment manager's ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

INTEREST RATE SWAP TRANSACTIONS

VCA 10 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 10 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same--to increase or decrease exposure to long- or short-term interest rates. For example, VCA 10 may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Account anticipates purchasing at a later date. VCA 10 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager's prediction of interest rate movements is incorrect, VCA 10's total return will be less than if the Account had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 10 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

LOANS OF PORTFOLIO SECURITIES


VCA 10 and VCA 11 may from time to time lend their portfolio securities to broker-dealers, qualified banks and certain institutional investors, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities. During the time portfolio securities are on loan, VCA 10 and VCA 11 will continue to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. VCA 10 and VCA 11 will not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of stock loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but VCA 10 and VCA 11 would be unsecured creditors with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent.


VCA 10 and VCA 11 will not lend their portfolio securities to borrowers affiliated with Prudential, including Prudential Securities Incorporated. This will not affect the Accounts' ability to maximize their securities lending opportunities.

PORTFOLIO TURNOVER RATE


VCA 10 has no fixed policy with respect to portfolio turnover, which is an index determined by dividing the lesser of the purchases and sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during the year. VCA 10 seeks long term capital growth rather than short term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes which may result in portfolio shifts that may significantly increase the rate of portfolio turnover. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by VCA 10. It is not anticipated that under normal circumstances the annual portfolio turnover rate would exceed 100%. During 1999 and 1998 the total portfolio turnover rate for VCA 10 was 82% and 49% respectively.

PORTFOLIO BROKERAGE AND RELATED PRACTICES

Prudential is responsible for decisions to buy and sell securities for VCA 10 and VCA 11, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities for VCA 10 will be executed primarily through brokers who will receive a commission paid by the Account. Fixed income securities, as well as securities traded in the over-the-counter market, on the other hand, will not normally incur any brokerage commissions. These securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain of these securities may be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

In placing orders for portfolio transactions of the Accounts, primary consideration is given to obtaining the most favorable price and best execution. An attempt is made to effect each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher spread or commission than is otherwise necessary for a particular transaction may be paid if to do so appears to further the goal of obtaining the best execution available.

In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. Periodically, Prudential and PIC review the allocation among brokers of orders for equity securities and the commissions that were paid.

When selecting a broker or dealer in connection with a transaction for either Account, consideration is given to whether the broker or dealer has furnished Prudential or PIC with certain services that brokerage houses customarily supply to institutional investors, provided this does not jeopardize the objective of obtaining the best price and execution.

These services include statistical and economic data and research reports on particular companies and industries. Prudential and PIC use these services in connection with all of their investment activities, and some of the data or services obtained in connection with the execution of transactions for an Account may be used in managing other investment accounts. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data and services may be used in providing investment management for one or both of the Accounts. Although Prudential's present policy is not to permit higher spreads or commissions to be paid on transactions for the Accounts in order to secure research and statistical services from brokers or dealers, Prudential might in the future authorize the payment of higher commissions (but not of higher spreads), with the prior concurrence of an Account's Committee, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all the services that the broker provides.

When investment opportunities arise that may be appropriate for more than one entity for which Prudential serves as investment manager or adviser, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which Prudential acts as investment manager or adviser have different investment objectives and positions, from time to time a particular security may be purchased for one or more such entities while at the same time such securities may be sold for another.


An affiliated broker may be employed to execute brokerage transactions on behalf of the Accounts as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. During 1999, 1998 and 1997, the total dollar amount of commissions paid by VCA 10 to an affiliated broker, Prudential Securities Incorporated, was $17,046, $8,801 and $27,462 respectively, which represented 1.1%, 1.0% and 3.3%, respectively, of the aggregate brokerage commissions paid by

VCA 10. For 1999, 1998 and 1997 Prudential Securities effected 1.2%, 1.2% and 3.1%, respectively, of the transactions involving the payment of commissions on an aggregate dollar basis. The Accounts may not engage in any transactions in which Prudential or its affiliates, including Prudential Securities Incorporated, acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.


Prudential or PIC may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for the Accounts.



During 1999, 1998, and 1997, $1,535,514, $901,787 and $828,324, respectively, was paid to various brokers in connection with securities transactions for VCA
10.


CUSTODY OF SECURITIES


State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, is custodian of the assets of VCA 10 and VCA 11 and maintains certain books and records in connection therewith.


PERFORMANCE INFORMATION


The tables below provide performance information for each variable investment option through December 31, 1999. The performance information is based on historical experience and does not indicate or represent future performance.


ANNUAL AVERAGE TOTAL RETURN


Table 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 1999 in VCA 10, VCA 11 and the following subaccounts of VCA 24: Diversified Bond, Government Income, Conservative Balanced, Flexible Managed, Stock Index, Equity and Global. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract.

                                     TABLE 1

                 AVERAGE ANNUAL TOTAL RETURN ASSUMING WITHDRAWAL









                                     ONE YEAR   FIVE YEARS  TEN YEARS
                                      ENDED       ENDED       ENDED
                                    12/31/99      12/31/99   12/31/99
                                    --------      --------    --------
VCA 10 ....................         (5.85)         14.84       12.88
VCA 11 ....................         (1.73)          4.36        4.54
VCA 24:

     Diversified Bond .....         (7.50)          6.67        6.87
     Government Income ....         (9.43)          6.17        6.28
     Conservative Balanced          (0.21)         11.16        9.37
     Flexible Managed .....          0.95          13.48       10.85
     Stock Index ..........         13.59          26.99       16.65
     Equity ...............          5.45          17.80       14.02
     Global ...............         41.13          21.13       12.32


The average annual rates of total return shown above are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with
                             n
the following formula: P(1+T) = ERV. In the formula, P is a hypothetical investment or contribution of $1,000; T is the average annual total return; n is the number of years; and ERV is the withdrawal value at the end of the periods shown. The annual account charge is prorated among the investment options available under MEDLEY, including the Companion Contract, in the same proportions as the aggregate annual contract fees are deducted from each option. These figures assume deduction of the maximum deferred sales charge that may be applicable to a particular period.

NON-STANDARD TOTAL RETURN

Table 2 below shows the average annual rates of return as in Table 1, but assumes that the contributions or investments are not withdrawn at the end of the period or that the Participant annuitizes at the end of the period.

                                     TABLE 2

               AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL







                                                    FIVE
                                     ONE YEAR       YEARS      TEN YEARS
                                      ENDED         ENDED        ENDED
                                     12/31/99      12/31/99    12/31/99
                                     --------      --------    --------
VCA 10 ....................           0.40          15.21       12.96
VCA 11 ....................           4.39           4.79        4.62
VCA 24:
     Diversified Bond .....          (1.49)          6.99        6.88
     Government Income ....          (3.42)          6.49        6.28
     Conservative Balanced            5.84          11.45        9.39
     Flexible Managed .....           7.00          13.75       10.87
     Stock Index ..........          19.65          27.17       16.66
     Equity ...............          11.61          18.09       14.06
     Global ...............          47.14          21.32       12.33


Table 3 shows the cumulative total return for the above investment options, assuming no withdrawal.

                                     TABLE 3

                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL








                                 ONE YEAR      FIVE YEARS    TEN YEARS
                                   ENDED         ENDED         ENDED
                                  12/31/99      12/31/99      12/31/99
                                  --------      --------      --------
VCA 10 .................           0.40         103.02         238.41
VCA 11 .................           4.39          26.37          57.10
VCA 24:
   Diversified Bond ....          (1.49)         40.18          94.58
   Government Income ...          (3.42)         36.95          83.90
   Conservative Balanced           5.84          71.98         145.40
   Flexible Managed ....           7.00          90.50         180.74
   Stock Index .........          19.65         232.81         367.27
   Equity ..............          11.61         129.76         273.10
   Global ..............          47.14         162.95         219.94

VCA 11 YIELD

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit of VCA 11 at the beginning of the period, subtracting a prorated portion of the annual account charge as explained above, and dividing the difference by the value of the account at the beginning of the base period, and then multiplying the base period by (365/7), with the resulting figure carried to the nearest hundred of 1%.


The yield reflects the deduction of the 1% charge for administrative expenses and investment management, but does not reflect the deferred sales charge. The current yield for VCA-11 for the seven day period ended December 31, 1999 was 5.04%.


The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to following formula:


              Effective Yield = [(base period return + 1)365/7]-1.



The yields on amounts held in VCA 11 will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.


                       THE VCA 10 AND VCA 11 COMMITTEES

VCA 10 is managed by The Prudential Variable Contract Account 10 Committee ("VCA 10 Committee"). VCA 11 is managed by The Prudential Variable Contract Account 11 Committee ("VCA 11 Committee"). The members of each Committee are elected by the persons having voting rights in respect of each Account. The affairs of each Account are conducted in accordance with the Rules and Regulations of the Account. The members of each Account's Committee, the Account's Secretary and the principal occupation of each during the past five years are shown below.

VCA 10 AND VCA 11 COMMITTEES*


JOHN R. STRANGFELD, 46, Chairman of the Board, Director, President -- Executive Vice President, Global Asset Management, since 1998; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Address: 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.



SAUL K. FENSTER, 67, Director--President of New Jersey Institute of Technology.
Address: 323 Martin Luther King, Jr. Boulevard, Newark, New Jersey 07102.



W. SCOTT McDONALD, JR., 63, Director--Vice President, Kaludis Consulting Group since 1997; 1995 to 1996: Principal, Scott McDonald & Associates; Prior to 1995:
Executive Vice President of Fairleigh Dickinson University. Address: 9 Zamrok Way, Morristown, New Jersey 07960.




JOSEPH WEBER, 76, Director--Vice President, Interclass (international corporate learning). Address: 37 Beachmont Terrace, North Caldwell, New Jersey 07006.


---------------------------------
* Certain actions of the Committees, including the annual continuance of the Agreement for Investment Management Services between the Account and Prudential, must be approved by a majority of the Members of the Committees who are not interested persons of Prudential, its affiliates or the Accounts as defined in the Investment Company Act of 1940 (the 1940 Act). Messrs. Fenster, McDonald, and Weber are not interested persons of Prudential, its affiliates, or the Accounts. However, Mr. Fenster is President of the New Jersey Institute of Technology. Prudential has issued a group annuity contract to the Institute and provides group life and group health insurance to its employees.

OFFICERS WHO ARE NOT DIRECTORS






DAVID R. ODENATH, JR., Vice President -- Chief Executive Officer and Chief Operating Officer, Prudential Investments Fund Management LLC, since 1999; prior to 1999, Senior Vice President of PaineWebber Group, Inc. Address: 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.



LEE D. AUGSBURGER, Secretary, -- Assistant General Counsel of Prudential since 1997; prior to 1997, consultant with Price Waterhouse LLP. Address: 100 Mulberry Street, Gateway Center Three, 4th Floor, Newark, New Jersey 07102.



WILLIAM V. HEALEY, Assistant Secretary -- Vice President and Associate General Counsel of Prudential and Chief legal officer of Prudential Investments, since 1998; Director, ICI Mutual Insurance Company since 1999; Prior to 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank N.A. Address: 100 Mulberry Street, Gateway Center 3, 4th Floor, Newark, New Jersey 07102.



C. CHRISTOPHER SPRAGUE, Assistant Secretary--Assistant General Counsel of Prudential since 1994. Address: 100 Mulberry Street, Gateway Center 3, 4th Floor, Newark, New Jersey 07102.


GRACE C. TORRES, Treasurer and Principal Financial and Accounting Officer--First Vice President of PIFM since 1996; Prior to 1996: First Vice President of Prudential Securities Inc. Address: 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

STEPHEN M. UNGERMAN, Assistant Treasurer--Vice President and Tax Director of Prudential Investments since 1996; Prior to 1996: First Vice President of Prudential Mutual Fund Management, Inc. Address: 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

REMUNERATION OF MEMBERS OF THE COMMITTEES AND CERTAIN AFFILIATED PERSONS

No member of the Committee of either VCA 10 or VCA 11 nor any other person (other than Prudential) receives remuneration from an Account. Prudential pays certain of the expenses relating to the operation of VCA 10 and VCA 11, including all compensation paid to members of each Committee, its Chairman, its Secretary and Treasurer. No member of either Account's Committee, its Chairman, its Secretary or Treasurer who is also an officer, Director or employee of Prudential or an affiliate of Prudential is entitled to any fee for his services as a member or officer of the Committee.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                    DIRECTORS


FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2005). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1987. Chief Financial Officer, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Erie Plastics Corporation. Age 65. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 64. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Compensation Committee. President and Chief Operating Officer, The Swarthmore Group, Inc. since 1999. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age
47. Address: 1646 West Chester Pike, Suite 3, West Chester, PA 19382.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Operating Officer, Bell Atlantic Corporation, since 1998. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 57. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2001). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Merck & Co., Inc., Minimed Incorporated, Science Applications International Corporation, and Beverley Enterprises. Age 68. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ROGER A. ENRICO--Director since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Mr. Enrico originally joined PepsiCo, Inc. in 1971. Mr. Enrico is also a director of A.H. Belo Corporation, Target Corporation, and Electronic Data Systems. Age 55.
Address: 700 Anderson Hill Road, Purchase, NY 10577.

ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, MediaOne Group, Inc., The Dow Chemical Company and DTE Energy Company. Age 65. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires April, 2004). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, Chase Manhattan Bank, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Warner-Lambert Company, CBS Corporation, Electronic Data Systems, and Ezgov.com, Inc. Age 58. Address: 8260 Willow Oaks Corp. Drive, Fairfax,VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Business Ethics. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of James E. Hanson Management Company, Neumann Distributors, Inc., United Water Resources, and Consolidated Delivery and Logistics. Age 63. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER--Director since 1997 (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1992. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation, Owens Corning, and Kohler, Co. Age 65. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company, and Pfizer, Inc. Age 58. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated and Alliant Techsystems. Age 68. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya Gestinova, Baker Fentress & Company, The Jeffrey Company, Select Sector SPDR Trusts, and Vanguard Group, Inc. Age 67. Address: Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board Chief Executive Officer and President of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from 1990 to 1994, with Chase since 1972. Age 57. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Audit Committee. Principal, Investment Strategies International since 1994. Age 65. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividend; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 69. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Age 68 Address: 47 East South Temple, #501, Salt Lake City, UT 84150.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2004). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, Canadian Occidental Petroleum Ltd., The Toronto-Dominion Bank, Ontario Power Generation, Inc., Canada Pension Plan Investment Board, and TrizecHahn Corporation. Age 66. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2004). Member, Committees on Nominations & Corporate Governance; Member, Investment Committee. Founding Member, Alerion Capital Group, LLC since 1998. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Moss Software, Inc. Age 59. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995. Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 70. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 66.
Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires April, 2004). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman and Chief Executive Officer, Wolfensohn & Co., Inc. 1995 to 1996. Chairman, James D. Wolfensohn, Inc. 1988 to 1995. Mr. Volcker is also a director of Nestle, S.A,. and as well as a Member of the Board of Overseers of TIAA-CREF. Age 72. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

JOSEPH H. WILLIAMS--Director since 1994 (current term expires April, 2002). Member, Committee on Finance & Dividends; Member, Investment Committee. Director, The Williams Companies since 1979. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of The Orvis Company, and AEA Investors, Inc. Age 66. Address: One Williams Center, Tulsa, OK 74172.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                               PRINCIPAL OFFICERS

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer, and President since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 57.

MICHELE S. DARLING--Executive Vice President, Corporate Governance and Human Resources since 2000; Executive Vice President, Human Resources from 1997 to 2000; prior to 1997, Executive Vice President, Human Resources, Canadian Imperial Bank of Commerce. Age 46.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities. Age 53.

MARK B. GRIER--Executive Vice President, Financial Management since 2000; Executive Vice President, Corporate Governance from 1998 to 2000; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 47.

JEAN D. HAMILTON--Executive Vice President, Prudential Institutional since 1998; President, Diversified Group since 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 53.

RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing Communications since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 53.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 57.

JOHN R. STRANGFELD--Executive Vice President, Global Asset Management since 1998; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 46.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer since 1997; Controller, Salomon Brothers, from 1995 to 1997; prior to 1995, Controller, Bankers Trust. Age 52.

ANTHONY S. PISZEL--Senior Vice President and Controller since 2000; Vice President and Controller from 1998 to 2000. Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 45.

SUSAN J. BLOUNT--Vice President and Secretary since 1995; prior to 1995, Assistant General Counsel. Age 42.

C. EDWARD CHAPLIN--Vice President and Treasurer since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 43.

                              SALE OF THE CONTRACTS


Prudential offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary. During 1999, 1998 and 1997, Prudential received $10,420, $9,116 and $18,599 respectively, as deferred sales charges from VCA 10. $680,590, $791,023 and $860,025 respectively, were credited to other broker-dealers for the same periods in connection with sales of the Contracts. During 1999, 1998 and 1997, Prudential received $2,716, $2,389 and $8,370 respectively, from VCA 11 as deferred sales charges and credited 114,958, 271,019 and 154,536, respectively, to other broker-dealers in connection with sales of the Contracts. During 1999, 1998 and 1997, Prudential received $40,815, $38,089 and $93,520, respectively, from VCA 24 as deferred sales charges and credited $2,506,723, $2,349,448, and $2,473,844, respectively, to other broker-dealers in connection with sales of the Contracts.

                                     EXPERTS

The financial statements for VCA 10, VCA 11, VCA 24 and Prudential included in this Statement of Additional Information and the condensed financial information for VCA 10, VCA 11 and VCA 24 in the prospectus for the fiscal years 1996, 1997, 1998 and 1999 have been audited by PricewaterhouseCoopers LLP, independent accountants, as stated in their reports appearing herein. The financial statements have been included in reliance upon the report of such firms given upon their authority as experts in accounting and auditing. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.



Financial Statements for VCA 10, VCA 11, VCA 24 and Prudential, all as of December 31, 1999, are included in this Statement of Additional Information, beginning on the next page.

                        FINANCIAL HIGHLIGHTS FOR VCA-10
                INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE YEAR)





                             YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                                         1999                  1998                  1997
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                       $.1232              $  .0956             $   .0757
EXPENSES
   For investment management fee                                        (.0172)               (.0177)               (.0154)
   For administrative expenses                                          (.0513)               (.0530)               (.0461)
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    .0547                 .0249                 .0142
CAPITAL CHANGES
   Change in net realized gain on investments                            .2537                 .8002                1.2761
   Net change in unrealized appreciation
   (depreciation) on investments                                        (.2814)              (1.0426)                .3841
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Unit
   Accumulation Value                                                     .027               (0.2175)               1.6744
Accumulation Unit Value
   Beginning of year                                                     6.7952               7.0127                5.3383
------------------------------------------------------------------------------------------------------------------------------------
   End of year                                                          $6.8222              $6.7952               $7.0127
------------------------------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO
   AVERAGE NET ASSETS**                                                  1.00%                 1.00%                 1.00%
------------------------------------------------------------------------------------------------------------------------------------
RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS**                                                      .79%                  .36%                  .24%
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                    82%                   49%                   47%
------------------------------------------------------------------------------------------------------------------------------------
NUMBER OF UNITS OUTSTANDING
   for Participants at end of period
   (000's omitted)                                                     63,330                80,431                83,261
------------------------------------------------------------------------------------------------------------------------------------


                             YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------

                                                                          1996                   1995
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                      $  .0657               $  .0609
EXPENSES
   For investment management fee                                         (.0118)                (.0094)
   For administrative expenses                                           (.0354)                (.0282)
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     .0185                  .0233
CAPITAL CHANGES
   Change in net realized gain on investments                             .5085                  .3850
   Net change in unrealized appreciation
   (depreciation) on investments                                          .5682                  .4744
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Unit
   Accumulation Value                                                    1.0952                  .8827
Accumulation Unit Value
   Beginning of year                                                     4.2431                 3.3604
--------------------------------------------------------------------------------------------------------
   End of year                                                          $5.3383                $4.2431
--------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO
   AVERAGE NET ASSETS**                                                  1.00%                  1.00%
--------------------------------------------------------------------------------------------------------
RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS**                                                      .39%                   .61%
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                    52%                    45%
--------------------------------------------------------------------------------------------------------
NUMBER OF UNITS OUTSTANDING
   for Participants at end of period
   (000's omitted)                                                      91,532                 81,817
--------------------------------------------------------------------------------------------------------

*Calculated by accumulating the actual per unit amounts daily.

**These calculations exclude Prudential's equity in VCA-10. The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.


                       SEE NOTES ON FINANCIAL STATEMENTS

                        FINANCIAL HIGHLIGHTS FOR VCA-10
                INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE YEAR)



COMMON STOCK                                                                 VALUE
INVESTMENTS                                           SHARES               [NOTE 2A]
------------------------------------------------------------------------------------
Aerospace/Defense - 3.9%
Lockheed Martin Corp.                                 346,900              7,588,438
Loral Space and
   Communications Ltd.                                384,900              9,357,881
                                                                        ------------
                                                                          16,946,319
------------------------------------------------------------------------------------
Apparel - 0.2%
Liz Claiborne, Inc.                                    22,200                835,275
------------------------------------------------------------------------------------
AUTOS & TRUCKS - 2.1%
General Motors Corp.                                   90,900              6,607,294
Tower Automotive, Inc. (a)                            154,800              2,389,725
                                                                        ------------
                                                                           8,997,019
------------------------------------------------------------------------------------
CHEMICALS - 4.8%
Agrium, Inc.                                          188,000              1,480,500
CK Witco Corp.                                        317,400              4,245,225
Cytec Industries, Inc. (a)                            338,000              7,816,250
French Fragrances, Inc. (a)                            58,700                377,881
Praxair, Inc.                                         134,700              6,777,094
                                                                        ------------
                                                                          20,696,950
------------------------------------------------------------------------------------
COMPUTER - 3.4%
Compaq Computer Corp.                                 279,500              7,563,969
Hewlett Packard Co.                                    62,700              7,143,881
                                                                        ------------
                                                                          14,707,850
------------------------------------------------------------------------------------
COMPUTER RELATED - 4.5%
Computer Association
    International                                      99,700              6,972,769
Electronic Data Systems Corp.                          64,200              4,297,388
Seagate Technology, Inc. (a)                          174,200              8,111,186
                                                                        ------------
                                                                          19,381,343
------------------------------------------------------------------------------------
CONSUMER SERVICES - 4.8%
Convergys Corp.                                       239,800              7,373,850
Reynolds & Reynolds Co.
  (Class 'A' Stock)                                   290,000              6,525,000
Service Corp. International                           100,500                697,219
Unisys Corp. (a)                                      190,700              6,090,481
                                                                        ------------
                                                                          20,686,550
------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.0%
Belden, Inc.                                           75,200              1,579,200
Hussmann International, Inc.                          181,100              2,727,819
                                                                        ------------
                                                                           4,307,019
------------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION - 0.7%
Arrow Electronics, Inc. (a)                            55,200              1,400,700
Avnet, Inc.                                            23,300              1,409,650
                                                                        ------------
                                                                           2,810,350
------------------------------------------------------------------------------------
ELECTRONICS - 4.5%
Micron Technology                                       51,900            4,035,225
National Semiconductor Corp. (a)                       112,280            4,806,988
Peco Energy Co.                                        192,100            6,675,475
SCI System, Inc.                                        48,800            4,010,750
                                                                       ------------
                                                                         19,528,438
------------------------------------------------------------------------------------
EXPLORATION & PRODUCTION - 5.1%
Coastal Corp.                                          185,900            6,587,831
Devon Energy Corp.                                     115,700            3,803,638
Kerr McGee Corp.                                        82,037            5,086,294
Royal Dutch Petroleum Co.                              106,500            6,436,594
                                                                       ------------
                                                                         21,914,357
------------------------------------------------------------------------------------
FINANCIAL SERVICES - 5.4%
Citigroup, Inc.                                        151,198            8,400,937
Financial Security Assurance
   Holdings Corp.                                       64,300            3,351,638
Household International                                162,300            6,045,675
Washington Mutual                                      221,800            5,766,800
                                                                       ------------
                                                                         23,565,050
------------------------------------------------------------------------------------
FOODS/BEVERAGES - 2.8%
Delhaize America, Inc.                                       1                   14
Diageo PLC SA ADR                                      172,000            5,504,000
Sara Lee Corp.                                         137,700            3,038,006
Suiza Foods Corp. (a)                                   88,600            3,510,775
                                                                       ------------
                                                                         12,052,795
------------------------------------------------------------------------------------
HEALTHCARE - 9.2%
Columbia/HCA Healthcare Corp.                          299,300            8,773,231
Foundation Health Systems (a)
   (Class 'A' Stock)                                   100,600              999,713
Mallinckrodt, Inc.                                     124,000            3,944,750
Pacificare Health Systems (a)                           58,300            3,089,900
Tenet Healthcare Corp. (a)                             432,200           10,156,698
United HealthCare Corp.                                105,500            5,604,688
Wellpoint Health Networks,
   Inc. (a)                                            113,000            7,450,938
                                                                       ------------
                                                                         40,019,918
------------------------------------------------------------------------------------
HOTELS & MOTELS - 0.7%
Hilton Hotels Corp.                                    277,700            2,672,861
RFS Hotel Investors, Inc.                               30,200              315,213
                                                                        -----------
                                                                          2,988,074
------------------------------------------------------------------------------------
INSURANCE - 12.1%
Ace Ltd.                                                45,175              753,858
Berkley (W.R.) Corp.                                   275,500            5,751,063
Conseco, Inc.                                          302,200            5,401,825
Loews Corp.                                             86,500            5,249,469
------------------------------------------------------------------------------------


                       SEE NOTES ON FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-10
                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1999




COMMON STOCK                                                               VALUE
INVESTMENTS                                            SHARES            [NOTE 2A]
------------------------------------------------------------------------------------
INSURANCE (CONT'D)
Old Republic International Corp.                       224,550            3,059,494
3COM Corp.                                             137,200            6,448,400
Torchmark Corp.                                        250,000            7,265,625
Travelers Property Casualty
   (Class 'A' Stock)                                   119,900            4,106,575
Trenwick Group, Inc.                                   249,850            4,231,834
XL Capital Ltd.
   (Class 'A' Stock)                                   197,914           10,266,789
                                                                       ------------
                                                                         52,534,932
------------------------------------------------------------------------------------
LEISURE - 0.1%
Brunswick Corp.                                         26,400               587,400
------------------------------------------------------------------------------------
MACHINERY - 1.1%
Applied Power Co.
   (Class 'A' Stock)                                    67,800             2,491,650
Columbus McKinnon Corp.                                 13,300               134,663
Hardinge, Inc.                                         178,775             2,335,248
                                                                         -----------
                                                                           4,961,561
------------------------------------------------------------------------------------
MEDIA - 3.0%
Belo (A.H.) Corp.
   (Class 'A' Stock)                                    95,000             1,810,938
MediaOne Group, Inc. (a)                               147,200            11,306,800
Young Broadcasting Corp. (a)
   (Class 'A' Stock)                                     1,000                51,000
                                                                       -------------
                                                                          13,168,738
------------------------------------------------------------------------------------
METALS - 3.3%
Alcoa, Inc.                                             92,500             7,677,500
Broken Hill Proprietary
   Company Ltd. ADR                                    162,700             4,321,719
The Carbide/Graphite Group (a)                         368,500             2,395,250
                                                                         -----------
                                                                          14,394,469
------------------------------------------------------------------------------------
MISCELLANEOUS-INDUSTRIAL - 0.5%
Varian Medical Systems, Inc.                            74,300             2,215,069
------------------------------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES - 2.4%
Harris Corp.                                           182,400             4,867,800
Xerox Corp.                                            249,300             5,655,994
                                                                        ------------
                                                                          10,523,794
------------------------------------------------------------------------------------
PAPER PRODUCTS - 3.5%
Georgia Pacific Corp.
   (GP Group)                                          189,300             9,606,975
Georgia Pacific Corp.
   (Timber Group)                                      101,800             2,506,825
Mead Corp.                                              73,700             3,201,344
                                                                        ------------
                                                                          15,315,144
------------------------------------------------------------------------------------

PHOTOGRAPHY - 2.5%
Eastman Kodak Co.                                        160,600         10,639,750
------------------------------------------------------------------------------------
RAILROADS - 0.8%
Burlington Northern Santa Fe Corp.                       150,700          3,654,475
------------------------------------------------------------------------------------
REGIONAL BANKS - 2.6%
Bank One Corp.                                           235,654          7,555,656
PNC Bank Corp.                                            79,300          3,528,850
                                                                       ------------
                                                                         11,084,506
------------------------------------------------------------------------------------
RESTAURANTS - 2.0%
CKE Restaurants, Inc.                                    170,100            999,338
Darden Restaurants, Inc.                                 433,800          7,862,625
                                                                       ------------
                                                                          8,861,963
------------------------------------------------------------------------------------
RETAIL - 4.4%
Dillards, Inc.
   (Class 'A' Stock)                                     203,100          4,100,081
Federated Department Stores                              131,200          6,633,800
Limited, Inc.                                             88,017          3,812,236
Payless Shoesource (a)                                    25,800          1,212,600
Toys R Us, Inc.                                          242,200          3,466,488
                                                                       ------------
                                                                         19,225,205
------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.9%
ALLTEL Corp.                                             123,778         10,234,893
GTE Corp.                                                 90,200          6,364,738
SBC Communications, Inc.                                  93,400          4,553,250
                                                                       ------------
                                                                         21,152,881
------------------------------------------------------------------------------------
TOBACCO 1.0%
Philip Morris Co.                                        189,900          4,403,306
------------------------------------------------------------------------------------
UTILITY - ELECTRIC 0.5%
Niagara Mohawk Holdings, Inc. (a)                         17,100            238,331
NSTAR                                                     51,500          2,085,750
                                                                       ------------
                                                                          2,324,081
------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS - 97.8%
   (Cost: $390,550,889)                                                $424,484,581
------------------------------------------------------------------------------------


                       SEE NOTES ON FINANCIAL STATEMENTS

                        FINANCIAL HIGHLIGHTS FOR VCA-10
                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1999

                                                         PRINCIPAL
                                                          AMOUNT            VALUE
                                                           (000)          [NOTE 2A]
-------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 2.5%
REPURCHASE AGREEMENT
    Bear, Stearns & Co., Inc., 2.73%,
    dated 12/31/99, due 1/3/00 in the
    amount of $10,744,443 (cost
    $10,742,000), value of the
    collateral including accrued
    interest - $10,962,946
                                                        $10,742          $10,742,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.3%
   (Cost $401,292,889)                                                  $435,226,581
-------------------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES
Dividends and Interest Receivable                                            704,021
Receivable for Investments Sold                                           5,529,003
Payable to bank                                                               (4,832)
Payable for Pending Capital Transactions                                    (448,939)
Payable for Investments Purchased                                         (7,228,655)
-------------------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS - 0.3%                                                    (1,449,402)
-------------------------------------------------------------------------------------
NET ASSETS - 100%                                                       $433,777,179
-------------------------------------------------------------------------------------
Net Assets, representing:
Equity of Participants
   63,329,581 Accumulation Units at an
   Accumulation Unit Value of
   $6.8222                                                               432,044,474
Equity of Prudential Insurance
   Company of America                                                      1,732,705
                                                               ---------------------
                                                                        $433,777,179
-------------------------------------------------------------------------------------
The following abbreviations are used in portfolio descriptions:
   ADR - American Depository Receipt
   PLC - Public Limited Company
   SA - Sociedad Anomie (Spanish Corporation)
(a) Non-income producing security.


                       SEE NOTES ON FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-10
                            STATEMENT OF OPERATIONS


--------------------------------------------------------------------------------------------------------------
YEAR ENDED                                                                                  DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME [NOTE 2B]
  Dividends (net of $3,907 foreign withholding tax)                                          $    6,937,797
  Interest                                                                                        1,660,592
-------------------------------------------------------------------------------------------------------------
TOTAL INCOME                                                                                      8,598,389
-------------------------------------------------------------------------------------------------------------
EXPENSES [NOTE 3]
  Fees Charged to Participants for Investment Management Fee                                      1,196,014
  Fees Charged to Participants for Administrative Expenses                                        3,587,214
--------------------------------------------------------------------------------------------------------------
Total Expenses                                                                                    4,783,228
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME -- NET                                                                          3,815,161
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS -- NET [NOTE 2B]
  Realized Gain on Investments -- Net                                                            21,727,366
  Decrease in Unrealized Appreciation on Investments -- Net                                    (23,170,828)
-------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                                                         (1,443,462)
-------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $    2,371,699
==============================================================================================================


                                               STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

YEAR ENDED                                                                      DECEMBER 31, 1999              DECEMBER 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Investment Income -- Net                                                      $     3,815,161                $    2,143,678
  Realized Gain on Investments -- Net                                                21,727,366                    67,764,851
  Decrease In Unrealized Appreciation on Investments -- Net                         (23,170,828)                  (91,652,147)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                                         2,371,699                   (21,743,618)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
  Purchase Payments and Transfers In                                                 57,561,612                   118,653,634
  Withdrawals and Transfers Out                                                    (174,198,348)                 (134,406,195)
  Annual Account Charges Deducted from
    Participants' Accounts [Note 3b]                                                    (89,020)                     (106,534)
----------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM CAPITAL TRANSACTIONS                                              (116,725,756)                  (15,859,095)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM SURPLUS TRANSFERS [NOTE 6]                                             (83,117)                   (1,425,180)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                                       (114,437,174)                  (39,027,893)
NET ASSETS
    Beginning of Year                                                               548,214,353                   587,242,246
----------------------------------------------------------------------------------------------------------------------------------
    End of Year                                                                   $ 433,777,179                  $548,214,353
==================================================================================================================================


                       SEE NOTES ON FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-10
-------------------------------------------------------------------------------

NOTE 1:     GENERAL
            The Prudential Variable Contract Account-10 (VCA-10 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-10 has been designed for use by employers (Contract-holders) in connection with retirement arrangements made available to their employees (Participants). The Account's investment objective is long-term growth of capital. The Account's investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

NOTE 2:     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            A.  SECURITIES VALUATION

            EQUITY SECURITIES
            Securities for which the primary market is on an exchange are generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. Eastern time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. Nasdaq National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Account's Committee.

            FIXED INCOME SECURITIES
            Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service.

            SHORT-TERM INVESTMENTS
            Short-term investments having maturities of sixty days or less are valued at amortized cost, which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accrual of discount or amortization of premium to maturity.

NOTES TO FINANCIAL STATEMENTS OF VCA-10
-------------------------------------------------------------------------------

            B.  SECURITIES TRANSACTIONS AND INVESTMENT INCOME
            Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and realized and unrealized gains and losses are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-10. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

            C. REPURCHASE AGREEMENTS
            Repurchase agreements may be considered loans of money to the seller of the underlying security. VCA-10 will not enter into repurchase agreements unless the agreement is fully collateralized, i.e., the value of the underlying collateral securities is, and during the entire term of the agreement remains, at least equal to the amount of the 'loan' including accrued interest. VCA-10's custodian will take possession of the collateral and will value it daily to assure that this condition is met. In the event that a seller defaults on a repurchase agreement, VCA-10 may incur a loss in the market value of the collateral as well as disposition costs; and, if a party with whom VCA-10 had entered into a repurchase agreement becomes insolvent, VCA-10's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the insolvency proceedings.

            D.  TAXES
            The operations of VCA-10 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-10 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-10 has not been reduced by federal income taxes.

NOTE 3:     CHARGES
            A. Prudential acts as investment manager for VCA-10 under an agreement for Investment Management Services. A daily charge, at an effective annual rate of 1.00% of the current value of the Participant's equity in VCA-10, is paid to Prudential. Three quarters of this charge (0.75%) is for administrative expenses not provided by the annual account charge, and one quarter (0.25%) is for investment management services.

            B. An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the accounting year by canceling Units. The charge will first be made against a Participant's account under a fixed dollar annuity companion contract or fixed rate option of the nonqualified combination contract. If the Participant has no account under a companion contract or the fixed rate option, or if the amount under the companion contract or the fixed rate option is too small to pay the charge, the charge will be made against the Participant's account in VCA-11. If the Participant has no VCA-11 account, or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA-24.

            C. For the year ended December 31, 1999 and the year ended
               December 31, 1998, Prudential has advised the Account that they received deferred sales charges of $10,420 and $9,116, respectively.

NOTES TO FINANCIAL STATEMENTS OF VCA-10
-------------------------------------------------------------------------------

NOTE 4:     PURCHASES AND SALES OF PORTFOLIO SECURITIES
            For the year ended December 31, 1999, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $367,726,205 and $475,639,924, respectively.

NOTE 5:     UNIT TRANSACTIONS
            The number of Accumulation Units issued and redeemed for the years ended December 31, 1999 and 1998 is as follows:

                                                                             1999                         1998
                                 ------------------------------------------------------------------------------------
                                  Units issued                                8,372,387                   17,443,446
                                 ------------------------------------------------------------------------------------
                                  Units redeemed                             26,439,756                   20,273,521
                                 ------------------------------------------------------------------------------------


NOTE 6:     NET DECREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS
            The decrease in net assets resulting from surplus transfers represents the net withdrawals from the equity of Prudential from VCA-10.

NOTE 7:     RELATED PARTY TRANSACTIONS
            For the year ended December 31, 1999, Prudential Securities Incorporated, an indirect, wholly owned subsidiary of Prudential, earned $17,046 in brokerage commissions from portfolio transactions executed on behalf of VCA-10. During the year ended December 31, 1999, Prudential has advised the Account that it received $24,016 in loan origination fees.

NOTE 8:     PARTICIPANT LOANS
            Loans are considered to be withdrawals from the Account from which the loan amount was deducted; however no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

            Withdrawals, transfers and loans from VCA-10 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

            For the year ended December 31, 1999, $2,395,948 in participant loans were withdrawn from VCA-10 and $1,733,215 of principal and interest was repaid to VCA-10. For the year ended December 31, 1998 $2,651,758 in participant loans was withdrawn from VCA-10 and $1,908,945 of principal and interest was repaid to VCA-10. Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be VCA-10. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-10.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Committee and Participants
of The Prudential Variable Contract Account - 10 of The Prudential Insurance Company of America





In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account - 10 of The Prudential Insurance Company of America (the "Account") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying finanicial highlights for the year ended December 31, 1995 were audited by other independent accountants, whose opinion dated February 15, 1996 was unqualified.



PricewaterhouseCoopers LLP
New York, New York
February 23, 2000

                        FINANCIAL HIGHLIGHTS FOR VCA-11

                INCOME AND CAPITAL CHANGES ACCUMULATION PER UNIT*
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE YEAR)

                                                       YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                                     1999          1998         1997          1996           1995
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME................................................$  .1378      $  .1411     $  .1353      $  .1281       $  .1313))

EXPENSES
   For investment management fee.................................  (.0065)       (.0062)      (.0059)       (.0056)         (.0054)
   For administrative expenses not covered
      by the annual account charge...............................  (.0194)       (.0186)      (.0178)       (.0170)         (.0160)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN UNIT VALUE.......................................   .1119         .1163        .1116         .1055           .1099

UNIT VALUE
   Beginning of year.............................................  2.5489        2.4326       2.3210        2.2155          2.1056
----------------------------------------------------------------------------------------------------------------------------------
   End of year................................................... $2.6608       $2.5489      $2.4326       $2.3210         $2.2155
----------------------------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS**........................     .99%          .99%         .98%          .98%            .99%
----------------------------------------------------------------------------------------------------------------------------------
RATIO OF NET INVESTMENT INCOME TO
   AVERAGE NET ASSETS**..........................................    4.29%         4.78%        4.73%         4.57%           5.08%
----------------------------------------------------------------------------------------------------------------------------------
NUMBER OF UNITS OUTSTANDING
   For Participants at end of year (000s omitted)................  34,100        34,882       35,757        38,315          34,136
----------------------------------------------------------------------------------------------------------------------------------

*Calculated by accumulating the actual per unit amounts daily.
**These calculations exclude Prudential's equity in VCA-11.

The above table does not reflect the annual account charge, which does not affect the Unit Value of VCA-11. This charge is made by reducing Participants' accounts by a number of Units equal in value to the charge.

                       SEE NOTES TO FINANCIAL STATEMENTS


SHORT-TERM                                PRINCIPAL
INVESTMENTS [NOTE 2]                         AMOUNT          VALUE
-----------------------------------------------------------------------
OTHER CORPORATE DEBT - U.S. - 31.8%
  (MEDIUM TERM NOTES, CORPORATE BONDS,
  CORPORATE NOTES, FUNDING AGREEMENTS)

Associates Corp. of North America,
  6.41025%# Medium Term Note
  Due 6/29/2000                          $2,200,000          $2,199,243
Bank One Corp.,
  6.15375%# Medium Term Note
  Due 8/21/2000                           1,000,000           1,000,000
Bank One Corp.,
  6.13%# Medium Term Note
  Due 11/17/2000                          2,000,000           2,000,473
Chrysler Financial Co. LLC,
  6.375% Corporate Note
  Due 1/28/2000                             750,000             750,710
Citicorp, 6.5125%#
  Medium Term Note
  Due 8/2/2000                            1,000,000             999,986
Citicorp, 5.94375%#
  Medium Term Note
  Due 8/10/2000                           1,235,000           1,234,302
Commercial Credit Co.,
  6.75% Corporate Bond
  Due 5/15/2000                           1,000,000           1,004,710
Conseco Finance Vehicle Trust,
  6.62125%# Note
  Due 1/5/2001                            1,000,000           1,000,000
First Union Corp.,
  6.60% Corporate Bond
  Due 6/15/2000                             700,000             702,981
Ford Motor Credit Co.,
  6.0375%# Medium Term Note
  Due 8/18/2000                           2,000,000           1,998,982
Goldman Sachs Group L.P.,
  6.00875%# Medium Term Note
  Due 12/21/2000                          3,800,000           3,800,000
IBM Corp., 6.375%
  Corporate Note
  Due 6/15/2000                             352,000             352,997
International Lease Finance,
  5.46% Medium Term Note
  Due 3/10/2000                             500,000             500,320
International Lease Finance,
  6.625% Corporate Bond
  Due 8/15/2000                             500,000             502,273
Paccar Financial Corp.,
  6.08% Medium Term Note
  Due 7/12/2000                           1,000,000           1,001,687
Restructured Asset Security
  Enhanced Return, 6.56875%# Note
  Due 1/21/2000                           2,000,000           2,000,000

SHORT-TERM                                PRINCIPAL
INVESTMENTS [NOTE 2]                         AMOUNT          VALUE
-----------------------------------------------------------------------
Restructured Asset Security
  Enhanced Return, 6.55875%# Note
  Due 9/6/2000                            1,000,000          1,000,000
Security Life of Denver,
  6.24625%# Funding Agreement
  Due 4/12/2000                           1,000,000          1,000,000
Short Term Repackaged Asset
  Trust, 1998-E, 6.56125%# Note
  Due 8/18/2000                           1,000,000          1,000,000
Strategic Money Market Trust,
  1999-B, 6.18125%# Note
  Due 3/15/2000                           1,000,000          1,000,000
U.S. Bancorp, 6.5325%#
  Medium Term Note
  Due 9/20/2000                           4,000,000          3,998,584
                                                           ------------
                                                            29,047,248
COMMERCIAL PAPER - 26.4%
Associates First Capital Corp.,
  6.25% Due 1/11/2000                     $1,125,000         $1,122,461
Barton Capital Corp., 6.20%
  Due 1/20/2000                            2,100,000          2,084,087
Barton Capital Corp., 6.07%
  Due 2/1/2000                             2,346,000          2,322,266
Clipper Receivables Corp.,
  6.10% Due 2/7/2000                         985,000            974,986
Falcon Asset Securitization
  Corp., 6.10%
  Due 2/10/2000                              475,000            466,951
Finova Capital Corp., 6.25%
  Due 3/10/2000                            2,000,000          1,970,139
Forrestal Funding Master
  Trust 1999-A, 6.13%
  Due 2/7/2000                             1,090,000          1,079,049
General Electric Capital
  Corp., 6.00%
  Due 2/17/2000                            1,400,000          1,384,600
General Electric Capital
  Corp., 5.95%
  Due 3/8/2000                             3,000,000          2,935,046
General Motors Acceptance
  Corp., 5.88%
  Due 2/10/2000                            4,000,000          3,938,587
PNC Funding Corp., 5.93%
  Due 2/18/2000                            1,000,000            983,857
PNC Funding Corp., 5.91%
  Due 2/22/2000                            3,000,000          2,955,182
Thunder Bay Funding, Inc.,
  6.20% Due 1/18/2000                        845,000            838,888
Triple-A One Funding Corp.,
  6.44% Due 1/13/2000                      1,056,000          1,050,522
                                                             ----------
                                                             24,106,621
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-11
                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1999

SHORT-TERM                                PRINCIPAL
INVESTMENTS [NOTE 2]                         AMOUNT          VALUE
------------------------------------------------------------------------------
OTHER BANK RELATED INSTRUMENTS - U.S. - 15.2%
  (BANK NOTES, CERTIFICATES OF DEPOSIT)

American Express Centurion Bank,
  6.43875%# Bank Note
  Due 3/8/2000                           $1,000,000         $1,000,000
Chase Manhattan Bank,
  5.365% Certificate of Deposit
  Due 5/22/2000                           2,000,000          1,998,841
Comerica Bank, N.A.,
  6.36125%# Bank Note
  Due 6/13/2000                           1,000,000            999,712
FCC National Bank,
  5.14% Bank Note
  Due 3/22/2000                           1,000,000            999,925
First Union National Bank,
  6.015%# Bank Note
  Due 3/10/2000                           1,000,000          1,000,000
First Union National Bank,
  6.27%# Bank Note
  Due 11/13/2000                          2,800,000          2,803,360
Key Bank, N.A.,
  5.125% Bank Note
  Due 3/24/2000                           1,500,000          1,499,657
Key Bank, N.A., 6.03125%#
  Bank Note
  Due 6/14/2000                           1,000,000            999,734
Morgan Guaranty Trust Co.,
  5.70% Certificate of Deposit
  Due 7/19/2000                             500,000            498,312
National City Bank of Cleveland,
  6.65625%# Bank Note
  Due 6/8/2000                            1,100,000          1,100,980
Northern Trust Co.,
  5.10% Bank Note
  Due 2/22/2000                           1,000,000            999,945
                                                           ------------
                                                            13,900,466
------------------------------------------------------------------------------
COMMERCIAL PAPER - YANKEE - 11.8%
Alliance & Leicester PLC, 5.87%
  Due 2/28/2000                           3,000,000          2,954,018
ANZ (Delaware), Inc., 6.15%
  Due 2/22/2000                           1,000,000            988,042
Baus Funding LLC, 6.20%
  Due 1/31/2000                           2,500,000          2,477,437
Bradford & Bingley
  Building Society, 6.03%
  Due 2/7/2000                            1,200,000          1,188,744
Nationwide Building Society,
  6.00% Due 2/4/2000                      2,400,000          2,374,000

SHORT-TERM
INVESTMENTS [NOTE 2]
------------------------------------------------------------------------------
Unifunding, Inc., 5.50%
  Due 1/7/2000                              861,000            860,079
                                                            -----------
                                                            10,842,320
------------------------------------------------------------------------------
OTHER CORPORATE DEBT - YANKEE - 5.5%
  (MEDIUM TERM NOTES, CORPORATE BONDS)

Abbey National Treasury Services
  PLC., 4.95% Medium Term Note
  Due 2/3/2000                            3,000,000          2,996,149
DaimlerChrysler North
  America Holdings Corp.,
  6.35675%# Medium Term Note
  Due 7/6/2000                            2,000,000          1,998,668
                                                             ----------
                                                             4,994,817
------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - YANKEE - 4.6%
Credit Communal De Belgique,
  6.06% Due 1/31/2000                     2,000,000          2,000,000
Deutsche Bank A.G., 4.98%
  Due 2/2/2000                            1,000,000            999,975
National Westminster
  Bank PLC, 5.0475%
  Due 2/9/2000                            1,200,000          1,199,954
                                                            ----------
                                                             4,199,929
------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - FOREIGN - 3.3%
Royal Bank of Canada, 4.97%
  Due 2/4/2000                            2,000,000          1,999,928
Toronto Dominion Bank, 5.02%
  Due 2/4/2000                            1,000,000            999,973
                                                            -----------
                                                             2,999,901
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS - 98.6%

  (Cost: $90,091,302)                                       90,091,302
------------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES

  Cash                                                              95
  Interest Receivable                                        1,139,382
  Receivable for Pending Capital Transactions                  153,928
------------------------------------------------------------------------------
TOTAL OTHER ASSETS, LESS LIABILITIES - 1.4%                  1,293,405
------------------------------------------------------------------------------
NET ASSETS - 100%                                          $91,384,707
------------------------------------------------------------------------------
NET ASSETS, REPRESENTING:
  Equity of Participants
    34,099,542 Accumulation Units at an
    Accumulation Unit Value of $2.6608                      90,731,697
  Equity of The Prudential Insurance Company
    of America                                                 653,010
                                                            ----------
                                                           $91,384,707
------------------------------------------------------------------------------
# Indicates a Variable Rate Security.  Rate shown is rate in effect at December
  31, 1999.
  AG - Aktiengesellschaft (German Stock Co.)
  LLC - Limited Liability Corporation
  PLC - Public Limited Company

                       SEE NOTES TO FINANCIAL STATEMENTS


                         FINANCIAL STATEMENTS OF VCA-11
                            STATEMENT OF OPERATIONS

----------------------------------------------------------------------------------------------------------------
YEAR ENDED                                                                                     DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME [NOTE 2]
   Interest                                                                                           $4,818,027
   Realized Gain on Investment Transactions                                                                  602
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME                                                                                           4,818,629
----------------------------------------------------------------------------------------------------------------
EXPENSES [NOTE 3]

   Fees Charged to Participants for Investment Management Services                                       225,178
   Fees Charged to Participants for Administrative Expenses                                              675,534
----------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                                           900,712
----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME AND NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $3,917,917
================================================================================================================


                                            STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED                                                                 DECEMBER 31, 1999          DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $3,917,917                   $  4,631,599
---------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
   Purchase Payments and Transfers In [Note 6 and 7]                         109,601,188                    168,192,543
   Withdrawals and Transfers Out [Note 6 and 7]                             (111,670,643)                  (170,842,905)
   Annual Account Charges Deducted from
      Participants' Accounts [Note 4]                                            (47,735)                       (47,451)
---------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
   RESULTING FROM CAPITAL TRANSACTIONS                                        (2,117,190)                    (2,697,813)
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE/DECREASE IN NET ASSETS
   RESULTING FROM SURPLUS TRANSFER [NOTE 8]                                       68,215                     (1,588,734)
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                   1,868,942                        345,052
   NET ASSETS
      Beginning of Year                                                       89,515,765                     89,170,713
---------------------------------------------------------------------------------------------------------------------------
      End of Year                                                            $91,384,707                    $89,515,765
===========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-11
------------------------------------------------------------------------------
NOTE 1:  GENERAL

       The Prudential Variable Contract Account-11 (VCA-11 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-11 has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants). The investment objective of the Account is to realize a high level of current income as is consisent with the preservation of capital and liquidity. Its investments are primarily composed of short-term securities. The ability of the issuers of the securities held by the Account to meet their obligations may be affected by economic developments in a specific state, industry or region. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

NOTE 2:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         A.  VALUATION OF SHORT-TERM INVESTMENTS

       Pursuant to an exemptive order from the Securities and Exchange Commission, securities having a remaining maturity of one year or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase adjusted for constant accretion of discount or amortization of premium to maturity. The rate displayed is the effective yield from the date of purchase to the date of maturity.

         B.  INCOME RECOGNITION

       Security transactions are recorded on trade date. Interest income is accrued daily. Income on investments is allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership or investment in VCA-11. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

         C.  TAXES

       The operations of VCA-11 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-11 to the extent the earnings are credited under the contracts. As a result, the Unit Value of VCA-11 has not been reduced by federal income taxes.

NOTE 3:  EXPENSES

       Prudential acts as investment manager for VCA-11 under an agreement for Investment Management Services. A daily charge, at an effective annual rate of 1.00% of the current value of the Participants' equity in VCA-11, is paid to Prudential. Three quarters of this charge (0.75%) is for administrative expenses not provided by the annual account charge, and one quarter (0.25%) is for investment management services.

NOTES TO FINANCIAL STATEMENTS OF VCA-11

------------------------------------------------------------------------------

NOTE 4:  ANNUAL ACCOUNT CHARGE

         An annual account charge of not more than $30 annually is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the fiscal year by canceling Units. The charge will first be made against a Participant's account under a fixed dollar annuity companion contract or fixed rate option of the nonqualified combination contract. If the Participant has no account under a companion contract or the fixed rate option, or if the amount under the companion contract or the fixed rate option is too small to pay the charge, the charge will be made against the Participant's account in VCA-11. If the Participant has no VCA-11 account, or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA-24.

NOTE 5:  DEFERRED SALES CHARGE

         A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. In addition, no deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Contributions transferred among VCA-10, VCA-11, the Subaccounts of VCA-24, a companion contract, and the fixed rate option of the nonqualified combination contract are considered to be withdrawals from the Account or Subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will, however, be considered as contributions to the receiving Account or Subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal from it. For the years ended December 31, 1999 and 1998, Prudential has advised the Account that they received deferred sales charges of $2,716 and $2,389, respectively.

NOTE 6:  UNIT TRANSACTIONS

         The number of Units issued and redeemed for the years ended December 31, 1999 and 1998 is as follows:


                                                       1999                    1998
                      --------------------------------------------------------------------
                      Units issued                   42,139,173             67,777,991
                      --------------------------------------------------------------------
                      Units redeemed                 42,927,959             68,652,928
                      --------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS OF VCA-11

------------------------------------------------------------------------------

NOTE 7:  PARTICIPANT LOANS

         Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example, by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

         Withdrawals, transfers and loans from VCA-11 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

         For the year ended December 31, 1999, $727,717 in participant loans were withdrawn from VCA-11 and $295,519 of principal and interest was repaid to VCA-11. For the year ended December 31, 1998, $850,931 in participant loans were withdrawn from VCA-11 and $299,809 of principal and interest was repaid. Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be VCA-11. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-11. During the year ended December 31, 1999, Prudential has advised the Account that it received $8,695 in loan origination fees.

NOTE 8:  NET DECREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS

         The decrease in net assets from surplus for the year ended December 31, 1999 represents the net withdrawals from the Equity of Prudential to VCA-11.

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Committee and Participants
of The Prudential Variable Contract Account - 11 of The Prudential Insurance Company of America



In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account - 11 of The Prudential Insurance Company of America (the "Account") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The finanicial highlights for the year ended December 31, 1995 were audited by other independent accountants whose report thereon dated February 15, 1996 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 23, 2000

                         FINANCIAL STATEMENTS OF VCA-24

STATEMENTS OF NET ASSETS

DECEMBER 31, 1999


                                                                          SUBACCOUNTS
                                        -------------------------------------------------------------------------------
                                                              DIVERSIFIED          FLEXIBLE          CONSERVATIVE
                                             EQUITY              BOND               MANAGED            BALANCED
                                             ------           -----------          --------          ------------
Investment in Shares of
   The Prudential Series Fund,
   Inc. Portfolios at Net
   Asset Value [Note 2].................. $ 441,016,265     $    48,422,048     $  163,999,113      $  142,830,442

NET ASSETS............................... $ 441,016,265     $    48,422,048     $  163,999,113      $  142,830,442
                                         ==============     ===============     ==============      ==============

NET ASSETS REPRESENTING:
   Equity of Participants................ $ 439,308,612     $    47,907,443     $ 162,782,646       $ 141,493,703
   Equity of The Prudential
      Insurance Company of America.           1,707,653             514,605         1,216,467           1,336,739
                                          -------------     ---------------     -------------       -------------
      Net Assets......................... $ 441,016,265     $    48,422,048     $ 163,999,113       $ 142,830,442
                                          =============     ===============     =============       =============

                                                                  SUBACCOUNTS
                                           ---------------------------------------------------------
                                                                                       GOVERNMENT
                                               STOCK INDEX           GLOBAL              INCOME
                                               -----------           ------            ----------
Investment in Shares of
   The Prudential Series Fund,
   Inc. Portfolios at Net
   Asset Value [Note 2]..................   $540,872,453       $ 125,654,824             $30,521,806

NET ASSETS...............................   $540,872,453        $125,654,824             $30,521,806
                                            ============      ==============           =============

NET ASSETS REPRESENTING:
   Equity of Participants................   $539,136,116        $123,222,589             $30,027,046
   Equity of The Prudential
      Insurance Company of America.            1,736,337           2,432,235                 494,760
                                            ------------       -------------           -------------
      Net Assets.........................   $540,872,453        $125,654,824             $30,521,806
                                            ============       =============           =============



STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

                                                                       SUBACCOUNTS

                                                                DIVERSIFIED         FLEXIBLE      CONSERVATIVE
                                                  EQUITY           BOND              MANAGED        BALANCED
                                                  ------        -----------         ---------     ------------
INVESTMENT INCOME
   Ordinary Dividend Distributions.....        $ 7,663,863      $   ---                $7,769       $5,888,320
   Expense [Note 3]
      Fees Charged to Participants
         for Administrative Purposes...         (3,414,454)       (384,630)        (1,250,156)      (1,072,154)
                                               ------------     -----------       -----------       ----------
NET INVESTMENT INCOME..................          4,249,409        (384,630)        (1,242,387)       4,816,166
                                               ------------     -----------       -----------       ----------

NET REALIZED AND UNREALIZED
GAIN/LOSS ON INVESTMENTS
Capital Gains Distributions Received...         52,731,113         149,490          1,971,206          826,733
 Net Realized Gain
   on Investments......................         19,682,560         (35,666)            68,898          369,733
 Net Increase/(Decrease) in unrealized
   Appreciation/(Depreciation)
   on Investments......................        (25,492,894)       (549,857)        10,554,704        2,251,991
                                               ------------     -----------       -----------       ----------
NET GAIN (LOSS) ON INVESTMENTS.........         46,920,779        (436,033)        12,594,808        3,448,457
                                               ------------     -----------       -----------       ----------
NET INCREASE/(DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS....        $51,170,188      $ (820,663)       $11,352,421       $8,264,623
                                               ============     ===========       ===========       ==========

                                                                  SUBACCOUNTS

                                                                                        GOVERNMENT
                                                STOCK INDEX           GLOBAL              INCOME
                                                -----------           ------            ----------
INVESTMENT INCOME
   Ordinary Dividend Distributions........     $ 5,391,030           $418,473         $   ---
   Expense [Note 3]
      Fees Charged to Participants
         for Administrative Purposes......      (3,760,901)          (719,663)          (247,500)
                                               -----------        -----------         -----------
NET INVESTMENT INCOME.....................       1,630,129           (301,190)          (247,500)
                                               -----------        -----------         -----------


NET REALIZED AND UNREALIZED
GAIN/LOSS ON INVESTMENTS
Capital Gains Distributions Received......       6,536,741            733,759             ---
 Net Realized Gain
   on Investments.........................      21,618,218          4,074,377            205,461
 Net Increase/(Decrease) in unrealized
   Appreciation/(Depreciation)
   on Investments.........................      60,329,221         35,895,288          (1,175,639)
                                               -----------        -----------         -----------
NET GAIN (LOSS) ON INVESTMENTS............      88,484,180         40,703,424            (970,178)
                                               -----------        -----------         -----------
NET INCREASE/(DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS.......     $90,114,309        $40,402,234         $(1,217,678)
                                               ===========        ===========         ===========



                        SEE NOTES TO FINANCIAL STATEMENTS

                        FINANCIAL STATEMENTS OF VCA-24

STATEMENTS OF CHANGES IN
NET ASSETS

                                                                   SUBACCOUNTS
                                        -----------------------------------------------------------------
                                                                                  DIVERSIFIED
                                                   EQUITY                            BOND
                                        -------------------------------    ------------------------------
FOR THE PERIOD ENDED                     DEC. 31, 1999    DEC. 31, 1998    DEC. 31, 1999    DEC. 31, 1998
                                        --------------    -------------    -------------    -------------
NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS.......     $51,170,188      $31,020,127        $(820,663)     $2,993,664
                                          -------------    -------------    -------------   -------------
ACCUMULATION UNIT TRANSACTIONS
   Purchase Payments and
   Transfers In [Notes 7 & 8].........      69,286,796      119,421,285       13,315,515      26,477,778
   Withdrawals and
   Transfers Out [Notes 7 & 8]........    (153,625,619)    (227,004,940)     (19,900,084)    (16,800,497)
 Annual Account Charges Deducted
   From Participants' Accumulation
   Accounts [Note 4]..................         (55,043)         (58,411)          (9,849)        (10,355)
                                          -------------    -------------     -------------   ------------
NET INCREASE/(DECREASE)
   IN NET ASSETS RESULTING
   FROM ACCUMULATION
   UNIT TRANSACTIONS..................     (84,393,866)    (107,642,066)      (6,594,418)      9,666,926
NET INCREASE/(DECREASE) IN NET ASSETS
   FROM SURPLUS TRANSFERS [NOTE 9]....         (39,040)          (9,423)        (124,503)        150,438
                                          -------------     ------------      ------------    -----------
TOTAL INCREASE/(DECREASE) IN
   NET ASSETS.........................     (33,262,718)     (76,631,362)      (7,539,584)     12,811,028

NET ASSETS
   Beginning of period................     474,278,983      550,910,345       55,961,632      43,150,604
                                          -------------    -------------     -----------     -----------
   End of period......................    $441,016,265     $474,278,983      $48,422,048     $55,961,632
                                          =============    =============     ===========     ===========


                                                                  SUBACCOUNTS
                                      -------------------------------------------------------------------
                                                  FLEXIBLE                        CONSERVATIVE
                                                   MANAGED                          BALANCED
                                       -------------------------------     ------------------------------
FOR THE PERIOD ENDED                   DEC. 31, 1999     DEC. 31, 1998     DEC. 31, 1999    DEC. 31, 1998
                                       -------------     -------------     -------------    -------------
NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS.......   $11,352,421       $13,683,586        $8,264,623      $14,217,978
                                       -------------      -------------      ------------     ------------
ACCUMULATION UNIT TRANSACTIONS
   Purchase Payments and
   Transfers In [Notes 7 & 8].........    26,292,396        42,624,953        23,315,455       27,343,287
   Withdrawals and
   Transfers Out [Notes 7 & 8]........   (44,388,257)      (73,203,087)      (32,430,146)     (27,813,972)
 Annual Account Charges Deducted
   From Participants' Accumulation
   Accounts [Note 4]..................       (20,350)          (21,523)          (21,971)         (24,743)
                                        -------------     -------------     -------------    -------------
NET INCREASE/(DECREASE)
   IN NET ASSETS RESULTING
   FROM ACCUMULATION
   UNIT TRANSACTIONS..................   (18,116,211)      (30,599,657)       (9,136,662)        (495,428)
NET INCREASE/(DECREASE) IN NET ASSETS
   FROM SURPLUS TRANSFERS [NOTE 9]....       (94,886)          314,721           (88,148)         535,730
                                        -------------     -------------     -------------    -------------
TOTAL INCREASE/(DECREASE) IN
   NET ASSETS.........................    (6,858,676)      (16,601,350)         (960,187)      14,258,280

NET ASSETS
   Beginning of period................   170,857,789       187,459,139       143,790,629      129,532,349
                                        -------------     -------------     -------------    -------------
   End of period......................  $163,999,113      $170,857,789      $142,830,442     $143,790,629
                                        =============     =============     =============    =============


                                                                                 SUBACCOUNTS
                                                ------------------------------------------------------------------------------
                                                              STOCK
                                                              INDEX                                      GLOBAL
                                                -----------------------------------          ---------------------------------
FOR THE PERIOD ENDED                            DEC. 31, 1999         DEC. 31, 1998          DEC. 31, 1999       DEC. 31, 1998
                                                -------------         -------------          -------------       -------------
NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS............       $ 90,114,309        $  90,944,189           $  40,402,234        $  17,272,278
                                                  ------------        -------------           -------------        -------------
ACCUMULATION UNIT TRANSACTIONS
   Purchase Payments and
   Transfers In [Notes 7 & 8]..............        150,527,441          170,811,372              34,220,362           56,489,382
   Withdrawals and
   Transfers Out [Notes 7 &  8]............       (142,799,902)        (196,975,004)            (37,281,767)         (57,085,576)
 Annual Account Charges Deducted
   From Participants' Accumulation
   Accounts [Note 4].......................            (41,285)             (30,821)                 (2,564)             ( 3,261)
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM ACCUMULATION
   UNIT TRANSACTIONS.......................          7,686,254          (26,194,453)             (3,063,969)            (599,455)
                                                  ------------        -------------           -------------        -------------
   NET INCREASE/(DECREASE) IN NET ASSETS
   FROM SURPLUS TRANSFERS [NOTE 9].........             25,395              854,183                 (57,803)             792,964
TOTAL INCREASE/(DECREASE) IN
   NET ASSETS..............................         97,825,958           65,603,919              37,280,462           17,465,787

NET ASSETS
   Beginning of period.....................        443,046,495          377,442,577              88,374,362           70,908,575
                                                  ------------        -------------           -------------        -------------
   End of period...........................       $540,872,453        $ 443,046,496           $ 125,654,824        $  88,374,362
                                                  ============        =============           =============        =============


                                                                 SUBACCOUNTS
                                                       --------------------------------
                                                                  GOVERNMENT
                                                                    INCOME
                                                       --------------------------------
FOR THE PERIOD ENDED                                   DEC. 31, 1999      DEC. 31, 1998
                                                       -------------      -------------
NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS............             $(1,217,678)         $2,483,691
                                                        -------------      -------------
   Purchase Payments and
   Transfers In [Notes 7 & 8]..............               8,207,887          17,139,903
   Withdrawals and
   Transfers Out [Notes 7 &  8]............             (13,748,986)        (10,414,039)
 Annual Account Charges Deducted
   From Participants' Accumulation
   Accounts [Note 4].......................                  (3,122)             (3,015)
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM ACCUMULATION
   UNIT TRANSACTIONS.......................              (5,544,221)          6,722,849
                                                        -------------       -------------
   NET INCREASE/(DECREASE) IN NET ASSETS
   FROM SURPLUS TRANSFERS [NOTE 9].........                 (96,178)            103,785
TOTAL INCREASE/(DECREASE) IN
   NET ASSETS..............................              (6,858,077)          9,310,325

NET ASSETS
   Beginning of period.....................              37,379,883          28,069,558
                                                       -------------      -------------
   End of period...........................             $30,521,806         $37,379,883
                                                       =============      =============


                        SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-24
-------------------------------------------------------------------------------
NOTE 1:     GENERAL
            The Prudential Variable Contract Account-24 (VCA-24 or the Account) was established on April 29, 1987 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. VCA-24 has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants).

            The Account is comprised of seven Subaccounts. Each of the Subaccounts invests in a corresponding portfolio of The Prudential Series Fund, Inc. ("the Fund"). Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

            SIGNIFICANT ACCOUNTING POLICIES
            Investments--The investments in shares of the Fund are stated at the net asset value of the respective portfolio.

            Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

            Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Fund and are recorded on the ex-dividend date.

NOTE 2:     INVESTMENT INFORMATION
            The number of shares of each portfolio of the Fund, the Net Asset Value (NAV) per share for each portfolio held by the Subaccounts of VCA-24, and the aggregate cost of investments in such shares as of December 31, 1999 are as follows:

                                              DIVERSIFIED         FLEXIBLE          CONSERVATIVE           STOCK
                             EQUITY               BOND             MANAGED            BALANCED             INDEX
---------------------------------------------------------------------------------------------------------------------
Number of Shares           15,260,078          4,422,105          9,297,002           9,298,857          12,168,109
---------------------------------------------------------------------------------------------------------------------
NAV per Share           $     28.90         $   10.95          $    17.64          $   15.36          $    44.45
---------------------------------------------------------------------------------------------------------------------
Cost at 12-31-99        $385,876,353        $48,514,160        $157,828,851        $138,216,024       $313,023,686
---------------------------------------------------------------------------------------------------------------------

                                          GOVERNMENT
                         GLOBAL             INCOME
-------------------------------------------------------
Number of Shares        4,055,998          2,642,581
-------------------------------------------------------
NAV per Share         $   30.98            $   11.55
-------------------------------------------------------
Cost at 12-31-99      $75,494,516          $30,205,739
-------------------------------------------------------


NOTE 3:     EXPENSES
            A daily charge at an effective annual rate of 0.75% of the Net Asset Value of each Subaccount of VCA-24 is paid to Prudential for administrative expenses not provided by the annual account charge.

NOTE 4:     ANNUAL ACCOUNT CHARGE
            An annual account charge is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the accounting year by reducing the number of Units held. The charge will first be made against a Participant's account under a fixed dollar annuity companion contract or fixed rate option of the non-qualified combination contract. If the Participant has no account under a fixed contract, or if the amount under a fixed contract is too small to pay the charge, the charge will be made against the Participant's account in VCA-11. If the Participant has no VCA-11 account or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA-24. The annual account charge will not exceed $30 and is paid to Prudential.

NOTES TO FINANCIAL STATEMENTS OF VCA-24
------------------------------------------------------------------------------

NOTE 5:     DEFERRED SALES CHARGE
            A deferred sales charge is imposed upon the withdrawal of certain purchase payments to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in a Program. In addition, no deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Contributions transferred among VCA-10, VCA-11, the Subaccounts of VCA-24, the companion contract, and the fixed rate option of the non-qualified combination contract are considered to be withdrawals from the Account or Subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will, however, be considered as contributions to the receiving Account or Subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal.

NOTE 6:     TAXES
            The operations of VCA-24 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-24 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-24 has not been reduced by federal income taxes.

NOTE 7:     UNIT TRANSACTIONS
            The number of units issued and redeemed during the year ended December 31, is as follows:



1999
                                              DIVERSIFIED          FLEXIBLE          CONSERVATIVE        STOCK
                            EQUITY               BOND              MANAGED             BALANCED          INDEX
---------------------------------------------------------------------------------------------------------------------
Units issued              15,511,647          5,643,631            7,844,141         8,219,444           25,309,388
---------------------------------------------------------------------------------------------------------------------
Units redeemed            34,287,974          8,438,294           13,509,859        11,298,746           23,683,009
---------------------------------------------------------------------------------------------------------------------

                                          GOVERNMENT
                               GLOBAL       INCOME
-----------------------------------------------------
Units issued                13,506,600    4,750,864
-----------------------------------------------------
Units redeemed              14,773,914    7,976,407
-----------------------------------------------------


The number of units issued and redeemed during the year ended December 31, 1998 is as follows:

1998

                                            DIVERSIFIED         FLEXIBLE          CONSERVATIVE          STOCK
                            EQUITY             BOND              MANAGED            BALANCED            INDEX
---------------------------------------------------------------------------------------------------------------------
Units issued              29,763,261         11,587,263         14,367,039         10,520,655         35,324,682
---------------------------------------------------------------------------------------------------------------------
Units redeemed            59,071,090          7,441,727         25,276,607         10,716,387         42,380,910
---------------------------------------------------------------------------------------------------------------------


                                       GOVERNMENT
                         GLOBAL          INCOME
--------------------------------------------------
Units issued            27,406,256      10,169,570
--------------------------------------------------
Units redeemed          27,684,604       6,278,998
--------------------------------------------------


NOTES TO FINANCIAL STATEMENTS OF VCA-24
-------------------------------------------------------------------------------

NOTE 8:     PARTICIPANT LOANS
            Loans are considered to be withdrawals from the Subaccount from which the loan amount was deducted, however, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Subaccount for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan by, for example, failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

            Withdrawals, transfers and loans from each Subaccount of VCA-24 are considered to be withdrawals of contributions until all of the Participant's contributions to the Subaccount have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

            For the year ended December 31, the amount of participant loans that was withdrawn from the Subaccounts and the amount of principal and interest that was repaid to the Subaccounts is as follows:

1999
                                             DIVERSIFIED           FLEXIBLE        CONSERVATIVE          STOCK
                             EQUITY              BOND               MANAGED          BALANCED            INDEX
-------------------------------------------------------------------------------------------------------------------
Loans                      $2,541,893          $374,373           $1,501,068         $748,314          $3,599,667
-------------------------------------------------------------------------------------------------------------------
Repayments                 $1,594,864          $223,541           $  864,067         $493,542          $1,856,162
-------------------------------------------------------------------------------------------------------------------

1999
                                         GOVERNMENT
                           GLOBAL          INCOME
---------------------------------------------------
Loans                     $718,784        $235,769
---------------------------------------------------
Repayments                $379,272        $ 91,359
---------------------------------------------------

            For the year ended December 31, 1998, the amount of participant loans that was withdrawn from the Subaccounts and the amount of principal and interest that was repaid to the Subaccounts was as follows:


1998
                                              DIVERSIFIED          FLEXIBLE        CONSERVATIVE          STOCK
                             EQUITY              BOND               MANAGED          BALANCED            INDEX
--------------------------------------------------------------------------------------------------------------------

Loans                      $2,752,209          $418,846           $1,853,425         $829,592          $2,688,331
--------------------------------------------------------------------------------------------------------------------
Repayments                 $1,681,829          $216,684           $  781,480         $478,418          $1,692,528
--------------------------------------------------------------------------------------------------------------------


1998
                                        GOVERNMENT
                           GLOBAL         INCOME
--------------------------------------------------
Loans                     $553,774       $223,292
--------------------------------------------------
Repayments                $476,226       $ 93,403
--------------------------------------------------

            Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be the Subaccount from which the loan amount was deducted. The initial loan proceeds which are being repaid may not necessarily have originated solely from the Subaccounts of VCA-24.

NOTE 9:     NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM SURPLUS
            TRANSFERS
            The increase (decrease) in net assets resulting from surplus transfers represents the net contributions to the Equity of Prudential to VCA-24.

NOTES TO FINANCIAL STATEMENTS OF VCA-24
------------------------------------------------------------------------------

NOTE 10:    CONDENSED FINANCIAL INFORMATION
            PARTICIPANT ACCUMULATION UNIT VALUES FOR VCA-24 UNIT


EQUITY                                     01/01/99            01/01/98          01/01/97           01/01/96             01/01/95
                                              TO                  TO                TO                 TO                   TO
                                           12/31/99            12/31/98          12/31/97           12/31/96             12/31/95
                                           --------            --------          --------           --------             --------

Beginning of period (rounded)              $4.2286             $3.8962           $3.1487            $ 2.6769             $ 2.0541
End of period (rounded)                    $4.7195             $4.2286           $3.8962            $ 3.1487             $ 2.6769
Accumulation Units
  Outstanding at end of period
  (000 omitted)                             93,084             111,855           141,162             132,455              118,394

DIVERSIFIED BOND                           01/01/99            01/01/98          01/01/97           01/01/96             01/01/95
                                              TO                  TO                TO                 TO                   TO
                                           12/31/99            12/31/98          12/31/97           12/31/96             12/31/95
                                           --------            --------          --------           ---------            --------
Beginning of period (rounded)              $2.3829             $2.2404           $2.0789            $ 2.0065             $ 1.6746
End of period (rounded)                    $2.3475             $2.3829           $2.2404            $ 2.0789             $ 2.0065
Accumulation Units
  Outstanding at end of period
  (000 omitted)                             20,408              23,260            19,114              20,280               16,898


FLEXIBLE MANAGED                           01/01/99            01/01/98          01/01/97           01/01/96             01/01/95
                                              TO                   TO                TO                 TO                   TO
                                           12/31/99            12/31/98          12/31/97           12/31/96             12/31/95
                                           --------            --------          --------           --------             --------
Beginning of period (rounded)              $3.1844             $2.9103           $2.4854            $ 2.2038             $ 1.7886
End of period (rounded)                    $3.4074             $3.1844           $2.9103            $ 2.4854             $ 2.2038
Accumulation Units
  Outstanding at end of period
  (000 omitted)                             47,774              53,275            64,184              59,681               51,419


CONSERVATIVE BALANCED                      01/01/99            01/01/98          01/01/97           01/01/96             01/01/95
                                              TO                  TO                TO                 TO                   TO
                                           12/31/99            12/31/98          12/31/97           12/31/96             12/31/95
                                           --------            --------          --------           --------             --------
Beginning of period (rounded)              $2.7909             $2.5165           $2.2364            $ 1.9993             $ 1.7175
End of period (rounded)                    $2.9538             $2.7909           $2.5165            $ 2.2364             $ 1.9993
Accumulation Units
  Outstanding at end of period
  (000 omitted)                             47,902              51,101            51,297              50,029               46,873


STOCK INDEX                                01/01/99            01/01/98          01/01/97           01/01/96             01/01/95
                                              TO                  TO                TO                 TO                   TO
                                           12/31/99            12/31/98          12/31/97           12/31/96             12/31/95
                                           --------            --------          --------           --------             --------
Beginning of period (rounded)              $5.5972             $4.3910           $3.3302            $ 2.7378             $ 2.0123
End of period (rounded)                    $6.6972             $5.5972           $4.3910            $ 3.3302             $ 2.7378
Accumulation Units
  Outstanding at end of period
  (000 omitted)                             80,502              78,885            85,941              80,572               51,701


GLOBAL                                     01/01/99            01/01/98          01/01/97           01/01/96             01/01/95
                                              TO                  TO                TO                 TO                   TO
                                           12/31/99            12/31/98          12/31/97           12/31/96             12/31/95
                                           --------            --------          --------           --------             --------
Beginning of period (rounded)              $2.3269             $1.8815           $1.7836            $ 1.4975             $ 1.3020
End of period (rounded)                    $3.4236             $2.3269           $1.8815            $ 1.7836             $ 1.4975
Accumulation Units
  Outstanding at end of period
  (000 omitted)                             35,992              37,297            37,576              33,505               24,439

GOVERNMENT INCOME                          01/01/99            01/01/98          01/01/97           01/01/96             01/01/95
                                              TO                  TO                TO                 TO                   TO
                                           12/31/99            12/31/98          12/31/97           12/31/96             12/31/95
                                           --------            --------          --------           --------             --------

Beginning of period (rounded)              $1.7614             $1.6267           $1.4943            $ 1.4730             $ 1.2421
End of period (rounded)                    $1.7011             $1.7614           $1.6267            $ 1.4943             $ 1.4730
Accumulation Units
  Outstanding at end of period
  (000 omitted)                             17,652              20,924            17,033              17,697               17,289


REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Holders of
The Prudential Variable Contract Account-24 and the Board of Directors of The Prudential Insurance Company of America





In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Prudential Series Fund Equity Subaccount, Prudential Series Fund Diversified Bond Subaccount, Prudential Series Fund Flexible Managed Subaccount, Prudential Series Fund Conservative Balanced Subaccount, Prudential Series Fund Stock Index Subaccount, Prudential Series Fund Global Subaccount, and Prudential Series Fund Government Income Subaccount (separate portfolios of The Prudential Variable Contract Account-24; the "Account") at December 31, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1998 with the Prudential Series Fund's transfer agent, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
New York, New York
February 25, 1999

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 1999 AND 1998 (IN MILLIONS)
-------------------------------------------------------------------------------

                                                                                                          1999              1998
                                                                                                    -------------    -------------
     ASSETS
       Fixed maturities:
           Available for sale, at fair value (amortized cost, 1999: $76,815; 1998: $76,997)         $      74,697    $      80,158
           Held to maturity, at amortized cost (fair value, 1999: $14,112; 1998: $17,906)                  14,237           16,848
       Trading account assets, at fair value                                                                9,741            8,888
       Equity securities, available for sale, at fair value (cost, 1999: $2,531; 1998: $2,583)              3,264            2,759
       Mortgage loans on real estate                                                                       16,268           16,016
       Investment real estate                                                                                 770              675
       Policy loans                                                                                         7,590            7,476
       Securities purchased under agreements to resell                                                     13,944           10,252
       Cash collateral for borrowed securities                                                              7,124            5,622
       Other long-term investments                                                                          4,087            3,474
       Short-term investments                                                                              12,303            9,781
                                                                                                    -------------    -------------
           Total investments                                                                              164,025          161,949
       Cash                                                                                                 1,330            1,943
       Accrued investment income                                                                            1,836            1,795
       Broker-dealer related receivables                                                                   11,346           10,142
       Deferred policy acquisition costs                                                                    7,324            6,462
       Other assets                                                                                        17,102           16,200
       Separate account assets                                                                             82,131           80,931
                                                                                                    -------------    -------------
     TOTAL ASSETS                                                                                   $     285,094    $     279,422
                                                                                                    =============    =============

     LIABILITIES AND EQUITY
     LIABILITIES
       Future policy benefits                                                                       $      68,069    $      67,059
       Policyholders' account balances                                                                     31,578           33,098
       Unpaid claims and claim adjustment expenses                                                          2,829            3,806
       Policyholders' dividends                                                                             1,484            1,444
       Securities sold under agreements to repurchase                                                      24,598           21,486
       Cash collateral for loaned securities                                                               10,775            7,132
       Income taxes payable                                                                                   804              785
       Broker-dealer related payables                                                                       5,839            6,530
       Securities sold but not yet purchased                                                                6,968            5,771
       Short-term debt                                                                                     10,858           10,082
       Long-term debt                                                                                       5,513            4,734
       Other liabilities                                                                                   14,357           16,169
       Separate account liabilities                                                                        82,131           80,931
                                                                                                    -------------    -------------
                   Total liabilities                                                                      265,803          259,027
                                                                                                    -------------    -------------
     COMMITMENTS AND CONTINGENCIES (SEE NOTES 14 AND 15)
     EQUITY
       Accumulated other comprehensive income/(loss)                                                         (685)           1,232
       Retained earnings                                                                                   19,976           19,163
                                                                                                    -------------    -------------
                    Total equity                                                                           19,291           20,395
                                                                                                    -------------    -------------
      TOTAL LIABILITIES AND EQUITY                                                                  $     285,094    $     279,422
                                                                                                    =============    =============

                 See Notes to Consolidated Financial Statements

                                       B1

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN MILLIONS)
-------------------------------------------------------------------------------

                                                                                1999                  1998                  1997
                                                                             ---------              --------              --------
REVENUES
   Premiums                                                                  $   9,475              $  9,024              $  9,015
   Policy charges and fee income                                                 1,516                 1,465                 1,423
   Net investment income                                                         9,424                 9,535                 9,482
   Realized investment gains, net                                                  924                 2,641                 2,168
   Commissions and other income                                                  5,279                 4,471                 4,480
                                                                             ---------              --------              --------

               Total revenues                                                   26,618                27,136                26,568
                                                                             ---------              --------              --------

BENEFITS AND EXPENSES
   Policyholders' benefits                                                      10,175                 9,840                 9,956
   Interest credited to policyholders' account balances                          1,811                 1,953                 2,170
   Dividends to policyholders                                                    2,571                 2,477                 2,422
   General and administrative expenses                                           9,656                 9,108                 8,620
   Sales practices remedies and costs                                              100                 1,150                 2,030
                                                                             ---------              --------              --------

               Total benefits and expenses                                      24,313                24,528                25,198
                                                                             ---------              --------              --------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND
  EXTRAORDINARY ITEM                                                             2,305                 2,608                 1,370
                                                                             ---------              --------              --------
   Income taxes
     Current                                                                       690                 1,085                   101
     Deferred                                                                      352                  (115)                  306
                                                                             ---------              --------              --------

               Total income taxes                                                1,042                   970                   407
                                                                             ---------              --------              --------

INCOME FROM CONTINUING OPERATIONS BEFORE EXTRAORDINARY ITEM                      1,263                 1,638                   963
                                                                             ---------              --------              --------

DISCONTINUED OPERATIONS
   Loss from healthcare operations, net of taxes                                     -                  (298)                 (353)
   Loss on disposal of healthcare operations, net of taxes                        (400)                 (223)                    -
                                                                             ---------              --------              --------

     Net loss from discontinued operations                                        (400)                 (521)                 (353)
                                                                             ---------              --------              --------

INCOME BEFORE EXTRAORDINARY ITEM                                                   863                 1,117                   610

EXTRAORDINARY ITEM - DEMUTUALIZATION EXPENSES, NET OF TAXES                        (50)                  (11)                    -
                                                                             ---------              --------              --------
NET INCOME                                                                   $     813              $  1,106              $    610
                                                                             =========              ========              ========


                 See Notes to Consolidated Financial Statements

                                       B2

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN MILLIONS)
-------------------------------------------------------------------------------

                                                                            ACCUMULATED OTHER COMPREHENSIVE INCOME/(LOSS)
                                                              ----------------------------------------------------------------------
                                                                                                                         TOTAL
                                                                FOREIGN              NET                              ACCUMULATED
                                                                CURRENCY          UNREALIZED          PENSION            OTHER
                                                              TRANSLATION         INVESTMENT         LIABILITY       COMPREHENSIVE
                                                              ADJUSTMENTS       GAINS/(LOSSES)       ADJUSTMENT      INCOME/(LOSS)
                                                              -----------       --------------       ----------      -------------
 BALANCE, DECEMBER 31, 1996                                   $    (56)          $    1,136          $     (4)        $   1,076
 Comprehensive income:
       Net income
       Other comprehensive income, net of tax:
            Change in foreign currency translation
                  adjustments                                      (29)                                                       (29)
            Change in net unrealized investment gains                                   616                                   616
            Additional pension liability adjustment                                                        (2)                 (2)

       Other comprehensive income

 Total comprehensive income

                                                              ----------------------------------------------------------------------
 BALANCE, DECEMBER 31, 1997                                        (85)               1,752                (6)            1,661
 Comprehensive income:
       Net income
       Other comprehensive loss, net of tax:
            Change in foreign currency translation
                  adjustments                                       54                                                       54
            Change in net unrealized investment gains                                  (480)                               (480)
            Additional pension liability adjustment                                                        (3)               (3)

       Other comprehensive loss

 Total comprehensive income

                                                              ----------------------------------------------------------------------

 BALANCE, DECEMBER 31, 1998                                        (31)               1,272                (9)            1,232
 Comprehensive income:
       Net income
       Other comprehensive loss, net of tax:
            Change in foreign currency translation
            adjustments                                             13                                                       13
            Change in net unrealized investment gains                                (1,932)                             (1,932)
            Additional pension liability adjustment                                                         2                 2
       Other comprehensive loss
 Total comprehensive loss
                                                              ----------------------------------------------------------------------

 BALANCE, DECEMBER 31, 1999                                   $    (18)          $     (660)        $      (7)        $    (685)
                                                              ======================================================================

                                                                RETAINED            TOTAL
                                                                EARNINGS           EQUITY
                                                               ---------          -------
 BALANCE, DECEMBER 31, 1996                                    $  17,447        $   18,523
 Comprehensive income:
       Net income                                                    610               610
       Other comprehensive income, net of tax:
            Change in foreign currency translation
                  adjustments                                                          (29)
            Change in net unrealized investment gains                                  616
            Additional pension liability adjustment                                     (2)
                                                                                -----------
       Other comprehensive income                                                      585
                                                                                -----------
 Total comprehensive income                                                          1,195

                                                            -------------------------------
 BALANCE, DECEMBER 31, 1997                                       18,057            19,718
 Comprehensive income:
       Net income                                                  1,106             1,106
       Other comprehensive loss, net of tax:
            Change in foreign currency translation
                  adjustments                                                           54
            Change in net unrealized investment gains                                 (480)
            Additional pension liability adjustment                                     (3)
                                                                                -----------
       Other comprehensive loss                                                       (429)
                                                                                -----------
 Total comprehensive income                                                            677

                                                            -------------------------------

 BALANCE, DECEMBER 31, 1998                                       19,163            20,395
 Comprehensive income:
       Net income                                                    813               813
       Other comprehensive loss, net of tax:
            Change in foreign currency translation
            adjustments                                                                 13
            Change in net unrealized investment gains                               (1,932)
            Additional pension liability adjustment                                      2
                                                                                    -------
       Other comprehensive loss                                                     (1,917)
                                                                                    -------
 Total comprehensive loss                                                           (1,104)
                                                            -------------------------------

 BALANCE, DECEMBER 31, 1999                                    $  19,976        $   19,291
                                                            ===============================



                 See Notes to Consolidated Financial Statements

                                       B3

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN MILLIONS)
-------------------------------------------------------------------------------

                                                                                    1999                1998               1997
                                                                               -----------         ------------       ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                   $      813           $    1,106        $       610
  Adjustments to reconcile net income to
      net cash provided by operating activities:
           Realized investment gains, net                                            (915)              (2,671)            (2,209)
           Policy charges and fee income                                             (237)                (232)              (258)
           Interest credited to policyholders' account balances                     1,811                1,953              2,170
           Depreciation and amortization                                              489                  337                271
           Loss on disposal of businesses                                             400                  223                  -
           Change in:
                  Deferred policy acquisition costs                                  (178)                (174)              (233)
                  Future policy benefits and other insurance liabilities              724                  597              2,537
                  Trading account assets                                             (853)              (2,540)            (1,825)
                  Income taxes payable                                              1,074                  594             (1,391)
                  Broker-dealer related receivables/payables                       (1,898)               1,495               (672)
                  Securities purchased under agreements to resell                  (3,692)              (1,591)            (3,314)
                  Cash collateral for borrowed securities                          (1,502)                (575)            (2,631)
                  Cash collateral for loaned securities                             3,643               (6,985)             5,668
                  Securities sold but not yet purchased                             1,197                2,122              1,633
                  Securities sold under agreements to repurchase                    3,112                9,139              4,844
                  Other, net                                                       (3,356)              (5,234)             3,910
                                                                               -----------         ------------       ------------

                    CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES                    632               (2,436)             9,110
                                                                               -----------         ------------       ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
           Fixed maturities, available for sale                                   120,875              123,151            123,550
           Fixed maturities, held to maturity                                       4,957                4,466              4,042
           Equity securities, available for sale                                    3,190                2,792              2,572
           Mortgage loans on real estate                                            2,640                4,090              4,299
           Investment real estate                                                     507                1,489              1,842
           Other long-term investments                                              1,219                1,848              5,232
  Payments for the purchase of:
           Fixed maturities, available for sale                                  (120,933)            (126,742)          (129,854)
           Fixed maturities, held to maturity                                      (2,414)              (2,244)            (2,317)
           Equity securities, available for sale                                   (2,779)              (2,547)            (2,461)
           Mortgage loans on real estate                                           (2,595)              (3,719)            (3,305)
           Investment real estate                                                    (483)                 (31)              (241)
           Other long-term investments                                             (1,354)              (1,842)            (4,173)
  Short-term investments                                                           (2,510)               2,145             (2,848)
                                                                               -----------         ------------       ------------

                    CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES                    320                2,856             (3,662)
                                                                               -----------         ------------       ------------


                 See Notes to Consolidated Financial Statements

                                       B4

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN MILLIONS)
-------------------------------------------------------------------------------

                                                                          1999              1998           1997
                                                                     -----------     -------------   ------------
 CASH FLOWS FROM FINANCING ACTIVITIES:
       Policyholders' account deposits                                   6,901             7,052          5,245
       Policyholders' account withdrawals                               (9,835)          (11,332)        (9,873)
       Net increase in short-term debt                                     444             2,422            305
       Proceeds from the issuance of long-term debt                      1,844             1,940            324
       Repayments of long-term debt                                       (919)             (418)          (464)
                                                                     -----------     -------------   ------------

            CASH FLOWS USED IN FINANCING ACTIVITIES                     (1,565)             (336)        (4,463)
                                                                     -----------     -------------   ------------

 NET (DECREASE)/INCREASE IN CASH                                          (613)               84            985

 CASH, BEGINNING OF YEAR                                                 1,943             1,859            874
                                                                     -----------     -------------   ------------

 CASH, END OF YEAR                                                   $   1,330       $     1,943     $    1,859
                                                                     ===========     =============   ============

 SUPPLEMENTAL CASH FLOW INFORMATION:

 Income taxes (received)/paid                                        $    (344)      $       163     $      968
                                                                     -----------     -------------   ------------

 Interest paid                                                       $     824       $       864     $      708
                                                                     -----------     -------------   ------------





                 See Notes to Consolidated Financial Statements

                                       B5

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1.  BUSINESS

    The Prudential Insurance Company of America and its subsidiaries (collectively, "Prudential" or "the Company") provide financial services throughout the United States and in many foreign countries. The Company's businesses provide a full range of insurance, investment, securities and other financial products and services to both retail and institutional customers. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

    DEMUTUALIZATION
    On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly traded stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit demutualization to occur and that specified the process for conversion. Demutualization is a complex process involving the development of a plan of reorganization, approval of the plan by the Company's Board of Directors, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan, and review and approval by the New Jersey Department of Banking and Insurance. The Company's management is in the process of developing a proposed plan of demutualization, although there can be no assurance as to the terms thereof or that the Company's Board of Directors will approve such a plan.

    The Company's management currently anticipates that the Company's proposed plan of demutualization will include the establishment of a new holding company, Prudential, Inc., whose stock will be publicly traded and of which the Company's stock successor will become a direct or indirect wholly-owned subsidiary. The consolidated financial statements of the Company prior to the demutualization will become Prudential, Inc.'s consolidated financial statements upon demutualization. The Company's management also currently intends to propose that a corporate reorganization occur concurrently with the demutualization whereby the stock of various of the Company's subsidiaries (including Prudential Securities Group, the personal lines property-casualty insurance companies and the international insurance companies), the stock of a newly formed subsidiary containing the Company's asset management operations, and certain prepaid pension expense, post-employment benefits and certain other assets will be distributed to Prudential, Inc. If effected, the corporate reorganization can be expected to materially reduce invested assets, net income and total equity of The Prudential Insurance Company of America, which would be an insurance subsidiary of Prudential, Inc. after the corporate reorganization, although it would have no effect on the consolidated assets, net income or total equity of Prudential, Inc. As the terms of the foregoing transactions have not been finalized by the Company or approved by the regulatory authority, it is not currently possible to quantify their financial effect on the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION
    The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital

                                       B6

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). All significant intercompany balances and transactions have been eliminated.

    USE OF ESTIMATES
    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

    INVESTMENTS
    FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

    TRADING ACCOUNT ASSETS AND SECURITIES SOLD BUT NOT YET PURCHASED are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

    EQUITY SECURITIES, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income/(loss)."

    MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

                                       B7

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    INVESTMENT REAL ESTATE held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such.

    Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value.

    Charges relating to real estate held for disposal and impairments of real estate held for investment are included in "Realized investment gains, net." Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

    POLICY LOANS are carried at unpaid principal balances.

    SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

    SECURITIES BORROWED AND SECURITIES LOANED are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

    Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

    OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control and derivatives held for purposes other than trading. Such joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, Prudential's

                                       B8

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to Prudential and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of Prudential's joint venture interests and the resulting gains and losses are included in "Realized investment gains, net."

    SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

    REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net."
    Decreases in the carrying value of investment real estate held for disposal are recorded in "Realized investment gains, net."

    CASH
    Cash includes cash on hand, amounts due from banks, and money market instruments.

    DEFERRED POLICY ACQUISITION COSTS
    The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

    For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed investment yield used in estimating expected gross margins was 7.83% at December 31, 1999. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to the premium income.

    The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that

                                       B9

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    Amounts received as payment for interest-sensitive life contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

    For disability insurance, group life insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

    Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

    FOREIGN CURRENCY TRANSLATION ADJUSTMENTS
    Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the Statements of Financial Position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)," a separate component of equity.

    COMMISSIONS AND OTHER INCOME
    Commissions and other income principally includes securities and commodities commission revenues, asset management fees, investment banking revenue and realized and unrealized gains from trading activities of the Company's securities business.

    DERIVATIVE FINANCIAL INSTRUMENTS
    Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the broker-dealer business and in a limited-purpose subsidiary for trading purposes.

    To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives are evaluated at the inception of the hedge and throughout the hedge period.

    DERIVATIVES HELD FOR TRADING PURPOSES are used by the Company's securities business to meet the needs of customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors

                                       B11
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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    these exposures through the use of various analytical techniques.

    Derivatives held for trading purposes are included at fair value in "Trading account assets," "Other liabilities" or "Broker-dealer related receivables/payables" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

    DERIVATIVES HELD FOR PURPOSES OTHER THAN TRADING are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

    See Note 14 for a discussion of the accounting treatment of derivatives that qualify as hedges. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

    INCOME TAXES
    The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

    Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

    EXTRAORDINARY ITEM - DEMUTUALIZATION EXPENSES, NET OF TAXES
    The Consolidated Statements of Operations reflect extraordinary charges for demutualization expenses of $50 million and $11 million, net of taxes of zero, for the years ended December 31, 1999 and 1998, respectively. Demutualization expenses consist primarily of the cost of engaging independent accounting, actuarial, investment banking, legal and other consultants to advise the Company and the New Jersey Department of Banking and Insurance and the New York Department of Insurance in the demutualization process and related matters. Future demutualization expenses will also include the cost of printing and postage for communications with policyholders.

    NEW ACCOUNTING PRONOUNCEMENTS
    In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative"

                                       B12

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

    SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

    Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement, as amended, as of January 1, 2001 and is currently assessing the effect of the new standard.

    In October 1998, the AICPA issued Statement of Position 98-7, "Deposit
    Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

    RECLASSIFICATIONS
    Certain amounts in prior years have been reclassified to conform to the current year presentation.

3.  DISCONTINUED OPERATIONS

    In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. Included in this transaction were the Company's managed medical care, point of service, preferred provider organization and indemnity health lines, dental business, as well as the Company's Administrative Services Only ("ASO") business. The healthcare business is recorded as a discontinued operation in the accompanying consolidated financial statements, with a measurement date of December 31, 1998.

    Proceeds from the sale were $500 million of cash, $500 million of Aetna three-year senior notes and stock appreciation rights covering one million shares of Aetna common stock, valued at approximately $30 million at the date of closing, with a term of five years and a reference price of $81.81 per Aetna common share. The sale resulted in a loss of $623 million, net of tax. Loss from healthcare operations for 1998 includes results through December 31, 1998 (the measurement date). Amounts within the footnotes have been adjusted, where noted, to eliminate the impact of discontinued operations and to be consistent with the presentation in the Consolidated Statements of Operations.

    The 1998 loss on disposal of $223 million, net of taxes, included anticipated operating losses to be incurred by the healthcare business subsequent to December 31, 1998 (the measurement date) through the expected date of

                                       B13

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.  DISCONTINUED OPERATIONS (continued)

    the sale, as well as estimates of other costs the Company would incur in connection with the disposition of the healthcare business. These include costs attributable to facilities closure and systems terminations, severance and termination benefits, payments to Aetna related to the ASO business and estimated payments in connection with a medical loss ratio agreement covering the fully insured medical and dental business (the "MLR Agreement"). The MLR Agreement provides for payments either to or from Aetna in the event that medical loss ratios (i.e., incurred medical expense divided by earned premiums) for covered businesses are either less favorable or more favorable than levels specified in the MLR Agreement for the years 1999 and 2000. The loss on disposal also included the estimated positive impact of net curtailment gains from expected modifications of certain pension and other postretirement benefit plans in which employees of the healthcare business participate. (See Note 9).

    In 1999 the Company recognized an additional loss on disposal of its healthcare business of $400 million, after related tax benefits. The additional loss resulted primarily from higher than anticipated healthcare operating losses during the 1999 period through the August 6 closing date. The higher losses resulted principally from adverse claims experience and the impact of this experience on the evaluation of the Company's obligation under the MLR Agreement. The pretax operating loss from the healthcare business from January 1, 1999 through August 6, 1999 was $370 million, which exceeded the original estimate of $160 million, recorded within the "Loss on disposal of healthcare operations" in 1998. In addition to the obligations noted above, the Company has retained certain liabilities pertaining to the healthcare business, including all liabilities associated with litigation which existed at August 6, 1999 or commences within two years of that date with respect to claims that were incurred prior to August 6, 1999. Management's best estimate of these costs is included in the loss on disposal. It is possible that additional adjustments to estimates may be necessary which might be material to future results of operations of a particular quarterly or annual period.

    Upon the closing of the sale of the healthcare business, the Company entered into a coinsurance agreement with Aetna. The agreement is 100% indemnity reinsurance on a coinsurance basis for all of the Company's insured medical and dental business in-force upon the completion of the sale of the business on August 6, 1999. The agreement requires the Company to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies are 100% coinsured by Aetna, when issued. The purpose of the agreement is to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential. The operation of the business and the attendant risks, except for the existence of the MLR Agreement as discussed above, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $896 million and $757 million, respectively, for the period from August 6, 1999 through December 31, 1999. Reinsurance recoverable under this agreement, included in other assets, was $500 million at December 31, 1999.

    The following table presents the results and the loss on the disposal of the Company's healthcare business, determined as of the measurement date and subsequently adjusted, which are included in "Discontinued Operations" in the Consolidated Statements of Operations. Amounts for 1997 include revenues and expenses relating to a contract with the American Association of Retired Persons for healthcare and similar coverages which was terminated effective December 31, 1997.

                                       B14

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
3.  DISCONTINUED OPERATIONS (continued)

                                                                                     1999                1998             1997
                                                                                  ----------        -------------    -----------
                                                                                                    (In Millions)
  Revenues                                                                        $       -         $     7,461       $  10,305
  Policyholder benefits                                                                   -              (6,064)         (8,484)
  General and administrative expenses                                                     -              (1,822)         (2,364)
                                                                                  ----------        ------------      ----------
  Loss before income taxes                                                                -                (425)           (543)
  Income tax benefit                                                                      -                 127             190
                                                                                  ----------        ------------      ----------
  Loss from operations                                                                    -                (298)           (353)
  Loss on disposal, net of tax benefits of $240 in 1999 and $131 in 1998               (400)               (223)              -
                                                                                  ----------        ------------      ----------
  Loss from discontinued operations, net of taxes                                 $    (400)        $      (521)      $    (353)
                                                                                  ==========        ============      ==========

                                      B15

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

4.  INVESTMENTS

    FIXED MATURITIES AND EQUITY SECURITIES

    The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:

                                                                       1999
                                              --------------------------------------------------------
                                                               GROSS           GROSS        ESTIMATED
                                                AMORTIZED   UNREALIZED      UNREALIZED         FAIR
                                                   COST       GAINS           LOSSES          VALUE
                                              ------------  ------------   ------------   ------------
                                                                    (In Millions)
FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies   $     5,594   $        36    $       236    $      5,394

Obligations of U.S. states and
  their political subdivisions                      2,437            41            118           2,360

Foreign government bonds                            4,590           140             90           4,640

Corporate securities                               57,503           580          2,431          55,652

Mortgage-backed securities                          6,566            96            135           6,527

Other                                                 125             -              1             124
                                            ------------------------------------------------------------
Total fixed maturities available for sale     $    76,815   $       893    $     3,011    $     74,697
                                            ============================================================
EQUITY SECURITIES AVAILABLE FOR SALE          $     2,531   $       829    $        96    $      3,264
                                            ============================================================

                                                                           1999
                                               --------------------------------------------------------
                                                                GROSS           GROSS        ESTIMATED
                                                 AMORTIZED   UNREALIZED      UNREALIZED         FAIR
                                                    COST       GAINS           LOSSES          VALUE
                                               ------------  ------------   ------------   ------------
                                                                    (In Millions)
FIXED MATURITIES HELD TO MATURITY
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies    $         5   $         -    $          -   $          5

Obligations of U.S. states and
  their political subdivisions                          81             1               3             79

Foreign government bonds                               214            11               1            224

Corporate securities                                13,883           280             408         13,755

Mortgage-backed securities                               1             -               -              1

Other                                                   53             -               5             48
                                             ------------------------------------------------------------
Total fixed maturities held to maturity        $    14,237   $       292    $        417   $     14,112
                                             ============================================================

                                       B16

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

4.  INVESTMENTS (CONTINUED)

                                                                                    1998
                                               -------------------------------------------------------------------------------
                                                                      GROSS                      GROSS            ESTIMATED
                                                 AMORTIZED          UNREALIZED                UNREALIZED            FAIR
                                                   COST               GAINS                     LOSSES              VALUE
                                               --------------     --------------           ---------------      --------------
                                                                                (In Millions)
FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies    $        5,761     $          580           $             9      $        6,332

Obligations of U.S. states and
  their political subdivisions                          2,672                204                         1               2,875

Foreign government bonds                                3,486                258                        59               3,685

Corporate securities                                   57,043              2,540                       546              59,037

Mortgage-backed securities                              7,935                208                        14               8,129

Other                                                     100                  -                         -                 100
                                               -------------------------------------------------------------------------------
TOTAL FIXED MATURITIES AVAILABLE FOR SALE      $       76,997     $        3,790           $           629      $       80,158
                                               ===============================================================================
Equity securities available for sale           $        2,583     $          472           $           296      $        2,759
                                               ===============================================================================


                                                                                    1998
                                               -------------------------------------------------------------------------------
                                                                      GROSS                     GROSS             ESTIMATED
                                                 AMORTIZED          UNREALIZED                UNREALIZED            FAIR
                                                   COST               GAINS                     LOSSES              VALUE
                                               --------------     --------------           ---------------      --------------
                                                                                (In Millions)
FIXED MATURITIES HELD TO MATURITY
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies    $            5     $            -           $             -      $            5

Obligations of U.S. states and
  their political subdivisions                             62                  2                         1                  63

Foreign government bonds                                  216                  8                         1                 223

Corporate securities                                   16,514              1,092                        48              17,558

Mortgage-backed securities                                  1                  -                         -                   1

Other                                                      50                  6                         -                  56

                                               -------------------------------------------------------------------------------
Total fixed maturities held to maturity        $       16,848     $        1,108           $            50      $       17,906
                                               ===============================================================================


                                       B17

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

4.  INVESTMENTS (CONTINUED)

    The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1999, is shown below:

                                                     AVAILABLE FOR SALE                            HELD TO MATURITY
                                           -----------------------------------------   ----------------------------------------
                                                                        ESTIMATED                                 ESTIMATED
                                               AMORTIZED                  FAIR             AMORTIZED                FAIR
                                                 COST                     VALUE               COST                  VALUE
                                           ---------------         -----------------   ------------------    ------------------
                                                         (In Millions)                              (In Millions)
Due in one year or less                    $         3,171         $           3,166   $              671    $              671
Due after one year through five years               18,132                    17,911                4,063                 4,078
Due after five years through ten years              19,249                    18,725                5,449                 5,345
Due after ten years                                 29,697                    28,368                4,053                 4,017
Mortgage-backed securities                           6,566                     6,527                    1                     1
                                           ---------------         -----------------   ------------------    ------------------
     Total                                 $        76,815         $          74,697   $           14,237    $           14,112
                                           ===============         =================   ==================    ==================


    Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

    Proceeds from the repayment of held to maturity fixed maturities during 1999, 1998 and 1997 were $4,957 million, $4,466 million, and $4,042 million, respectively. Gross gains of $73 million, $135 million, and $62 million, and gross losses of $0 million, $2 million, and $1 million were realized on prepayment of held to maturity fixed maturities during 1999, 1998 and 1997, respectively.

    Proceeds from the sale of available for sale fixed maturities during 1999, 1998 and 1997 were $117,547 million, $119,096 million and $120,604 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1999, 1998 and 1997 were $3,328 million, $4,055 million and $2,946 million, respectively. Gross gains of $884 million, $1,765 million and $1,310 million, and gross losses of $1,231 million, $443 million and $639 million were realized on sales and prepayments of available for sale fixed maturities during 1999, 1998 and 1997, respectively.

    Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $266 million, $96 million and $13 million and for equity securities were $205 million, $95 million and $31 million for the years 1999, 1998 and 1997, respectively.

    During the years ended December 31, 1999 and 1998, certain securities classified as held to maturity were either sold or transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized cost of the securities sold or transferred was $230 million in 1999 and $73 million in 1998. Gross unrealized investment losses of $5 million in 1999 and $.4 million in 1998 were recorded in "Accumulated other comprehensive income" at the time of the transfer. Prior to transfer, impairments related to these securities, if any, were included in "Realized investment gains, net." Realized gains on securities sold were $3 million in 1999.

                                       B18

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

4.  INVESTMENTS (CONTINUED)

    MORTGAGE LOANS ON REAL ESTATE
    The Company's mortgage loans were collateralized by the following property types at December 31:

                                     AMOUNT                PERCENTAGE             AMOUNT                 PERCENTAGE
                                 (In Millions)              OF TOTAL           (In Millions)              OF TOTAL
                                                  1999                                           1998
                             -------------------------------------------    ------------------------------------------
Office Buildings             $             3,960                    24.1%   $             4,156                   25.3%
Retail stores                              2,627                    15.9%                 2,866                   17.4%
Residential properties                       662                     4.0%                   716                    4.3%
Apartment complexes                        4,508                    27.3%                 4,179                   25.4%
Industrial buildings                       2,161                    13.1%                 1,971                   12.0%
Agricultural properties                    1,959                    11.9%                 1,936                   11.8%
Other                                        612                     3.7%                   619                    3.8%
                             -------------------       -----------------    -------------------       ----------------
  Subtotal                                16,489                     100%                16,443                    100%
Allowance for losses                        (221)      =================                   (427)      ================
                             -------------------                            -------------------
Net carrying value           $            16,268                            $            16,016
                             ===================                            ===================


    The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (23.4%) and New York (10.1%) at December 31, 1999. Mortgage loans receivable at December 31, 1998 include $87 million from non-consolidated joint ventures.

    Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:

                                                     1999                         1998                       1997
                                           -------------------------     ------------------------    ------------------------
                                                                              (IN MILLIONS)
Allowance for losses, beginning of year    $                     427     $                    450    $                    515
Release of allowance for losses                                 (201)                           -                         (41)
Charge-offs, net of recoveries                                    (5)                         (23)                        (24)
                                           -------------------------     ------------------------    ------------------------
Allowance for losses, end of year          $                     221     $                    427    $                    450
                                           =========================     ========================    ========================


    The $201 million reduction of the mortgage loan allowance for losses in 1999 is primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a decrease in impaired loans.

    Impaired mortgage loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                  1999                                     1998
                                                        -------------------------                -----------------------
                                                                                  (IN MILLIONS)
Impaired mortgage loans with allowance for losses       $                     411                $                   501
Impaired mortgage loans with no allowance for losses                          283                                    572
Allowance for losses, end of year                                             (24)                                   (45)
                                                        -------------------------                -----------------------
Net carrying value of impaired mortgage loans           $                     670                $                 1,028
                                                        =========================                =======================

                                      B19

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

4.  INVESTMENTS (CONTINUED)

    Impaired mortgage loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $884 million, $1,329 million and $2,102 million during 1999, 1998 and 1997, respectively. Net investment income recognized on these loans totaled $55 million, $94 million and $140 million for the years ended December 31, 1999, 1998 and 1997, respectively.

    INVESTMENT REAL ESTATE
    "Investment real estate" of $770 million and $675 million at December 31, 1999 and 1998, respectively, is directly owned. Of the Company's real estate, $293 million and $675 million consists of commercial and agricultural assets held for disposal at December 31, 1999 and 1998, respectively. Impairment losses amounted to $3 million, $8 million and $40 million for the years ended December 31, 1999, 1998 and 1997, respectively, and are included in "Realized investment gains, net."

    RESTRICTED ASSETS AND SPECIAL DEPOSITS
    Assets of $4,463 million and $2,803 million at December 31, 1999 and 1998, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $2,325 million and $3,898 million at December 31, 1999 and 1998, respectively, were held in voluntary trusts. Of these amounts, $1,553 million and $3,131 million at December 31, 1999 and 1998, respectively, related to the multi-state policyholder settlement described in Note 15. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $128 million and $173 million at December 31, 1999 and 1998, respectively, were pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $4,082 million and $2,366 million at December 31, 1999 and 1998, respectively, were included in the Consolidated Statements of Financial Position in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

    OTHER LONG-TERM INVESTMENTS
    The Company's "Other long-term investments" of $4,087 million and $3,474 million as of December 31, 1999 and 1998, respectively, are comprised of $1,212 million and $1,133 million in real estate related interests and $2,875 million and $2,341 million of non-real estate related interests. Net investment income from other long-term investments was $365 million, $311 million and $443 million for 1999, 1998 and 1997, respectively.

                                       B20

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

4.  INVESTMENTS (CONTINUED)

    INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

    NET INVESTMENT INCOME arose from the following sources for the years ended December 31:

                                                        1999                1998               1997
                                                   --------------      --------------     --------------
                                                                        (IN MILLIONS)
Fixed maturities - available for sale              $        5,450      $        5,366     $        5,074
Fixed maturities - held to maturity                         1,217               1,406              1,622
Trading account assets                                        622                 677                504
Equity securities - available for sale                         63                  54                 52
Mortgage loans on real estate                               1,401               1,525              1,555
Investment real estate                                        101                 230                565
Policy loans                                                  448                 410                396
Securities purchased under agreements to resell                25                  18                 15
Broker-dealer related receivables                             976                 836                706
Short-term investments                                        642                 725                697
Other investment income                                       354                 430                535
                                                   --------------      --------------     --------------
Gross investment income                                    11,299              11,677             11,721
Less investment expenses                                   (1,824)             (2,035)            (2,027)
                                                   --------------      --------------     --------------
      Subtotal                                              9,475               9,642              9,694
Less amount relating to discontinued operations               (51)               (107)              (212)
                                                   --------------      --------------     --------------
Net investment income                              $        9,424      $        9,535     $        9,482
                                                   ==============      ==============     ==============

                                       B21

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

4.  INVESTMENTS (CONTINUED)

    REALIZED INVESTMENT GAINS, NET, for the years ended December 31, were from the following sources:

                                                           1999                      1998                    1997
                                                    --------------------      ------------------      ------------------
                                                                                 (In Millions)
Fixed maturities                                    $               (557)     $            1,381      $              684
Equity securities - available for sale                               223                     427                     363
Mortgage loans on real estate                                        209                      22                      68
Investment real estate                                               106                     642                     700
Joint ventures and limited partnerships                              656                     454                     289
Derivatives                                                          305                    (263)                    108
Other                                                                (27)                      8                      (3)
                                                    --------------------      ------------------      ------------------
      Subtotal                                                       915                   2,671                   2,209
Less amount related to discontinued operations                         9                     (30)                    (41)
                                                    --------------------      ------------------      ------------------
Realized investment gains, net                      $                924      $            2,641      $            2,168
                                                    ====================      ==================      ==================


    The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Other long-term investments," amounting to $114 million, $177 million and $56 million in 1999, 1998 and 1997, respectively.

    Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1999 included in fixed maturities available for sale, mortgage loans on real estate and other long-term investments totaled $15 million, $25 million and $1 million, respectively.

    NET UNREALIZED INVESTMENT GAINS/LOSSES
    Net unrealized investment gains on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid including in "Other comprehensive income/(loss)" those items that are included as part of "Net income" for a period that also had been part of "Other comprehensive income/(loss)" in earlier periods. The amounts for the years ended December 31, are as follows:

                                       B22

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

4.  INVESTMENTS (CONTINUED)


                                                                                                                   Accumulated
                                                                                                                      other
                                                          IMPACT OF UNREALIZED INVESTMENT GAINS (LOSSES) ON:      comprehensive
                                                          --------------------------------------------------      income/(loss)
                                                            Deferred                                             related to net
                                         Unrealized         policy          Future             Deferred            unrealized
                                      gains(losses) on    acquisition       policy            income tax           investment
                                        investments          costs         benefits       (liability)benefit      gains (losses)
                                       -------------      -----------    -----------      ------------------     ----------------
                                                                        (In Millions)
Balance, December 31, 1996             $       2,527      $      (193)   $      (573)      $           (625)     $          1,136

Net investment gains (losses) on
investments arising during the
period                                         2,667                -              -                   (961)                1,706

Reclassification adjustment for
gains included in net income                    (986)               -              -                    355                  (631)

Impact of net unrealized investment                -             (154)             -                     55                   (99)
gains on deferred policy acquisition
costs

Impact of net unrealized investment                -                -           (563)                   203                  (360)
gains on future policy benefits
                                       -------------      -----------    -----------      ------------------     ----------------
Balance, December 31, 1997                     4,208             (347)        (1,136)                  (973)                1,752

Net investment gains (losses) on
investments arising during the
period                                           804                -              -                   (282)                  522

Reclassification adjustment for
gains included in net income                  (1,675)               -              -                    588                (1,087)

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                              -               98              -                    (36)                   62

Impact of net unrealized investment
gains on future policy benefits                    -                -             38                    (15)                   23
                                       -------------      -----------    -----------      ------------------     ----------------
Balance, December 31, 1998                     3,337             (249)        (1,098)                  (718)                1,272

Net investment gains (losses) on
investments arising during the
period                                        (5,089)               -              -                  1,845                (3,244)

Reclassification adjustment for
gains included in net income                     404                -              -                   (146)                  258

Impact of net unrealized investment
losses on deferred policy acquisition              -              566              -                   (213)                  353
costs

Impact of net unrealized investment
losses on future policy benefits                   -                -          1,095                   (394)                  701
                                       -------------      -----------    -----------      ------------------     ----------------
Balance, December 31, 1999             $      (1,348)     $       317    $        (3)       $           374      $           (660)
                                       =============      ===========    ===========      ==================     ================

                                       B23

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

4.  INVESTMENTS (CONTINUED)

    The table below presents unrealized gains (losses) on investments by asset class:

                                                                   As of December 31,
                                                   1999                    1998                   1997
                                           ------------------      ------------------     ------------------
                                                                     (In Millions)
Fixed maturities                           $           (2,118)     $            3,161     $            3,774
Equity securities                                         733                     176                    434
Other long-term investments                                37                       -                      -
                                           ------------------      ------------------     ------------------
Unrealized gains (losses) on investments   $           (1,348)     $            3,337     $            4,208
                                           ==================      ==================     ==================

5.  DEFERRED POLICY ACQUISITION COSTS

    The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                  1999                 1998                   1997
                                                           ------------------     -----------------      ------------------
                                                                                    (In Millions)
Balance, beginning of year                                 $            6,462     $           6,083      $            6,095
Capitalization of commissions, sales and issue expenses                 1,333                 1,313                   1,409
Amortization                                                           (1,155)               (1,139)                 (1,176)
Change in unrealized investment gains                                     566                    98                    (154)
Foreign currency translation                                              118                   107                     (91)
                                                           ------------------     -----------------      ------------------
Balance, end of year                                       $            7,324     $           6,462      $            6,083
                                                           ==================     =================      ==================

6.  POLICYHOLDERS' LIABILITIES

    FUTURE POLICY BENEFITS at December 31, are as follows:

                                      1999                  1998
                                  ------------          -----------
                                           (In Millions)
Life insurance                    $     51,667          $    48,981
Annuities                               14,138               15,360
Other contract liabilities               2,264                2,718
                                  ------------          -----------
Total future policy benefits      $     68,069          $    67,059
                                  ============          ===========

    The majority of the Company's participating insurance is in its domestic individual life insurance business. Participating insurance represented approximately 90% of domestic individual life insurance inforce and approximately 90% of domestic individual life insurance premiums for 1999, 1998 and 1997. Revenues and expenses of this business come directly from the underlying policies and supporting assets.

                                       B24

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

6.  POLICYHOLDERS' LIABILITIES (CONTINUED)

    Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves and certain health benefits. Annuity liabilities include reserves for immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

    The following table highlights the key assumptions generally utilized in calculating these reserves:

         PRODUCT                       MORTALITY                  INTEREST RATE          ESTIMATION METHOD
--------------------------      -------------------------         -------------       ------------------------
Life insurance                  Generally, rates                  2.5% to 11.5%       Net level premium
                                guaranteed in calculating                             based on non-forfeiture
                                cash surrender values                                 interest rate

Individual annuities            1971 and 1983 Individual          3.5% to 13.4%       Present value of
                                Annuity Mortality                                     expected future payments
                                Tables with certain                                   based on historical
                                modifications                                         experience

Group annuities                 1950 and 1971 Group               3.8% to 17.3%       Present value of
                                Annuity Mortality                                     expected future payments
                                Tables with certain                                   based on historical
                                modifications                                         experience

Other contract liabilities                                        2.5% to 11.5%       Present value of
                                                                                      expected future payments
                                                                                      based on historical
                                                                                      experience


    Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional and non-participating annuities, and for certain individual health policies. Liabilities of $1,930 million and $1,844 million is included in "Future policy benefits" with respect to these deficiencies at December 31, 1999 and 1998, respectively.

    POLICYHOLDERS' ACCOUNT BALANCES at December 31, are as follows:

                                                                         1999                   1998
                                                                    -------------          --------------
                                                                              (In Millions)
Individual annuities                                                $       4,612          $        4,997
Group annuities                                                             2,176                   2,362
Guaranteed investment contracts and guaranteed interest accounts           13,429                  14,408
Interest-sensitive life contracts                                           3,607                   3,566
Dividend accumulations and other                                            7,754                   7,765
                                                                    -------------          --------------
Policyholders' account balances                                     $      31,578          $       33,098
                                                                    =============          ==============


                                       B25

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

6.  POLICYHOLDERS' LIABILITIES (CONTINUED)

    Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

    Certain contract provisions that determine the policyholder account balances are as follows:

                                                                                   WITHDRAWAL/
             PRODUCT                       INTEREST RATE                        SURRENDER CHARGES
-----------------------------------        -------------                -----------------------------------
Individual annuities                       3.0% to 11.3%                0% to 8% for up to 8 years

Group annuities                            2.0% to 13.9%                Contractually limited or subject
                                                                        to market value adjustment

Guaranteed investment contracts and        3.9% to 15.4%                Generally, subject to market value
Guaranteed interest accounts                                            withdrawal provisions for any funds
                                                                        withdrawn other than for benefit
                                                                        responsive and contractual payments

Interest-sensitive life contracts          2.0% to 6.0%                 Various up to 10 years

Dividend accumulations and other           3.0% to 7.0%                 Withdrawal or surrender
                                                                        contractually limited or subject
                                                                        to market value adjustment

                                       B26

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

6.  POLICYHOLDERS' LIABILITIES (CONTINUED)

    UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's personal lines automobile and homeowner's business, as well as the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                                  1999                              1998                          1997
                                    --------------------------------   ----------------------------   ----------------------------
                                      Accident          Property         Accident        Property       Accident        Property
                                     and Health       and Casualty       and Health    and Casualty    and Health     and Casualty
                                    ------------    ----------------   -------------   ------------   -------------   ------------
                                                                                (In Millions)
Balance at January 1                $      1,090    $          2,716   $       1,857   $      2,956   $       1,932   $     3,076
Less reinsurance recoverables, net            52                 533             810            535              10           553
                                    ------------    ----------------   -------------   ------------   -------------   ------------
Net balance at January 1                   1,038               2,183           1,047          2,421           1,922         2,523
                                    ------------    ----------------   -------------   ------------   -------------   ------------
Incurred related to:
   Current year                            4,110               1,249           6,132          1,314           8,379         1,484
   Prior years                               (72)                (54)            (15)          (154)             63           (50)
                                    ------------    ----------------   -------------   ------------   -------------   ------------
Total incurred                             4,038               1,195           6,117          1,160           8,442         1,434
                                    ------------    ----------------   -------------   ------------   -------------   ------------
Paid related to:
   Current year                            3,397                 700           5,287            717           6,673           739
   Prior years                               672                 720             839            681           1,842           797
                                    ------------    ----------------   -------------   ------------   -------------   ------------
Total paid                                 4,069               1,420           6,126          1,398           8,515         1,536
                                    ------------    ----------------   -------------   ------------   -------------   ------------
  Disposal of healthcare business
    (See Note 3)                            (965)                  -               -              -               -             -
                                    ------------    ----------------   -------------   ------------   -------------   ------------
Net balance at December 31                    42               1,958           1,038          2,183           1,849         2,421
Plus reinsurance recoverables, net           378                 451              52            533               8           535
                                    ------------    ----------------   -------------   ------------   -------------   ------------
Balance at December 31              $        420    $          2,409   $       1,090   $      2,716   $       1,857   $     2,956
                                    ============    ================   =============   ============   =============   ===========

    The Accident and Health reinsurance recoverable balance at December 31, 1999 includes $371 million attributable to the Company's discontinued healthcare business. The Accident and Health balance at December 31, 1998 and 1997 includes amounts attributable to the Company's discontinued healthcare business of $1,026 million and $1,693 million, respectively.

    The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and Health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

    In 1999, 1998 and 1997, the amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business.

    The amounts incurred for claims and claim adjustment expense for Accident and Health related to prior years are primarily due to factors including changes in claim cost trends and an accelerated decline in the indemnity health business.


                                       B27

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

7.  REINSURANCE

    The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property-casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

    The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.


    Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

                                           1999                 1998                  1997
                                        ---------            -----------            ---------
                                                             (In Millions)
Direct premiums                          $   10,068            $   9,637            $   9,667
     Reinsurance assumed                         66                   65                   64
     Reinsurance ceded                         (659)                (678)                (716)
                                        -----------             --------            ---------
Premiums                                 $    9,475            $   9,024            $   9,015
                                        ===========             =========            =========
Policyholders' benefits ceded            $      483            $     510            $     530
                                        ===========             =========            =========

    Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                             1999                1998
                                          --------              -------
                                                    (In Millions)

Life insurance                           $      576            $     620
Property-casualty                               473                  564
Other reinsurance                                90                   92
                                         ----------             --------
                                         $    1,139            $   1,276
                                         ==========            ==========

    Two major reinsurance companies account for approximately 58% of the reinsurance recoverable at December 31, 1999. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.


                                      B28

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT

    Debt consists of the following at December 31:


       SHORT-TERM DEBT

                                             1999                1998
                                           --------            ---------
                                                  (In Millions)

    Commercial paper (b)                 $    7,506            $   7,057
    Notes payable                             2,598                2,164
    Current portion of long-term debt           754                  861
                                         ----------             --------
    TOTAL SHORT-TERM DEBT                $   10,858            $  10,082
                                         ==========            =========

    The weighted average interest rate on outstanding short-term debt was approximately 5.2% and 5.4% at December 31, 1999 and 1998, respectively.


    LONG-TERM DEBT

    DESCRIPTION                            MATURITY DATES          RATE            1999             1998
    ------------                          ----------------     -------------    ---------      ------------
                                                                                      (In Millions)

    Fixed rate notes                         2000 - 2023       .50% - 12.28%    $  1,161         $  1,480
    Floating rate notes ("FRN")              2000 - 2003           (a)               865              767
    Surplus notes                            2003 - 2025      6.875% - 8.30%         987              987
    Commercial paper backed by long-term
    credit agreement (b)                                                           2,500            1,500
                                                                                --------         ---------
    Total long-term debt                                                       $   5,513         $  4,734

    (a) Floating interest rates are generally based on such rates as LIBOR, Constant Maturity Treasury, or the Federal Funds Rate. Interest on the FRN's ranged from 6.17% to 14.00% for 1999 and 1998, respectively. Included in the floating rate notes are equity indexed instruments. The Company issued an S&P 500 index linked note of $29 million in September of 1997. The interest rate on the note is based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 1999 and 1998, the rate was 14%. Excluding this note, floating interest rates ranged from 6.17% to 9.54% for 1999 and 4.04% to 7.9% for 1998.

    (b) At December 31, 1999 and 1998, the Company classified $2.5 billion and $1.5 billion, respectively, of its commercial paper as long-term debt. This classification is supported by long-term syndicated credit line agreements. The Company has the ability and intent to use these agreements, if necessary, to refinance commercial paper on a long-term basis.


                                       B29

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

8.  SHORT-TERM AND LONG-TERM DEBT (continued)

    The following table summarizes the Company's use of the proceeds from issuing long-term debt:


                                           1999                   1998
                                         ---------             ---------
                                                  (In Millions)
    Corporate                            $    1,782            $   1,917
    Investment related                        1,121                  751
    Securities business related               2,610                2,066
                                         ----------             --------
         Total long-term debt            $    5,513            $   4,734
                                         ==========            =========

    The net proceeds from the issuance of the Company's long-term debt may be used for general corporate purposes. This includes investing in equity and debt securities of subsidiaries, advancing funds to its subsidiaries for liquidity and operational purposes, and supporting liquidity of the Company's other businesses.

    Investment related long-term debt consists of debt issued to finance specific investment assets or portfolios of investment assets including real estate, institutional spread lending investment portfolios and real estate related investments held in consolidated joint ventures.

    Securities business related long-term debt consists of debt issued to finance primarily the liquidity of the Company's securities business. Loans made by the Company to its securities subsidiaries using the proceeds from the Company's issuance of long-term debt may be made on a long-term, short-term, or subordinated basis, depending on the particular requirements of its securities business.

    Payment of interest and principal on the surplus notes issued after 1993, of which $688 million were outstanding at December 31, 1999 and 1998, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

    In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.

     SCHEDULED PRINCIPAL REPAYMENT OF LONG-TERM DEBT            (In Millions)
                   2001                                         $       738
                   2002                                               1,942
                   2003                                                 459
                   2004                                               1,334
                   2005                                                  58
           2006 and thereafter                                          982
                                                                ------------
                  TOTAL                                        $      5,513
                                                               =============


    At December 31, 1999, the Company had $9,934 million in lines of credit from numerous financial institutions of which $7,947 million were unused. These lines of credit generally have terms ranging from one to five years.

    The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. A portion of commercial

                                      B30

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 ---------------------------------------------------------------------------

8.  SHORT-TERM AND LONG-TERM DEBT (continued)

    paper borrowings are supported by various lines of credit referred to above. At December 31, 1999 and 1998, the weighted average maturity of commercial paper outstanding was 23 and 21 days, respectively.

    Interest expense for short-term and long-term debt is $863 million, $920 million, and $743 million for the years ended December 31, 1999, 1998 and 1997, respectively. Securities business related interest expense of $254 million, $288 million, and $248 million in 1999, 1998 and 1997, respectively, is included in "Net investment income."


9.  EMPLOYEE BENEFIT PLANS

    PENSION AND OTHER POSTRETIREMENT PLANS
    The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

    The Company provides certain life insurance and healthcare benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory.

    Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

    The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

    Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

                                      B31

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

9.     EMPLOYEE BENEFIT PLANS (CONTINUED)

                                                                                                           OTHER
                                                                      PENSION BENEFITS             POSTRETIREMENT BENEFITS
                                                            ------------------------------  --------------------------------
                                                                    1999           1998             1999             1998
                                                            --------------- --------------  ---------------   --------------
                                                                                      (In Millions)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at the beginning of period                $     (6,309)   $    (5,557)    $     (2,213)     $    (2,128)
Service cost                                                         (193)          (159)             (39)             (35)
Interest cost                                                        (410)          (397)            (141)            (142)
Plan participants' contributions                                        -              -               (6)              (6)
Amendments                                                             (2)           (58)              (2)               -
Actuarial gains (losses)                                              974           (600)             312              (31)
Contractual termination benefits                                      (53)           (30)               -                -
Special termination benefits                                          (51)             -               (2)               -
Curtailment                                                           206              -               43                -
Benefits paid                                                         408            485              108              128
Foreign currency changes                                                -              7               (1)               1
                                                            --------------- --------------  ---------------   --------------
Benefit obligation at end of period                          $     (5,430)   $    (6,309)    $     (1,941)     $    (2,213)
                                                            =============== ==============  ===============   ==============

CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of period             $      8,427    $     8,489     $      1,422      $     1,354
Actual return on plan assets                                        1,442            445              213              146
Transfer to third party                                               (14)            (4)               -                -
Contribution from pension plan                                          -              -                -               31
Employer contributions                                                 21             25               15               13
Plan participants' contributions                                        -              -                6                6
Withdrawal under IRS Section 420                                        -            (36)               -                -
Benefits paid                                                        (408)          (485)            (108)            (128)
Foreign currency changes                                                -             (7)               -                -
                                                            --------------- --------------  ---------------   --------------
Fair value of plan assets at end of period                   $      9,468    $     8,427     $      1,548      $     1,422
                                                            =============== ==============  ===============   ==============

FUNDED STATUS:
Funded status at end of period                               $      4,038    $     2,118     $       (393)     $      (791)
Unrecognized transition (asset) liability                            (448)          (554)             462              660
Unrecognized prior service cost                                       225            335                2                -
Unrecognized actuarial net (gain)                                  (2,514)          (813)            (746)            (353)
Effects of fourth quarter activity                                     (3)            (9)               -                2
                                                            --------------- --------------  ---------------   --------------
Net amount recognized                                        $      1,298    $     1,077     $       (675)     $      (482)
                                                            =============== ==============  ===============   ==============

AMOUNTS RECOGNIZED IN THE STATEMENTS OF
FINANCIAL POSITION CONSIST OF:
Prepaid benefit cost                                         $     1,601     $     1,348     $          -      $         -
Accrued benefit liability                                           (316)           (287)            (675)            (482)
Intangible asset                                                       6               7                -                -
Accumulated other comprehensive income                                 7               9                -                -
                                                            --------------- --------------  ---------------   --------------
Net amount recognized                                        $     1,298     $     1,077     $       (675)     $      (482)
                                                            =============== ==============  ===============   ==============

                                       B32

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

9.     EMPLOYEE BENEFIT PLANS (CONTINUED)

       The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $401 million, $309 million and $0, respectively, as of September 30, 1999 and $384 million, $284 million and $0, respectively, as of September 30, 1998.

       The effects of fourth quarter activity are summarized as follows:

                                                                                   OTHER
                                             PENSION BENEFITS               POSTRETIREMENT BENEFITS
                                       -------------------------------------------------------------
                                          1999            1998            1999              1998
                                       ----------     -----------     ------------      ------------
                                                              (In Millions)
Contractual termination benefits        $    (9)       $    (14)       $        -        $        -
Employer contributions                        6               5                 -                 2
                                       ----------     -----------     ------------      ------------
Effects of 4th quarter activity         $    (3)       $     (9)       $        -        $        2
                                       ==========     ===========     ============      ============

       Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,534 million and $5,926 million are included in Separate Account assets and liabilities at September 30, 1999 and 1998, respectively.

       Other postretirement plan assets consist of group and individual life insurance policies, group life and health contracts, common stocks, corporate debt securities, U.S. government securities and short-term investments. During 1999 the assets of group life and health contracts were transferred into common stocks, debt securities and short-term investments. Plan assets include $434 million and $1,018 million of Company insurance policies and contracts at September 30, 1999 and 1998, respectively.

       The Prudential Plan was amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits that follow.

                                       B33

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

9.     EMPLOYEE BENEFIT PLANS (CONTINUED)

       Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:

                                                                   PENSION BENEFITS                 OTHER POSTRETIREMENT BENEFITS
                                                        ----------------------------------------------------------------------------
                                                            1999         1998          1997         1999         1998        1997
                                                        ----------   -----------    ----------   ----------   ----------  ----------
                                                                                         (In Millions)
COMPONENTS OF NET PERIODIC BENEFITS
COSTS:
Service cost                                             $   193      $    159       $   127      $    39      $    35     $    38
Interest cost                                                410           397           376          141          142         149
Expected return on plan assets                              (724)         (674)         (617)        (121)        (119)        (87)
Amortization of transition amount                           (106)         (106)         (106)          47           47          50
Amortization of prior service cost                            45            45            42            -            -           -
Amortization of actuarial net (gain) loss                      4             1             -          (10)         (13)        (13)
Special termination benefits                                  51             -             -            2            -           -
Curtailment (gain) loss                                     (122)            5             -          108            -           -
Contractual termination benefits                              48            14            30            -            -           -
                                                        ----------   -----------    ----------   ----------   ----------  ----------
       Subtotal                                             (201)         (159)         (148)         206           92         137
Less amounts related to discontinued operations               84            25             -         (130)         (34)        (38)
                                                        ----------   -----------    ----------   ----------   ----------  ----------
Net periodic (benefit) cost                              $  (117)     $   (134)      $  (148)     $    76      $    58     $    99
                                                        ==========   ===========    ==========   ==========   ==========  ==========

       Discontinued operations amounts for 1998 and 1997 were included in loss from healthcare operations. The 1999 amounts were included in loss on disposal of healthcare operations. See Note 3 for discussion of the disposal of the Company's healthcare business. Discontinued operations for pension benefits in 1999 includes $122 million of curtailment gains and $51 million of special termination benefit costs. Discontinued operations for postretirement benefits in 1999 includes $108 million of curtailment losses and $2 million of special termination benefit costs.

       The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:

                                                             PENSION BENEFITS            OTHER POSTRETIREMENT BENEFITS
                                                     ------------------------------------------------------------------------
                                                      1999        1998        1997        1999         1998           1997
                                                     ------      ------      ------      ------       ------         ------

WEIGHTED-AVERAGE ASSUMPTIONS:
Discount rate (beginning of period)                    6.50%       7.25%      7.75%     6.50%         7.25%         7.75%
Discount rate (end of period)                          7.75%       6.50%      7.25%     7.75%         6.50%         7.25%
Rate of increase in compensation                       4.50%       4.50%      4.50%     4.50%         4.50%         4.50%
      levels (beginning of period)
Rate of increase in compensation                       4.50%       4.50%      4.50%     4.50%         4.50%         4.50%
      levels (end of period)
Expected return on plan assets                         9.50%       9.50%      9.50%     9.00%         9.00%         9.00%
Health care cost trend rates                              -           -           -  7.50 - 9.80%  7.80 - 11.00%  8.20 - 11.80%
Ultimate health care cost trend rate after gradual        -           -           -     5.00%         5.00%         5.00%
   decrease until 2006

                                       B34

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (CONTINUED)

    Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                                                    OTHER
                                                                           POSTRETIREMENT BENEFITS
                                                                       ------------------------------
                                                                                     1999
                                                                                -------------
                                                                                (In Millions)
    ONE PERCENTAGE POINT INCREASE
    Increase in total service and interest costs                                 $          25
    Increase in postretirement benefit obligation                                          200

    ONE PERCENTAGE POINT DECREASE
    Decrease in total service and interest costs                                 $          20
    Decrease in postretirement benefit obligation                                          167

    POSTEMPLOYMENT BENEFITS
    The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1999 and 1998 was $157 million and $135 million, respectively, and is included in "Other liabilities."

    OTHER EMPLOYEE BENEFITS
    The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                                         401(k) COMPANY MATCH
                                                                       --------------------------------------------------------
                                                                          1999                    1998                  1997
                                                                       -----------           -------------        -------------
                                                                                             (In Millions)
     Company match                                                     $       60            $          54        $         63
     Less amounts related to discontinued operations                           (8)                     (14)                (16)
                                                                       -----------           --------------       -------------
      401(k) Company match included in
           general and administrative expenses                         $       52            $          40        $         47
                                                                       ===========           ==============       =============

Discontinued operations amount for 1998 and 1997 were included in loss from healthcare operations. The 1999 amount was included in loss on disposal of healthcare operations.


                                      B35

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
------------------------------------------------------------------------------

10. INCOME TAXES

    The components of income tax expense for the years ended December 31, were as follows:

                                                                       1999                  1998                  1997
                                                                   -------------        --------------       ---------------
                                                                                         (In Millions)

         Current tax expense (benefit):
                    U.S.                                           $       614          $        883          $         (14)
                    State and local                                         84                    54                     51
                    Foreign                                                 (8)                  148                     64
                                                                   ------------         -------------        --------------
                    Total                                                  690                 1,085                    101

         Deferred tax expense (benefit):
                    U.S.                                                   206                   (93)                   269
                    State and local                                         44                    (6)                     4
                    Foreign                                                102                   (16)                    33
                                                                   ------------         -------------        --------------
                    Total                                                  352                  (115)                   306

         Total income tax expense                                  $     1,042          $        970          $         407
                                                                   ============         =============        ==============

        Income from continuing operations before income taxes and extraordinary item, for the years ended December 31, was as follows:

                                                                       1999                  1998                  1997
                                                                  -------------        --------------        --------------
                                                                                         (In Millions)

         Domestic                                                  $      1,989         $      2,384          $       1,039
         International                                                      316                  224                    331
                                                                   ------------         -------------        --------------
         Total income from continuing operations
                before income taxes and extraordinary item         $      2,305         $      2,608          $       1,370
                                                                   ============         =============        ==============


        The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:


                                                                      1999                   1998                  1997
                                                                  -------------        --------------       ---------------
                                                                                         (In Millions)

         Expected federal income tax expense                       $        807         $        913          $         480
         Equity tax (benefit)                                               190                   75                    (65)
         State and local income taxes                                        83                   31                     37
         Tax-exempt interest and dividend received                          (63)                 (46)                   (67)
                deduction
         Other                                                               25                   (3)                    22
                                                                   ------------         -------------        --------------

         Total income tax expense                                  $      1,042         $        970          $         407
                                                                   ============         =============        ==============



                                      B36

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
------------------------------------------------------------------------------

10. INCOME TAXES (CONTINUED)

    Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                                                 1999                1998
                                                                            ------------        ------------
                                                                                       (In Millions)
         Deferred tax assets
           Insurance reserves                                               $      1,582        $     1,807
           Net unrealized investment(gains)/losses                                  474             (1,225)
           Policyholder dividends                                                    277                265
           Net operating loss carryforwards                                          280                276
           Litigation related reserves                                                61                 87
           Employee benefits                                                          32                 63
           Other                                                                       -                135
                                                                            ------------        ------------

           Deferred tax assets before valuation allowance                          2,706              1,408
           Valuation allowance                                                       (24)               (13)
                                                                            ------------        ------------
           Deferred tax assets after valuation allowance                           2,682              1,395
                                                                            ------------        ------------

         Deferred tax liabilities
           Deferred policy acquisition cost                                        1,942              1,697
           Investments                                                               284                151
           Depreciation                                                               59                 64
                                                                            ------------        ------------
           Deferred tax liabilities                                                2,285              1,912
                                                                            ------------        ------------

         Net defered tax asset/(liability)                                  $        397        $      (517)
                                                                            ============        ============

    Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1999 and 1998, respectively, the Company had federal life net operating loss carryforwards of $660 million and $540 million, which expire in 2012. At December 31, 1999 and 1998, respectively, the Company had state operating loss carryforwards for tax purposes approximating $570 million and $1,278 million, which expire between 2000 and 2019.

    Deferred taxes are not provided on the undistributed earnings of foreign subsidiaries (considered to be permanent investments), which at December 31, 1999 were $521 million. Determining the tax liability that would arise if these earnings were remitted is not practical.

    The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has begun their examination of the years 1993 through 1995.

                                      B37

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
------------------------------------------------------------------------------

11. STATUTORY NET INCOME AND SURPLUS

    RECONCILIATION OF STATUTORY NET INCOME AND SURPLUS
    Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net income and surplus as of and for the years ended December 31, 1999, 1998, and 1997, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                                           1999                  1998                 1997
                                                                        ------------        --------------        -------------
                                                                                             (In Millions)
      STATUTORY NET INCOME                                              $       333         $       1,247        $      1,471

      Adjustments to reconcile to net income on a GAAP basis:
               Insurance revenues and expenses                                  136                  (117)                 12
               Income taxes                                                     436                   128                 601
               Valuation of investments                                         (27)                 (143)                (62)
               Realized investment gains                                         73                 1,162                 702
               Litigation and other reserves                                   (102)               (1,150)             (1,975)
               Discontinued operations and other, net                           (36)                  (21)               (139)
                                                                       -------------        --------------         -------------

      GAAP NET INCOME                                                   $       813         $       1,106        $        610
                                                                       =============        ==============         =============


                                                                           1999                    1998
                                                                        ------------        --------------
                                                                                  (In Millions)
      STATUTORY SURPLUS                                                 $     9,249         $       8,536

      Adjustments to reconcile to equity on a GAAP basis:
               Deferred policy acquisition costs                              7,295                 6,462
               Valuation of investments                                       2,909                 8,358
               Future policy benefits and policyholder
                 account balances                                            (1,544)               (2,621)
               Non-admitted assets                                            2,069                 2,119
               Income taxes                                                     522                  (576)
               Surplus notes                                                   (987)                 (987)
               Discontinued operations and other, net                          (222)                 (896)
                                                                       -------------        --------------
      GAAP EQUITY                                                       $    19,291         $      20,395
                                                                       =============        ==============

    The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.

                                      B38

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

12. OPERATING LEASES

    The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1999, future minimum lease payments under non-cancelable operating leases are, as follows:

                                                   (In Millions)
            2000                                   $       294
            2001                                           265
            2002                                           217
            2003                                           178
            2004                                           147
            Remaining years after 2004                     776
                                                   -----------
            Total                                  $     1,877
                                                   ===========

    Rental expense incurred for the years ended December 31, 1999, 1998 and 1997 was $278 million, $320 million and $352 million, respectively, excluding expenses relating to the Company's healthcare business.

13. FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying values approximate estimated fair values).

    FIXED MATURITIES AND EQUITY SECURITIES
    Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

    MORTGAGE LOANS ON REAL ESTATE
    The estimated fair value of mortgage loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality mortgage.

    POLICY LOANS
    The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.



                                       B39

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

    DERIVATIVE FINANCIAL INSTRUMENTS
    Refer to Note 14 for the disclosure of fair values on these instruments.

    INVESTMENT CONTRACTS
    For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

    DEBT
    The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.



                                       B40

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

    The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                                            1999                              1998
                                                                  CARRYING       ESTIMATED          CARRYING        ESTIMATED
                                                                   AMOUNT        FAIR VALUE          AMOUNT        FAIR VALUE
                                                              --------------   -------------     -------------  --------------
                                                                                         (In Millions)
    FINANCIAL ASSETS:
    Other than trading:
    ------------------
    Fixed maturities:
          Available for sale                                  $      74,697     $     74,697     $     80,158    $     80,158
          Held to maturity                                           14,237           14,112           16,848          17,906
    Equity securities                                                 3,264            3,264            2,759           2,759
    Mortgage loans on real estate                                    16,268           15,826           16,016          16,785
    Policy loans                                                      7,590            7,462            7,476           8,123
    Securities purchased under agreements to resell                       -                -            1,737           1,737
    Short-term investments                                           12,303           12,303            9,781           9,781
    Mortgage securitization inventory                                   803              803              480             480
    Cash                                                              1,330            1,330            1,943           1,943
    Restricted cash and securities                                    4,082            4,082            2,366           2,366
    Separate Account assets                                          82,131           82,131           80,931          80,931

    Trading:
    -------
    Trading account assets                                    $       9,741     $      9,741     $      8,888    $      8,888
    Broker-dealer related receivables                                11,346           11,346           10,142          10,142
    Securities purchased under agreements to resell                  13,944           13,944            8,515           8,515
    Cash collateral for borrowed securities                           7,124            7,124            5,622           5,622

    FINANCIAL LIABILITIES:
    Other than trading:
    ------------------
    Investment contracts                                      $      25,164     $     25,352     $     26,246    $     27,051
    Securities sold under agreements to repurchase                    4,260            4,260            7,085           7,085
    Cash collateral for loaned securities                             2,582            2,582            2,450           2,450
    Short-term and long-term debt                                    16,371           16,563           14,816          15,084
    Securities sold but not yet purchased                                 -                -            2,215           2,215
    Separate Account liabilities                                     82,131           82,131           80,931          80,931

    Trading:
    -------
    Broker-dealer related payables                            $       5,839     $      5,839     $      6,530    $      6,530
    Securities sold under agreements to repurchase                   20,338           20,338           14,401          14,401
    Cash collateral for loaned securities                             8,193            8,189            4,682           4,682
    Securities sold but not yet purchased                             6,968            6,968            3,556           3,556

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    INTEREST RATE SWAPS
    The Company uses interest rate swaps to reduce market risks from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements, discounted at the applicable zero coupon U.S. Treasury rate and swap spread.

    If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

    FUTURES AND OPTIONS
    The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

    In exchange-traded futures transactions, the Company purchases or sells contracts, the value of which are determined by the value of designated classes of Treasury securities, and posts variation margins on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

    If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The gains and losses associated with anticipatory transactions are not material.



                                       B42

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

    When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

    CURRENCY DERIVATIVES
    The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the U.S. dollar.

    Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of a specified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

    If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated other comprehensive income." If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment gains, net."

    FORWARDS
    The Company uses forwards to manage market risks relating to interest rates and commodities. Additionally, in connection with the Company's investment banking activities, the Company trades in mortgage backed securities forward contracts. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

    If the forwards are effective as hedges, gains or losses are recorded in "Accumulated other comprehensive income." If forwards do not meet hedge accounting criteria, gains or losses from those forwards are recognized in current period earnings.

    The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1999 and 1998. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.



                                       B43

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                        DERIVATIVE FINANCIAL INSTRUMENTS
                                DECEMBER 31, 1999
                                  (IN MILLIONS)

                                             TRADING                OTHER THAN TRADING
                                     -------------------------   -------------------------
                                                                     HEDGE ACCOUNTING
                                                                 -------------------------
                                                    ESTIMATED                  ESTIMATED
                                      NOTIONAL     FAIR VALUE     NOTIONAL     FAIR VALUE
                                     ----------   ------------   ----------   ------------
    SWAP INSTRUMENTS
           Interest rate
                   Asset              $ 7,116       $   151       $     -       $     -
                   Liability            6,490           137             -             -

           Currency
                   Asset                   24            45           343            30
                   Liability               77            51           369            33

           Equity and commodity
                   Asset                    8             9             -             -
                   Liability                8             5             -             -

    FORWARD CONTRACTS
           Interest rate
                   Asset               14,837           105             -             -
                   Liability           12,459            84             -             -

           Currency
                   Asset               11,181           275            54             2
                   Liability           10,377           247           841            16

           Equity and commodity
                   Asset                1,664            68             -             -
                   Liability            1,592            60             -             -

    FUTURES CONTRACTS
           Interest rate
                   Asset                2,374             2             -             -
                   Liability            3,017             3             -             -

           Equity and commodity
                   Asset                2,283            44             -             -
                   Liability              837            57             -             -

    OPTION CONTRACTS
           Interest rate
                   Asset                3,725            22             -             -
                   Liability            2,185            11             -             -

           Currency
                   Asset                  613             5             -             -
                   Liability            4,439             5             -             -

           Equity and commodity
                   Asset                  340             6             -             -
                   Liability              366             3             -             -
                                     ---------    ----------    ----------    ----------

    TOTAL DERIVATIVES:
                   ASSETS             $44,165       $   732       $   397       $    32
                                     =========    ==========    ==========    ==========
                   LIABILITIES        $41,847       $   663       $ 1,210       $    49
                                     =========    ==========    ==========    ==========


                                         OTHER THAN TRADING              TOTAL
                                     -------------------------  -------------------------
                                        NON-HEDGE ACCOUNTING
                                     -------------------------
                                                   ESTIMATED                  ESTIMATED
                                      NOTIONAL     FAIR VALUE    NOTIONAL     FAIR VALUE
                                     ----------  -------------  ----------- -------------
    SWAP INSTRUMENTS
           Interest rate
                   Asset              $ 2,185       $   146       $ 9,301       $   297
                   Liability            1,261            32         7,751           169

           Currency
                   Asset                    -             -           367            75
                   Liability                -             -           446            84

           Equity and commodity
                   Asset                   47            13            55            22
                   Liability                -             -             8             5

    FORWARD CONTRACTS
           Interest rate
                   Asset                    -             -        14,837           105
                   Liability                -             -        12,459            84

           Currency
                   Asset                1,182            16        12,417           293
                   Liability            1,347            21        12,565           284

           Equity and commodity
                   Asset                    -             -         1,664            68
                   Liability                -             -         1,592            60

    FUTURES CONTRACTS
           Interest rate
                   Asset                  800            14         3,174            16
                   Liability            3,696            44         6,713            47

           Equity and commodity
                   Asset                   71             4         2,354            48
                   Liability               12            11           849            68

    OPTION CONTRACTS
           Interest rate
                   Asset                    -             -         3,725            22
                   Liability               13             -         2,198            11

           Currency
                   Asset                   10             -           623             5
                   Liability               10             -         4,449             5

           Equity and commodity
                   Asset                    -             -           340             6
                   Liability                -             -           366             3
                                      --------      --------      --------      --------

    TOTAL DERIVATIVES:
                   ASSETS             $ 4,295       $   193       $48,857       $   957
                                      ========      ========      ========      ========
                   LIABILITIES        $ 6,339       $   108       $49,396       $   820
                                      ========      ========      ========      ========

                                      B44

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                        DERIVATIVE FINANCIAL INSTRUMENTS
                                DECEMBER 31, 1998
                                  (IN MILLIONS)

                                      TRADING                        OTHER THAN TRADING                       TOTAL
                                --------------------    ---------------------------------------------   ---------------------
                                                          HEDGE ACCOUNTING      NON-HEDGE ACCOUNTING
                                                        ---------------------   --------------------
                                          ESTIMATED                ESTIMATED               ESTIMATED               ESTIMATED
                                NOTIONAL  FAIR VALUE    NOTIONAL   FAIR VALUE   NOTIONAL   FAIR VALUE   NOTIONAL   FAIR VALUE
                                --------  ----------    --------   ----------   --------   ----------   --------   ----------
SWAP INSTRUMENTS
       Interest rate
               Asset            $ 4,145     $   204   $       -      $    -     $ 1,949     $    73     $ 6,094     $   277
               Liability          4,571         192           -           -       2,501         301       7,072         493

       Currency
               Asset                372          91         229          16           -           -         601         107
               Liability            263          84         464          46           -           -         727         130

       Equity and commodity
               Asset                 47          14           -           -          22           7          69          21
               Liability              -           -           -           -           -           -           -           -

FORWARD CONTRACTS
       Interest rate
               Asset             31,568          72           -           -           -           -      31,568          72
               Liability         24,204          56           -           -           -           -      24,204          56

       Currency
               Asset             12,879         198          60           1         942          13      13,881         212
               Liability         13,594         221         573          11       1,466          26      15,633         258

       Equity and commodity
               Asset              1,204          12           -           -           2           -       1,206          12
               Liability          1,355           3           -           -           -           -       1,355           3

FUTURES CONTRACTS
       Interest rate
               Asset              2,429          10           -           -       1,762          22       4,191          32
               Liability          3,147           3           -           -         478           4       3,625           7

       Equity and commodity
               Asset                843          51           -           -          24           1         867          52
               Liability          1,224          44           -           -          53           1       1,277          45

OPTION CONTRACTS
       Interest rate
               Asset              2,500          10           -           -         130           2       2,630          12
               Liability          1,451           8           -           -          98           -       1,549           8

       Currency
               Asset              4,882         101           -           -           -           -       4,882         101
               Liability          4,151         112           -           -           -           -       4,151         112

       Equity and commodity
               Asset                928           2           -           -           -           -         928           2
               Liability            901           4           -           -           -           -         901           4
                                -------     -------     -------     -------     -------     -------     -------     -------
TOTAL DERIVATIVES:
               ASSETS           $61,797     $   765     $   289     $    17     $ 4,831     $   118     $66,917     $   900
                                =======     =======     =======     =======     =======     =======     =======     =======
               LIABILITIES      $54,861     $   727     $ 1,037     $    57     $ 4,596     $   332     $60,494     $ 1,116
                                =======     =======     =======     =======     =======     =======     =======     =======


                                      B45

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

    The following table discloses net trading revenues by derivative instrument types as of December 31:

                                         1999       1998       1997
                                         -----      -----      -----
                                                 (In Millions)
                Forwards                 $  53      $  67      $  59
                Futures                     80         (5)        37
                Swaps                       16        (13)       (13)
                Options                    (14)         -          -
                                         -----      -----      -----
                Net trading revenues     $ 135      $  49      $  83
                                         =====      =====      =====

    Average fair values for trading derivatives in an asset position during the years ended December 31, 1999 and 1998 were $789 million and $922 million, respectively, and for derivatives in a liability position were $766 million and $905 million, respectively. The average fair values do not reflect the netting of amounts pursuant to the right of offset or qualifying master netting agreements. Of those derivatives held for trading purposes at December 31, 1999, 61% of the notional amount consisted of interest rate derivatives, 33% consisted of foreign currency derivatives and 6% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1999, 65% of notional consisted of interest rate derivatives, 34% consisted of foreign currency derivatives, and 1% consisted of equity and commodity derivatives.

    CREDIT RISK
    The credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 1999 and 1998, approximately 81% and 95%, respectively, of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

    OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS
    During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities and unused credit card and home equity lines.

    In connection with the Company's consumer banking business, loan commitment for credit cards and home equity lines of credit and other lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card, home equity and other commitments were $2.7 billion, of which $2.0 billion remains available at December 31, 1999.

    Also, in connection with the Company's investment banking activities, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and an unsecured basis. Aggregate financing commitments on a secured basis, for periods of less than one year, approximate $4.9 billion, of which $2.73 billion remains available at December 31, 1999. Unsecured commitments approximate $528 million, of which $334 million remains available at December 3l, 1999.


                                      B46

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

    Other commitments primarily include commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.9 billion, of which $1.9 billion remain available at December 31, 1999. Additionally, mortgage loans sold with recourse were $0.1 billion at December 31, 1999.

    The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 1999 these were immaterial.

15. CONTINGENCIES AND LITIGATION

    STOP-LOSS REINSURANCE AND STOP-LOSS INDEMNIFICATION AGREEMENTS
    On February 24, 2000, the Company entered into an agreement to sell 100% of the capital stock of its subsidiary, Gibraltar Casualty Company ("Gibraltar") to Everest Reinsurance Holdings, Inc. (now known as Everest Re Group, Ltd.) ("Everest"). The transaction is expected to be completed in the second quarter of 2000, subject to approval by state regulators and other customary closing conditions. Proceeds from the sale will consist of approximately $52 million in cash, which approximated the book value of Gibraltar at December 31, 1999. In connection with the sale, the Company will provide a stop-loss indemnification agreement covering 80% of the first $200 million of any adverse loss development in excess of Gibraltar's carried reserves as of the closing date of the transaction, resulting in a maximum potential exposure to the Company of $160 million. In connection with the Company's 1995 sale of what is now Everest, Gibraltar had entered into a stop-loss reinsurance agreement with Everest whereby Gibraltar reinsured up to $375 million of the first $400 million of aggregate adverse loss development, on an incurred basis, with respect to reserves recorded by Everest as of June 30, 1995. Upon the expected completion of the aforementioned sale of Gibraltar, the Company will no longer be subject to exposure under the 1995 stop-loss agreement. Management believes that based on currently available information and established reserves, the ultimate settlement of claims under either the 1995 stop-loss agreement or the stop-loss indemnification agreement should not have a material adverse effect on the Company's financial position.

    ENVIRONMENTAL AND ASBESTOS-RELATED CLAIMS
    Certain of the Company's subsidiaries are subject to claims under expired contracts that assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for these claims cannot be reasonably estimated using traditional reserving techniques. The predominant source of such exposure for the Company is Gibraltar, which, as discussed above, is expected to be sold in the second quarter of 2000. The liabilities recorded for environmental and asbestos-related claims, net of reinsurance recoverables, of $342 million ($321 million for Gibraltar) and $239 million ($217 million for Gibraltar) at December 31, 1999 and 1998, respectively, reflect the Company's best estimate of ultimate claims and claim adjustment expenses based upon known facts and current law. However, as a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Given the expansion of coverage and liability by the courts and legislatures in the past, and the potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established. Because of these uncertainties, these additional amounts, or a range of these additional amounts, cannot be reasonably estimated, and could result in a liability exceeding recorded liabilities by an amount that could be material to the Company's results of operations in a future quarterly or annual period. The Company's residual exposure pertaining to Gibraltar upon completion of the expected sale, pursuant to a


                                      B47

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
------------------------------------------------------------------------------
15.  CONTINGENCIES AND LITIGATION (continued)

     stop-loss indemnification agreement, is discussed above. Management believes that these claims should not have a material adverse effect on the Company's financial position.

     MANAGED CARE REIMBURSEMENT
     The Company has reviewed its obligations retained in the sale of the healthcare operations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that adequate reserves have been established to provide for appropriate reimbursements to customers.

     LITIGATION
     The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class actions. Pending legal and regulatory actions include proceedings specific to the Company's practices and proceedings generally applicable to business practices in the industries in which the Company operates. In certain of these matters, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

     In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls and a series of fines, and is in the process of distributing final remediation relief to eligible class members. In many instances, claimants have the right to "appeal" the Company's decision to an independent reviewer. The bulk of such appeals were resolved in 1999, and the balance is expected to be addressed in 2000. As of January 31, 2000, the Company remained a party to two putative class actions and approximately 158 individual actions relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. Additional suits may be filed by individuals who opted out of the settlements. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements. In November 1999, upon the joint application of the Company and class counsel, the Court ordered an investigation into certain allegations of improprieties in the administration and implementation of the remediation program at the Company's Plymouth, Minnesota facility. Class counsel is expected to submit a summary of its findings pursuant to the investigation to the Court in mid-April 2000.

     In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately, and other fees and expenses associated with the resolution of sales practices issues.

                                      B48

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
------------------------------------------------------------------------------
15.  CONTINGENCIES AND LITIGATION (continued)

     The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and the related liability balances as of the dates indicated:

                                                                                         YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------------
                                                                 1999           1998                  1997              1996
                                                              --------------------------------------------------------------------
                                                                                      (In Millions)
       Liability balance at beginning of period               $   3,058        $  2,553               $   963          $     -
       Charges to expense:
                   Remedy costs                                     (99)            510                 1,640              410
                   Additional sales practices costs                 199             640                   390              715
                                                              -----------      ---------              --------         --------
                   Total charges to expense                         100           1,150                 2,030            1,125

       Amounts paid or credited:
                   Remedy costs                                   1,708             147                     -                -
                   Additional sales practices costs                 559             498                   440              162
                                                              -----------      ---------              --------         --------
                   Total amounts paid or credited                 2,267             645                   440              162

       Liability balance at end of period                     $     891        $  3,058               $ 2,553          $   963
                                                              ===========      =========              ========         ========


     In 1996, the Company recorded in its Consolidated Statements of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

     In 1997, management increased the estimated liability for the costs of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million to recognize the increase in estimated total additional sales practices costs.

     In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (i) estimates derived from an analysis of claims actually remedied (including interest); (ii) a sample of claims still to be remedied; (iii) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (iv) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

     In 1999, as a result of a decrease in the estimated cost of remedying policyholder claims, the Company recorded a credit of $99 million before taxes to reduce its liability relative to remedy costs. The revised estimate was based on additional information derived from claims actually remedied and an evaluation of remaining obligations taking into consideration experience in 1999. The Company also recorded a charge of $199 million before taxes to recognize an increase in estimated total additional sales practices costs based on additional information obtained in 1999.

                                                B49

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
------------------------------------------------------------------------------
15.  CONTINGENCIES AND LITIGATION  (continued)

     The Company's litigation is subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company, in a particular quarterly or annual period, could be materially affected by an ultimate unfavorable outcome of pending litigation and regulatory matters depending, in part, upon the results of operation or cash flow for such period. Management believes, however, that the ultimate resolution of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

                                     ******

                                       B50

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

New York, New York
March 21, 2000

                                      B51

The Prudential Insurance Company of America

Consolidated Statements of Financial Position
December 31, 1999 and 1998 (In Millions)
--------------------------------------------------------------------------------


                                                                                                      1999              1998
                                                                                                 ---------------   ----------------
ASSETS
  Fixed maturities:
     Available for sale, at fair value (amortized cost, 1999: $76,815; 1998: $76,997)                  $ 74,697           $ 80,158
     Held to maturity, at amortized cost (fair value, 1999: $14,112; 1998: $17,906)                      14,237             16,848
  Trading account assets, at fair value                                                                   9,741              8,888
  Equity securities, available for sale, at fair value (cost, 1999: $2,531; 1998: $2,583)                 3,264              2,759
  Mortgage loans on real estate                                                                          16,268             16,016
  Investment real estate                                                                                    770                675
  Policy loans                                                                                            7,590              7,476
  Securities purchased under agreements to resell                                                        13,944             10,252
  Cash collateral for borrowed securities                                                                 7,124              5,622
  Other long-term investments                                                                             4,087              3,474
  Short-term investments                                                                                 12,303              9,781
                                                                                                 ---------------   ----------------
     Total investments                                                                                  164,025            161,949

  Cash                                                                                                    1,330              1,943
  Accrued investment income                                                                               1,836              1,795
  Broker-dealer related receivables                                                                      11,346             10,142
  Deferred policy acquisition costs                                                                       7,324              6,462
  Other assets                                                                                           17,102             16,200
  Separate account assets                                                                                82,131             80,931
                                                                                                 ---------------   ----------------
TOTAL ASSETS                                                                                          $ 285,094          $ 279,422
                                                                                                 ===============   ================

LIABILITIES AND EQUITY
LIABILITIES
  Future policy benefits                                                                               $ 68,069           $ 67,059
  Policyholders' account balances                                                                        31,578             33,098
  Unpaid claims and claim adjustment expenses                                                             2,829              3,806
  Policyholders' dividends                                                                                1,484              1,444
  Securities sold under agreements to repurchase                                                         24,598             21,486
  Cash collateral for loaned securities                                                                  10,775              7,132
  Income taxes payable                                                                                      804                785
  Broker-dealer related payables                                                                          5,839              6,530
  Securities sold but not yet purchased                                                                   6,968              5,771
  Short-term debt                                                                                        10,858             10,082
  Long-term debt                                                                                          5,513              4,734
  Other liabilities                                                                                      14,357             16,169
  Separate account liabilities                                                                           82,131             80,931
                                                                                                 ---------------   ----------------
           Total liabilities                                                                            265,803            259,027
                                                                                                 ---------------   ----------------

COMMITMENTS AND CONTINGENCIES (See Notes 14 and 15)
EQUITY
  Accumulated other comprehensive income/(loss)                                                            (685)             1,232
  Retained earnings                                                                                      19,976             19,163
                                                                                                 ---------------   ----------------
            Total equity                                                                                 19,291             20,395
                                                                                                 ---------------   ----------------
 TOTAL LIABILITIES AND EQUITY                                                                         $ 285,094          $ 279,422
                                                                                                 ===============   ================


                 See Notes to Consolidated Financial Statements
                                       B1

The Prudential Insurance Company of America

Consolidated Statements of Operations
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------


                                                                                  1999              1998              1997
                                                                             ---------------    --------------    --------------
REVENUES
  Premiums                                                                           $9,475            $9,024            $9,015
  Policy charges and fee income                                                       1,516             1,465             1,423
  Net investment income                                                               9,424             9,535             9,482
  Realized investment gains, net                                                        924             2,641             2,168
  Commissions and other income                                                        5,279             4,471             4,480
                                                                             ---------------    --------------    --------------
           Total revenues                                                            26,618            27,136            26,568
                                                                             ---------------    --------------    --------------

BENEFITS AND EXPENSES
  Policyholders' benefits                                                            10,175             9,840             9,956
  Interest credited to policyholders' account balances                                1,811             1,953             2,170
  Dividends to policyholders                                                          2,571             2,477             2,422
  General and administrative expenses                                                 9,656             9,108             8,620
  Sales practices remedies and costs                                                    100             1,150             2,030
                                                                             ---------------    --------------    --------------
           Total benefits and expenses                                               24,313            24,528            25,198
                                                                             ---------------    --------------    --------------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND
  EXTRAORDINARY ITEM                                                                  2,305             2,608             1,370
                                                                             ---------------    --------------    --------------
  Income taxes
    Current                                                                             690             1,085               101
    Deferred                                                                            352              (115)              306
                                                                             ---------------    --------------    --------------
           Total income taxes                                                         1,042               970               407
                                                                             ---------------    --------------    --------------

INCOME FROM CONTINUING OPERATIONS BEFORE EXTRAORDINARY ITEM                           1,263             1,638               963
                                                                             ---------------    --------------    --------------

DISCONTINUED OPERATIONS
  Loss from healthcare operations, net of taxes                                           -              (298)             (353)
  Loss on disposal of healthcare operations, net of taxes                              (400)             (223)                -
                                                                             ---------------    --------------    --------------
    Net loss from discontinued operations                                              (400)             (521)             (353)
                                                                             ---------------    --------------    --------------

INCOME BEFORE EXTRAORDINARY ITEM                                                        863             1,117               610

EXTRAORDINARY ITEM - DEMUTUALIZATION EXPENSES, NET OF TAXES                             (50)              (11)                -
                                                                             ---------------    --------------    --------------

NET INCOME                                                                            $ 813            $1,106             $ 610
                                                                             ===============    ==============    ==============


                 See Notes to Consolidated Financial Statements
                                       B2

The Prudential Insurance Company of America

Consolidated Statements of Changes in Equity
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                    Accumulated Other Comprehensive Income/(Loss)
                                                      ---------------------------------------------------------------------
                                                                                                               Total
                                                          Foreign             Net                           Accumulated
                                                          Currency         Unrealized         Pension          Other
                                                        Translation        Investment        Liability      Comprehensive
                                                        Adjustments       Gains/(Losses)     Adjustment      Income/(Loss)
                                                      ---------------   -----------------  -------------  -----------------
Balance, December 31, 1996                                     $ (56)          $ 1,136             $ (4)          $ 1,076
Comprehensive income:
      Net income
      Other comprehensive income, net of tax:
           Change in foreign currency translation
                adjustments                                      (29)                                                 (29)
           Change in net unrealized investment gains                               616                                616
           Additional pension liability adjustment                                                   (2)               (2)

      Other comprehensive income

Total comprehensive income

                                                      ---------------------------------------------------------------------
Balance, December 31, 1997                                       (85)            1,752               (6)            1,661
Comprehensive income:
      Net income
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                       54                                                   54
           Change in net unrealized investment gains                              (480)                              (480)
           Additional pension liability adjustment                                                   (3)               (3)

      Other comprehensive loss

Total comprehensive income

                                                      ---------------------------------------------------------------------
Balance, December 31, 1998                                       (31)            1,272               (9)            1,232
Comprehensive income:
      Net income
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                       13                                                   13
           Change in net unrealized investment gains                            (1,932)                            (1,932)
           Additional pension liability adjustment                                                    2                 2

      Other comprehensive loss

Total comprehensive loss

                                                      ---------------------------------------------------------------------
Balance, December 31, 1999                                     $ (18)           $ (660)            $ (7)           $ (685)
                                                      =====================================================================


                                                           Retained       Total
                                                           Earnings       Equity
                                                        --------------  ------------
Balance, December 31, 1996                                 $ 17,447       $18,523
Comprehensive income:
      Net income                                                610           610
      Other comprehensive income, net of tax:
           Change in foreign currency translation
                adjustments                                                   (29)
           Change in net unrealized investment gains                          616
           Additional pension liability adjustment                             (2)
                                                                        ----------
      Other comprehensive income                                              585
                                                                        ----------
Total comprehensive income                                                  1,195

                                                      ----------------------------
Balance, December 31, 1997                                   18,057        19,718
Comprehensive income:
      Net income                                              1,106         1,106
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                                    54
           Change in net unrealized investment gains                         (480)
           Additional pension liability adjustment                             (3)
                                                                        ----------
      Other comprehensive loss                                               (429)
                                                                        ----------
Total comprehensive income                                                    677

                                                      ----------------------------
Balance, December 31, 1998                                   19,163        20,395
Comprehensive income:
      Net income                                                813           813
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                                    13
           Change in net unrealized investment gains                       (1,932)
           Additional pension liability adjustment                              2
                                                                        ----------
      Other comprehensive loss                                             (1,917)
                                                                        ----------
Total comprehensive loss                                                   (1,104)

                                                      ----------------------------
Balance, December 31, 1999                                 $ 19,976       $19,291
                                                      ============================


                 See Notes to Consolidated Financial Statements
                                       B3

The Prudential Insurance Company of America

Consolidated Statements of Cash Flows
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                                1999               1998               1997
                                                                            --------------     --------------     --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                        $ 813            $ 1,106              $ 610
  Adjustments to reconcile net income to
     net cash provided by operating activities:
        Realized investment gains, net                                               (915)            (2,671)            (2,209)
        Policy charges and fee income                                                (237)              (232)              (258)
        Interest credited to policyholders' account balances                        1,811              1,953              2,170
        Depreciation and amortization                                                 489                337                271
        Loss on disposal of businesses                                                400                223                  -
        Change in:
            Deferred policy acquisition costs                                        (178)              (174)              (233)
            Future policy benefits and other insurance liabilities                    724                597              2,537
            Trading account assets                                                   (853)            (2,540)            (1,825)
            Income taxes payable                                                    1,074                594             (1,391)
            Broker-dealer related receivables/payables                             (1,898)             1,495               (672)
            Securities purchased under agreements to resell                        (3,692)            (1,591)            (3,314)
            Cash collateral for borrowed securities                                (1,502)              (575)            (2,631)
            Cash collateral for loaned securities                                   3,643             (6,985)             5,668
            Securities sold but not yet purchased                                   1,197              2,122              1,633
            Securities sold under agreements to repurchase                          3,112              9,139              4,844
            Other, net                                                             (3,356)            (5,234)             3,910
                                                                            --------------     --------------     --------------

                Cash flows from (used in) operating activities                        632             (2,436)             9,110
                                                                            --------------     --------------     --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
        Fixed maturities, available for sale                                      120,875            123,151            123,550
        Fixed maturities, held to maturity                                          4,957              4,466              4,042
        Equity securities, available for sale                                       3,190              2,792              2,572
        Mortgage loans on real estate                                               2,640              4,090              4,299
        Investment real estate                                                        507              1,489              1,842
        Other long-term investments                                                 1,219              1,848              5,232
  Payments for the purchase of:
        Fixed maturities, available for sale                                     (120,933)          (126,742)          (129,854)
        Fixed maturities, held to maturity                                         (2,414)            (2,244)            (2,317)
        Equity securities, available for sale                                      (2,779)            (2,547)            (2,461)
        Mortgage loans on real estate                                              (2,595)            (3,719)            (3,305)
        Investment real estate                                                       (483)               (31)              (241)
        Other long-term investments                                                (1,354)            (1,842)            (4,173)
  Short-term investments                                                           (2,510)             2,145             (2,848)
                                                                            --------------     --------------     --------------

                Cash flows from (used in) investing activities                        320              2,856             (3,662)
                                                                            --------------     --------------     --------------


                 See Notes to Consolidated Financial Statements
                                       B4

The Prudential Insurance Company of America

Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                                1999               1998               1997
                                                                            --------------     --------------     --------------
CASH FLOWS FROM FINANCING ACTIVITIES:

     Policyholders' account deposits                                                6,901              7,052              5,245
     Policyholders' account withdrawals                                            (9,835)           (11,332)            (9,873)
     Net increase in short-term debt                                                  444              2,422                305
     Proceeds from the issuance of long-term debt                                   1,844              1,940                324
     Repayments of long-term debt                                                    (919)              (418)              (464)
                                                                            --------------     --------------     --------------

             Cash flows used in financing activities                               (1,565)              (336)            (4,463)
                                                                            --------------     --------------     --------------

NET (DECREASE)/INCREASE IN CASH                                                      (613)                84                985

CASH, BEGINNING OF YEAR                                                             1,943              1,859                874
                                                                            --------------     --------------     --------------

CASH, END OF YEAR                                                                 $ 1,330            $ 1,943            $ 1,859
                                                                            ==============     ==============     ==============


SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes (received)/paid                                                      $  (344)           $   163            $   968
                                                                            --------------     --------------     --------------

Interest paid                                                                     $   824            $   864            $   708
                                                                            --------------     --------------     --------------


                 See Notes to Consolidated Financial Statements
                                       B5

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

    The Prudential Insurance Company of America and its subsidiaries (collectively, "Prudential" or "the Company") provide financial services throughout the United States and in many foreign countries. The Company's businesses provide a full range of insurance, investment, securities and other financial products and services to both retail and institutional customers. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

    Demutualization

    On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly traded stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit demutualization to occur and that specified the process for conversion. Demutualization is a complex process involving the development of a plan of reorganization, approval of the plan by the Company's Board of Directors, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan, and review and approval by the New Jersey Department of Banking and Insurance. The Company's management is in the process of developing a proposed plan of demutualization, although there can be no assurance as to the terms thereof or that the Company's Board of Directors will approve such a plan.

    The Company's management currently anticipates that the Company's proposed plan of demutualization will include the establishment of a new holding company, Prudential, Inc., whose stock will be publicly traded and of which the Company's stock successor will become a direct or indirect wholly-owned subsidiary. The consolidated financial statements of the Company prior to the demutualization will become Prudential, Inc.'s consolidated financial statements upon demutualization. The Company's management also currently intends to propose that a corporate reorganization occur concurrently with the demutualization whereby the stock of various of the Company's subsidiaries (including Prudential Securities Group, the personal lines property-casualty insurance companies and the international insurance companies), the stock of a newly formed subsidiary containing the Company's asset management operations, and certain prepaid pension expense, post-employment benefits and certain other assets will be distributed to Prudential, Inc. If effected, the corporate reorganization can be expected to materially reduce invested assets, net income and total equity of The Prudential Insurance Company of America, which would be an insurance subsidiary of Prudential, Inc. after the corporate reorganization, although it would have no effect on the consolidated assets, net income or total equity of Prudential, Inc. As the terms of the foregoing transactions have not been finalized by the Company or approved by the regulatory authority, it is not currently possible to quantify their financial effect on the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

    The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital


                                       B6

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). All significant intercompany balances and transactions have been eliminated.

    Use of Estimates
    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

    Investments
    Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

    Trading account assets and securities sold but not yet purchased are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

    Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income/(loss)."

    Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.


                                       B7

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    Investment real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such.

    Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value.

    Charges relating to real estate held for disposal and impairments of real estate held for investment are included in "Realized investment gains, net." Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

    Policy loans are carried at unpaid principal balances.

    Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

    Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

    Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

    Other long-term investments primarily represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control and derivatives held for purposes other than trading. Such joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, Prudential's


                                       B8

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to Prudential and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of Prudential's joint venture interests and the resulting gains and losses are included in "Realized investment gains, net."

    Short-term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

    Realized investment gains, net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Decreases in the carrying value of investment real estate held for disposal are recorded in "Realized investment gains, net."

    Cash
    Cash includes cash on hand, amounts due from banks, and money market instruments.

    Deferred Policy Acquisition Costs
    The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

    For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed investment yield used in estimating expected gross margins was 7.83% at December 31, 1999. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to the premium income.

    The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that


                                       B9

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies.

    For property and casualty insurance contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

    For disability insurance, group life insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

    Separate Account Assets and Liabilities
    Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

    Other Assets and Other Liabilities
    Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, mortgage securitization inventory, and property and equipment. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, and reserves for sales practices remedies and costs.

    Contingencies
    Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

    Policyholders' Dividends
    The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the Company's statutory results and past experience, including investment income, realized investment gains, net over a number of years, mortality experience and other factors.

    Insurance Revenue and Expense Recognition
    Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

    Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to the amount of expected future benefit payments.

                                       B10

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    Amounts received as payment for interest-sensitive life contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

    For disability insurance, group life insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

    Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

    Foreign Currency Translation Adjustments
    Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the Statements of Financial Position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)," a separate component of equity.

    Commissions and Other Income
    Commissions and other income principally includes securities and commodities commission revenues, asset management fees, investment banking revenue and realized and unrealized gains from trading activities of the Company's securities business.

    Derivative Financial Instruments
    Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the broker-dealer business and in a limited-purpose subsidiary for trading purposes.

    To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives are evaluated at the inception of the hedge and throughout the hedge period.

    Derivatives held for trading purposes are used by the Company's securities business to meet the needs of customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors


                                       B11

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    these exposures through the use of various analytical techniques.

    Derivatives held for trading purposes are included at fair value in "Trading account assets," "Other liabilities" or "Broker-dealer related receivables/payables" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

    Derivatives held for purposes other than trading are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

    See Note 14 for a discussion of the accounting treatment of derivatives that qualify as hedges. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

    Income Taxes
    The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

    Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

    Extraordinary Item - Demutualization Expenses, Net of Taxes
    The Consolidated Statements of Operations reflect extraordinary charges for demutualization expenses of $50 million and $11 million, net of taxes of zero, for the years ended December 31, 1999 and 1998, respectively. Demutualization expenses consist primarily of the cost of engaging independent accounting, actuarial, investment banking, legal and other consultants to advise the Company and the New Jersey Department of Banking and Insurance and the New York Department of Insurance in the demutualization process and related matters. Future demutualization expenses will also include the cost of printing and postage for communications with policyholders.

    New Accounting Pronouncements
    In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative"


                                       B12

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

    SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

    Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement, as amended, as of January 1, 2001 and is currently assessing the effect of the new standard.

    In October 1998, the AICPA issued Statement of Position 98-7, "Deposit
    Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

    Reclassifications
    Certain amounts in prior years have been reclassified to conform to the current year presentation.

3. DISCONTINUED OPERATIONS

    In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. Included in this transaction were the Company's managed medical care, point of service, preferred provider organization and indemnity health lines, dental business, as well as the Company's Administrative Services Only ("ASO") business. The healthcare business is recorded as a discontinued operation in the accompanying consolidated financial statements, with a measurement date of December 31, 1998

    Proceeds from the sale were $500 million of cash, $500 million of Aetna three-year senior notes and stock appreciation rights covering one million shares of Aetna common stock, valued at approximately $30 million at the date of closing, with a term of five years and a reference price of $81.81 per Aetna common share. The sale resulted in a loss of $623 million, net of tax. Loss from healthcare operations for 1998 includes results through December 31, 1998 (the measurement date). Amounts within the footnotes have been adjusted, where noted, to eliminate the impact of discontinued operations and to be consistent with the presentation in the Consolidated Statements of Operations.

    The 1998 loss on disposal of $223 million, net of taxes, included anticipated operating losses to be incurred by the healthcare business subsequent to December 31, 1998 (the measurement date) through the expected date of


                                      B13

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)

    the sale, as well as estimates of other costs the Company would incur in connection with the disposition of the healthcare business. These include costs attributable to facilities closure and systems terminations, severance and termination benefits, payments to Aetna related to the ASO business and estimated payments in connection with a medical loss ratio agreement covering the fully insured medical and dental business (the "MLR Agreement"). The MLR Agreement provides for payments either to or from Aetna in the event that medical loss ratios (i.e., incurred medical expense divided by earned premiums) for covered businesses are either less favorable or more favorable than levels specified in the MLR Agreement for the years 1999 and 2000. The loss on disposal also included the estimated positive impact of net curtailment gains from expected modifications of certain pension and other postretirement benefit plans in which employees of the healthcare business participate. (See Note 9).

    In 1999 the Company recognized an additional loss on disposal of its healthcare business of $400 million, after related tax benefits. The additional loss resulted primarily from higher than anticipated healthcare operating losses during the 1999 period through the August 6 closing date. The higher losses resulted principally from adverse claims experience and the impact of this experience on the evaluation of the Company's obligation under the MLR Agreement. The pretax operating loss from the healthcare business from January 1, 1999 through August 6, 1999 was $370 million, which exceeded the original estimate of $160 million, recorded within the "Loss on disposal of healthcare operations" in 1998. In addition to the obligations noted above, the Company has retained certain liabilities pertaining to the healthcare business, including all liabilities associated with litigation which existed at August 6, 1999 or commences within two years of that date with respect to claims that were incurred prior to August 6, 1999. Management's best estimate of these costs is included in the loss on disposal. It is possible that additional adjustments to estimates may be necessary which might be material to future results of operations of a particular quarterly or annual period.

    Upon the closing of the sale of the healthcare business, the Company entered into a coinsurance agreement with Aetna. The agreement is 100% indemnity reinsurance on a coinsurance basis for all of the Company's insured medical and dental business in-force upon the completion of the sale of the business on August 6, 1999. The agreement requires the Company to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies are 100% coinsured by Aetna, when issued. The purpose of the agreement is to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential. The operation of the business and the attendant risks, except for the existence of the MLR Agreement as discussed above, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $896 million and $757 million, respectively, for the period from August 6, 1999 through December 31, 1999. Reinsurance recoverable under this agreement, included in other assets, was $500 million at December 31, 1999.

    The following table presents the results and the loss on the disposal of the Company's healthcare business, determined as of the measurement date and subsequently adjusted, which are included in "Discontinued Operations" in the Consolidated Statements of Operations. Amounts for 1997 include revenues and expenses relating to a contract with the American Association of Retired Persons for healthcare and similar coverages which was terminated effective December 31, 1997.


                                      B14

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)


                                                                                  1999               1998               1997
                                                                             ---------------    ---------------     --------------
                                                                                                (In Millions)

Revenues                                                                             $    -            $ 7,461            $10,305
Policyholder benefits                                                                     -             (6,064)            (8,484)
General and administrative expenses                                                       -             (1,822)            (2,364)
                                                                             ---------------    ---------------     --------------
Loss before income taxes                                                                  -               (425)              (543)
Income tax benefit                                                                        -                127                190
                                                                             ---------------    ---------------     --------------
Loss from operations                                                                      -               (298)              (353)
Loss on disposal, net of tax benefits of $240 in 1999 and $131 in 1998                 (400)              (223)                 -
                                                                             ---------------    ---------------     --------------
Loss from discontinued operations, net of taxes                                      $ (400)           $  (521)            $ (353)
                                                                             ===============    ===============     ==============


                                      B15

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS

    Fixed Maturities and Equity Securities

    The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:

                                                                                           1999
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $  5,594         $     36         $    236        $  5,394

Obligations of U.S. states and
  their political subdivisions                                     2,437               41              118           2,360

Foreign government bonds                                           4,590              140               90           4,640

Corporate securities                                              57,503              580            2,431          55,652

Mortgage-backed securities                                         6,566               96              135           6,527

Other                                                                125                -                1             124
                                                             --------------------------------------------------------------
Total fixed maturities available for sale                       $ 76,815         $    893         $  3,011        $ 74,697
                                                             ==============================================================

Equity securities available for sale                            $  2,531         $    829         $     96        $  3,264
                                                             ==============================================================


                                                                                           1999
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $      5         $      -         $      -        $      5

Obligations of U.S. states and
  their political subdivisions                                        81                1                3              79

Foreign government bonds                                             214               11                1             224

Corporate securities                                              13,883              280              408          13,755

Mortgage-backed securities                                             1                -                -               1

Other                                                                 53                -                5              48
                                                             --------------------------------------------------------------

Total fixed maturities held to maturity                         $ 14,237         $    292         $    417        $ 14,112
                                                             ==============================================================


                                      B16

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


                                                                                           1998
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $  5,761         $    580          $     9        $  6,332

Obligations of U.S. states and
  their political subdivisions                                     2,672              204                1           2,875

Foreign government bonds                                           3,486              258               59           3,685

Corporate securities                                              57,043            2,540              546          59,037

Mortgage-backed securities                                         7,935              208               14           8,129

Other                                                                100                -                -             100
                                                             --------------------------------------------------------------
Total fixed maturities available for sale                       $ 76,997         $  3,790         $    629        $ 80,158
                                                             ==============================================================

Equity securities available for sale                            $  2,583         $    472         $    296        $  2,759
                                                             ==============================================================


                                                                                           1998
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $      5         $      -         $      -        $      5

Obligations of U.S. states and
  their political subdivisions                                        62                2                1              63

Foreign government bonds                                             216                8                1             223

Corporate securities                                              16,514            1,092               48          17,558

Mortgage-backed securities                                             1                -                -               1

Other                                                                 50                6                -              56
                                                             --------------------------------------------------------------
Total fixed maturities held to maturity                         $ 16,848         $  1,108         $     50        $ 17,906
                                                             ==============================================================


                                      B17

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1999, is shown below:


                                                             Available for Sale                          Held to Maturity
                                                     ----------------------------------        ----------------------------------
                                                                           Estimated                                 Estimated
                                                       Amortized             Fair                Amortized             Fair
                                                          Cost               Value                  Cost               Value
                                                     ---------------     --------------        ---------------     --------------
                                                                (In Millions)                             (In Millions)

Due in one year or less                                    $  3,171           $  3,166               $    671           $    671
Due after one year through five years                        18,132             17,911                  4,063              4,078
Due after five years through ten years                       19,249             18,725                  5,449              5,345
Due after ten years                                          29,697             28,368                  4,053              4,017
Mortgage-backed securities                                    6,566              6,527                      1                  1
                                                     ---------------     --------------        ---------------     --------------

     Total                                                 $ 76,815           $ 74,697               $ 14,237           $ 14,112
                                                     ===============     ==============        ===============     ==============


   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

   Proceeds from the repayment of held to maturity fixed maturities during 1999, 1998 and 1997 were $4,957 million, $4,466 million, and $4,042 million, respectively. Gross gains of $73 million, $135 million, and $62 million, and gross losses of $0 million, $2 million, and $1 million were realized on prepayment of held to maturity fixed maturities during 1999, 1998 and 1997, respectively.

   Proceeds from the sale of available for sale fixed maturities during 1999, 1998 and 1997 were $117,547 million, $119,096 million and $120,604 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1999, 1998 and 1997 were $3,328 million, $4,055 million and $2,946 million, respectively. Gross gains of $884 million, $1,765 million and $1,310 million, and gross losses of $1,231 million, $443 million and $639 million were realized on sales and prepayments of available for sale fixed maturities during 1999, 1998 and 1997, respectively.

   Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $266 million, $96 million and $13 million and for equity securities were $205 million, $95 million and $31 million for the years 1999, 1998 and 1997, respectively.

   During the years ended December 31, 1999 and 1998, certain securities classified as held to maturity were either sold or transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized cost of the securities sold or transferred was $230 million in 1999 and $73 million in 1998. Gross unrealized investment losses of $5 million in 1999 and $.4 million in 1998 were recorded in "Accumulated other comprehensive income" at the time of the transfer. Prior to transfer, impairments related to these securities, if any, were included in "Realized investment gains, net." Realized gains on securities sold were $3 million in 1999.


                                       B18

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


   Mortgage Loans on Real Estate
   The Company's mortgage loans were collateralized by the following property types at December 31:

                                                         Amount          Percentage            Amount          Percentage
                                                      (In Millions)       of Total         (In Millions)        of Total
                                                                   1999                                  1998
                                                     ----------------------------------    ---------------------------------
Office Buildings                                            $  3,960             24.1%           $  4,156             25.3%
Retail stores                                                  2,627             15.9%              2,866             17.4%
Residential properties                                           662              4.0%                716              4.3%
Apartment complexes                                            4,508             27.3%              4,179             25.4%
Industrial buildings                                           2,161             13.1%              1,971             12.0%
Agricultural properties                                        1,959             11.9%              1,936             11.8%
Other                                                            612              3.7%                619              3.8%
                                                     ----------------  ----------------    ---------------   ---------------
  Subtotal                                                    16,489              100%             16,443              100%
                                                                       ================                      ===============
Allowance for losses                                            (221)                                (427)
                                                     ----------------                      ---------------
Net carrying value                                          $ 16,268                             $ 16,016
                                                     ================                      ===============


   The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (23.4%) and New York (10.1%) at December 31, 1999. Mortgage loans receivable at December 31, 1998 include $87 million from non-consolidated joint ventures.

   Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:


                                                           1999                1998               1997
                                                     -----------------   -----------------  -----------------
                                                                          (In Millions)
Allowance for losses, beginning of year                         $ 427               $ 450              $ 515
Release of allowance for losses                                  (201)                  -                (41)
Charge-offs, net of recoveries                                     (5)                (23)               (24)
                                                     -----------------   -----------------  -----------------
Allowance for losses, end of year                               $ 221               $ 427              $ 450
                                                     =================   =================  =================


   The $201 million reduction of the mortgage loan allowance for losses in 1999 is primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a decrease in impaired loans.

   Impaired mortgage loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                          1999                1998
                                                                    -----------------   -----------------
                                                                                (In Millions)
Impaired mortgage loans with allowance for losses                              $ 411             $   501
Impaired mortgage loans with no allowance for losses                             283                 572
Allowance for losses, end of year                                                (24)                (45)
                                                                    -----------------   -----------------
Net carrying value of impaired mortgage loans                                  $ 670             $ 1,028
                                                                    =================   =================


                                       B19

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Impaired mortgage loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $884 million, $1,329 million and $2,102 million during 1999, 1998 and 1997, respectively. Net investment income recognized on these loans totaled $55 million, $94 million and $140 million for the years ended December 31, 1999, 1998 and 1997, respectively.

   Investment Real Estate
   "Investment real estate" of $770 million and $675 million at December 31, 1999 and 1998, respectively, is directly owned. Of the Company's real estate, $293 million and $675 million consists of commercial and agricultural assets held for disposal at December 31, 1999 and 1998, respectively. Impairment losses amounted to $3 million, $8 million and $40 million for the years ended December 31, 1999, 1998 and 1997, respectively, and are included in "Realized investment gains, net."

   Restricted Assets and Special Deposits
   Assets of $4,463 million and $2,803 million at December 31, 1999 and 1998, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $2,325 million and $3,898 million at December 31, 1999 and 1998, respectively, were held in voluntary trusts. Of these amounts, $1,553 million and $3,131 million at December 31, 1999 and 1998, respectively, related to the multi-state policyholder settlement described in Note 15. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $128 million and $173 million at December 31, 1999 and 1998, respectively, were pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $4,082 million and $2,366 million at December 31, 1999 and 1998, respectively, were included in the Consolidated Statements of Financial Position in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

   Other Long-Term Investments
   The Company's "Other long-term investments" of $4,087 million and $3,474 million as of December 31, 1999 and 1998, respectively, are comprised of $1,212 million and $1,133 million in real estate related interests and $2,875 million and $2,341 million of non-real estate related interests. Net investment income from other long-term investments was $365 million, $311 million and $443 million for 1999, 1998 and 1997, respectively.


                                       B20

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Investment Income and Investment Gains and Losses

   Net investment income arose from the following sources for the years ended December 31:

                                                                1999              1998               1997
                                                            -------------      ------------      -------------
                                                                              (In Millions)

Fixed maturities - available for sale                            $ 5,450           $ 5,366            $ 5,074
Fixed maturities - held to maturity                                1,217             1,406              1,622
Trading account assets                                               622               677                504
Equity securities - available for sale                                63                54                 52
Mortgage loans on real estate                                      1,401             1,525              1,555
Investment real estate                                               101               230                565
Policy loans                                                         448               410                396
Securities purchased under agreements to resell                       25                18                 15
Broker-dealer related receivables                                    976               836                706
Short-term investments                                               642               725                697
Other investment income                                              354               430                535
                                                            -------------      ------------      -------------

Gross investment income                                           11,299            11,677             11,721
Less investment expenses                                          (1,824)           (2,035)            (2,027)
                                                            -------------      ------------      -------------

     Subtotal                                                      9,475             9,642              9,694
Less amount relating to discontinued operations                      (51)             (107)              (212)
                                                            -------------      ------------      -------------

Net investment income                                            $ 9,424           $ 9,535            $ 9,482
                                                            =============      ============      =============



                                       B21

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Realized investment gains, net, for the years ended December 31, were from the following sources:

                                                                     1999                1998                1997
                                                                ---------------     ---------------     ---------------
                                                                                    (In Millions)
Fixed maturities                                                       $  (557)            $ 1,381             $   684
Equity securities - available for sale                                     223                 427                 363
Mortgage loans on real estate                                              209                  22                  68
Investment real estate                                                     106                 642                 700
Joint ventures and limited partnerships                                    656                 454                 289
Derivatives                                                                305                (263)                108
Other                                                                      (27)                  8                  (3)
                                                                ---------------     ---------------     ---------------
     Subtotal                                                              915               2,671               2,209
Less amount related to discontinued operations                               9                 (30)                (41)
                                                                ---------------     ---------------     ---------------
Realized investment gains, net                                         $   924             $ 2,641             $ 2,168
                                                                ===============     ===============     ===============



    The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Other long-term investments," amounting to $114 million, $177 million and $56 million in 1999, 1998 and 1997, respectively.

    Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1999 included in fixed maturities available for sale, mortgage loans on real estate and other long-term investments totaled $15 million, $25 million and $1 million, respectively.

    Net  Unrealized Investment Gains/Losses
    Net unrealized investment gains on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid including in "Other comprehensive income/(loss)" those items that are included as part of "Net income" for a period that also had been part of "Other comprehensive income/(loss)" in earlier periods. The amounts for the years ended December 31, are as follows:


                                       B22

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


                                                                Impact of unrealized investment gains (losses) on:
                                                                ---------------------------------------------------------
                                                                    Deferred
                                                Unrealized           policy            Future             Deferred
                                             gains(losses) on     acquisition          policy            income tax
                                                investments          costs            benefits       (liability)benefit
                                            ------------------  ---------------  ----------------  ----------------------
                                                                                   (In Millions)

Balance, December 31, 1996                        $ 2,527           $  (193)           $  (573)            $  (625)

Net investment gains (losses) on
investments arising during the
period                                              2,667                 -                  -                (961)

Reclassification adjustment for
gains included in net income                         (986)                -                  -                 355

Impact of net unrealized investment                     -              (154)                 -                  55
gains on deferred policy acquisition
costs

Impact of net unrealized investment                     -                 -               (563)                203
gains on future policy benefits
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1997                          4,208              (347)            (1,136)               (973)

Net investment gains (losses) on
investments arising during the
period                                                804                 -                  -                (282)

Reclassification adjustment for
gains included in net income                       (1,675)                -                  -                 588

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                   -                98                  -                 (36)

Impact of net unrealized investment
gains on future policy benefits                         -                 -                 38                 (15)
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1998                          3,337              (249)            (1,098)               (718)

Net investment gains (losses) on
investments arising during the
period                                             (5,089)                -                  -               1,845

Reclassification adjustment for
gains included in net income                          404                 -                  -                (146)

Impact of net unrealized investment
losses on deferred policy acquisition                   -               566                  -                (213)
costs

Impact of net unrealized investment
losses on future policy benefits                        -                 -              1,095                (394)
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1999                       $ (1,348)         $    317           $     (3)           $    374
                                            ==================  ===============  ================  ======================



                                                              Accumulated
                                                                other
                                                            comprehensive
                                                            income/(loss)
                                                            related to net
                                                              unrealized
                                                              investment
                                                            gains (losses)
                                                          ------------------

Balance, December 31, 1996                                       $ 1,136

Net investment gains (losses) on
investments arising during the
period                                                             1,706

Reclassification adjustment for
gains included in net income                                        (631)

Impact of net unrealized investment                                  (99)
gains on deferred policy acquisition
costs

Impact of net unrealized investment                                 (360)
gains on future policy benefits
                                                          ------------------

Balance, December 31, 1997                                         1,752

Net investment gains (losses) on
investments arising during the
period                                                               522

Reclassification adjustment for
gains included in net income                                      (1,087)

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                                 62

Impact of net unrealized investment
gains on future policy benefits                                       23
                                                          ------------------

Balance, December 31, 1998                                         1,272

Net investment gains (losses) on
investments arising during the
period                                                            (3,244)

Reclassification adjustment for
gains included in net income                                         258

Impact of net unrealized investment
losses on deferred policy acquisition                                353
costs

Impact of net unrealized investment
losses on future policy benefits                                     701
                                                          ------------------

Balance, December 31, 1999                                       $  (660)
                                                          ==================


                                       B23

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


    The table below presents unrealized gains (losses) on investments by asset class:

                                                                As of December 31,
                                                   1999                1998               1997
                                              -------------      ---------------      -------------
                                                                   (In Millions)
Fixed maturities                                  $ (2,118)             $ 3,161            $ 3,774
Equity securities                                      733                  176                434
Other long-term investments                             37                    -                  -
                                              -------------      ---------------      -------------
Unrealized gains (losses) on investments          $ (1,348)             $ 3,337            $ 4,208
                                              =============      ===============      =============


5. DEFERRED POLICY ACQUISITION COSTS

    The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:


                                                            1999       1998        1997
                                                          ---------  ----------  ----------
                                                                     (In Millions)
Balance, beginning of year                                 $ 6,462     $ 6,083     $ 6,095
Capitalization of commissions, sales and issue
  expenses                                                   1,333       1,313       1,409
Amortization                                                (1,155)     (1,139)     (1,176)
Change in unrealized investment gains                          566          98        (154)
Foreign currency translation                                   118         107         (91)
                                                          ---------  ----------  ----------
Balance, end of year                                       $ 7,324     $ 6,462     $ 6,083
                                                          =========  ==========  ==========


6. POLICYHOLDERS' LIABILITIES

    Future policy benefits at December 31, are as follows:

                                                   1999         1998
                                                  --------     --------
                                                      (In Millions)
Life insurance                                    $ 51,667     $ 48,981
Annuities                                           14,138       15,360
Other contract liabilities                           2,264        2,718
                                                  --------     --------
Total future policy benefits                      $ 68,069     $ 67,059
                                                  ========     ========


     The majority of the Company's participating insurance is in its domestic individual life insurance business. Participating insurance represented approximately 90% of domestic individual life insurance inforce and approximately 90% of domestic individual life insurance premiums for 1999, 1998 and 1997. Revenues and expenses of this business come directly from the underlying policies and supporting assets.


                                      B24

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

     Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves and certain health benefits. Annuity liabilities include reserves for immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

     The following table highlights the key assumptions generally utilized in calculating these reserves:

          Product                       Mortality                    Interest Rate               Estimation Method
----------------------------    ---------------------------    --------------------------    ---------------------------
Life insurance                  Generally, rates                     2.5% to 11.5%           Net level premium
                                guaranteed in calculating                                    based on non-forfeiture
                                cash surrender values                                        interest rate

Individual annuities            1971 and 1983 Individual             3.5% to 13.4%           Present value of
                                Annuity Mortality                                            expected future payments
                                Tables with certain                                          based on historical
                                modifications                                                experience

Group annuities                 1950 and 1971 Group                  3.8% to 17.3%           Present value of
                                Annuity Mortality                                            expected future payments
                                Tables with certain                                          based on historical
                                modifications                                                experience

Other contract liabilities                                           2.5% to 11.5%           Present value of
                                                                                             expected future payments
                                                                                             based on historical
                                                                                             experience


     Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional and non-participating annuities, and for certain individual health policies. Liabilities of $1,930 million and $1,844 million is included in "Future policy benefits" with respect to these deficiencies at December 31, 1999 and 1998, respectively.

     Policyholders' account balances at December 31, are as follows:

                                                                                1999              1998
                                                                             ------------      ------------
                                                                                     (In Millions)
Individual annuities                                                            $  4,612          $  4,997
Group annuities                                                                    2,176             2,362
Guaranteed investment contracts and guaranteed interest accounts                  13,429            14,408
Interest-sensitive life contracts                                                  3,607             3,566
Dividend accumulations and other                                                   7,754             7,765
                                                                             ------------      ------------
Policyholders' account balances                                                 $ 31,578          $ 33,098
                                                                             ============      ============


                                      B25

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

     Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                                         Withdrawal/
                   Product                             Interest Rate                  Surrender Charges
----------------------------------------------   --------------------------   -----------------------------------

Individual annuities                                   3.0% to 11.3%          0% to 8% for up to 8 years

Group annuities                                        2.0% to 13.9%          Contractually limited or subject
                                                                              to market value adjustment

Guaranteed investment contracts and                    3.9% to 15.4%          Generally, subject to market value
Guaranteed interest accounts                                                  withdrawal provisions for any funds
                                                                              withdrawn other than for benefit
                                                                              responsive and contractual payments

Interest-sensitive life contracts                      2.0% to 6.0%           Various up to 10 years

Dividend accumulations and other                       3.0% to 7.0%           Withdrawal or surrender
                                                                              contractually limited or subject
                                                                              to market value adjustment


                                      B26

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

    Unpaid claims and claim adjustment expenses. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's personal lines automobile and homeowner's business, as well as the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                                                      1999                               1998
                                                        --------------------------------   -------------------------------
                                                          Accident          Property         Accident         Property
                                                         and Health       and Casualty      and Health      and Casualty
                                                        --------------   ---------------   --------------   --------------
                                                                                   (In Millions)

Balance at January 1                                          $ 1,090           $ 2,716          $ 1,857          $ 2,956
Less reinsurance recoverables, net                                 52               533              810              535
                                                        --------------   ---------------   --------------   --------------
Net balance at January 1                                        1,038             2,183            1,047            2,421
                                                        --------------   ---------------   --------------   --------------
Incurred related to:

   Current year                                                 4,110             1,249            6,132            1,314
   Prior years                                                    (72)              (54)             (15)            (154)
                                                        --------------   ---------------   --------------   --------------
Total incurred                                                  4,038             1,195            6,117            1,160
                                                        --------------   ---------------   --------------   --------------
Paid related to:

   Current year                                                 3,397               700            5,287              717
   Prior years                                                    672               720              839              681
                                                        --------------   ---------------   --------------   --------------
Total paid                                                      4,069             1,420            6,126            1,398
                                                        --------------   ---------------   --------------   --------------
  Disposal of healthcare business (See Note 3)                   (965)                -                -                -
                                                        --------------   ---------------   --------------   --------------
Net balance at December 31                                         42             1,958            1,038            2,183
Plus reinsurance recoverables, net                                378               451               52              533
                                                        --------------   ---------------   --------------   --------------
Balance at December 31                                        $   420           $ 2,409          $ 1,090          $ 2,716
                                                        ==============   ===============   ==============   ==============


                                                                      1997
                                                        --------------------------------
                                                          Accident          Property
                                                         and Health       and Casualty
                                                        --------------   ---------------
                                                                  (In Millions)

Balance at January 1                                          $ 1,932           $ 3,076
Less reinsurance recoverables, net                                 10               553
                                                        --------------   ---------------
Net balance at January 1                                        1,922             2,523
                                                        --------------   ---------------
Incurred related to:

   Current year                                                 8,379             1,484
   Prior years                                                     63               (50)
                                                        --------------   ---------------
Total incurred                                                  8,442             1,434
                                                        --------------   ---------------
Paid related to:

   Current year                                                 6,673               739
   Prior years                                                  1,842               797
                                                        --------------   ---------------
Total paid                                                      8,515             1,536
                                                        --------------   ---------------
  Disposal of healthcare business (See Note 3)                      -                 -
                                                        --------------   ---------------
Net balance at December 31                                      1,849             2,421
Plus reinsurance recoverables, net                                  8               535
                                                        --------------   ---------------
Balance at December 31                                        $ 1,857           $ 2,956
                                                        ==============   ===============


     The Accident and Health reinsurance recoverable balance at December 31, 1999 includes $371 million attributable to the Company's discontinued healthcare business. The Accident and Health balance at December 31, 1998 and 1997 includes amounts attributable to the Company's discontinued healthcare business of $1,026 million and $1,693 million, respectively.

     The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and Health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

     In 1999, 1998 and 1997, the amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business.

     The amounts incurred for claims and claim adjustment expense for Accident and Health related to prior years are primarily due to factors including changes in claim cost trends and an accelerated decline in the indemnity health business.


                                      B27

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. REINSURANCE

     The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property-casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

     The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

     Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

                                        1999          1998          1997
                                      ---------     ---------     ---------
                                                  (In Millions)
Direct premiums                       $ 10,068       $ 9,637       $ 9,667
     Reinsurance assumed                    66            65            64
     Reinsurance ceded                    (659)         (678)         (716)
                                      ---------     ---------     ---------
Premiums                               $ 9,475       $ 9,024       $ 9,015
                                      =========     =========     =========
Policyholders' benefits ceded          $   483       $   510       $   530
                                      =========     =========     =========


     Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                        1999          1998
                                      ----------    ----------
                                           (In Millions)
Life insurance                          $   576       $   620
Property-casualty                           473           564
Other reinsurance                            90            92
                                      ----------    ----------
                                        $ 1,139       $ 1,276
                                      ==========    ==========


     Two major reinsurance companies account for approximately 58% of the reinsurance recoverable at December 31, 1999. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.


                                      B28

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8.  SHORT-TERM AND LONG-TERM DEBT

     Debt consists of the following at December 31:

Short-term debt

                                       1999          1998
                                    -----------    ----------
                                           (In Millions)
Commercial paper (b)                  $  7,506      $  7,057
Notes payable                            2,598         2,164
Current portion of long-term debt          754           861
                                    -----------    ----------

Total short-term debt                 $ 10,858      $ 10,082
                                    ===========    ==========

    The weighted average interest rate on outstanding short-term debt was approximately 5.2% and 5.4% at December 31, 1999 and 1998, respectively.

Long-term debt

Description                                      Maturity Dates                     Rate                 1999              1998
-----------                                     -----------------------     -------------------      ------------      ------------
                                                                                                              (In Millions)

     Fixed rate notes                                 2000 - 2023              .50% - 12.28%              $ 1,161           $ 1,480
     Floating rate notes ("FRN")                      2000 - 2003                   (a)                       865               767
     Surplus notes                                    2003 - 2025              6.875% - 8.30%                 987               987
     Commercial paper backed by long-term
          credit agreement (b)                                                                              2,500             1,500
                                                                                                      ------------      ------------
          Total long-term debt                                                                            $ 5,513           $ 4,734
                                                                                                      ============      ============


(a) Floating interest rates are generally based on such rates as LIBOR, Constant Maturity Treasury, or the Federal Funds Rate. Interest on the FRN's ranged from 6.17% to 14.00% for 1999 and 1998, respectively. Included in the floating rate notes are equity indexed instruments. The Company issued an S&P 500 index linked note of $29 million in September of 1997. The interest rate on the note is based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 1999 and 1998, the rate was 14%. Excluding this note, floating interest rates ranged from 6.17% to 9.54% for 1999 and 4.04% to 7.9% for 1998.

(b) At December 31, 1999 and 1998, the Company classified $2.5 billion and $1.5 billion, respectively, of its commercial paper as long-term debt. This classification is supported by long-term syndicated credit line agreements. The Company has the ability and intent to use these agreements, if necessary, to refinance commercial paper on a long-term basis.


                                      B29

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT (continued)


    The following table summarizes the Company's use of the proceeds from issuing long-term debt:

                                                  1999              1998
                                             ---------------   ----------------
                                                       (In Millions)

Corporate                                           $ 1,782            $ 1,917
Investment related                                    1,121                751
Securities business related                           2,610              2,066
                                             ---------------   ----------------
          Total long-term debt                      $ 5,513            $ 4,734
                                             ===============   ================


    The net proceeds from the issuance of the Company's long-term debt may be used for general corporate purposes. This includes investing in equity and debt securities of subsidiaries, advancing funds to its subsidiaries for liquidity and operational purposes, and supporting liquidity of the Company's other businesses.

    Investment related long-term debt consists of debt issued to finance specific investment assets or portfolios of investment assets including real estate, institutional spread lending investment portfolios and real estate related investments held in consolidated joint ventures.

    Securities business related long-term debt consists of debt issued to finance primarily the liquidity of the Company's securities business. Loans made by the Company to its securities subsidiaries using the proceeds from the Company's issuance of long-term debt may be made on a long-term, short-term, or subordinated basis, depending on the particular requirements of its securities business.

    Payment of interest and principal on the surplus notes issued after 1993, of which $688 million were outstanding at December 31, 1999 and 1998, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

    In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.


Scheduled principal repayment of long-term debt                 (In Millions)
                 2001                                                   $   738
                 2002                                                     1,942
                 2003                                                       459
                 2004                                                     1,334
                 2005                                                        58
          2006 and thereafter                                               982
                                                              ------------------
                 Total                                                  $ 5,513
                                                              ==================


     At December 31, 1999, the Company had $9,934 million in lines of credit from numerous financial institutions of which $7,947 million were unused. These lines of credit generally have terms ranging from one to five years.

     The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. A portion of commercial


                                       B30

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT (continued)


     paper borrowings are supported by various lines of credit referred to above. At December 31, 1999 and 1998, the weighted average maturity of commercial paper outstanding was 23 and 21 days, respectively.

     Interest expense for short-term and long-term debt is $863 million, $920 million, and $743 million for the years ended December 31, 1999, 1998 and 1997, respectively. Securities business related interest expense of $254 million, $288 million, and $248 million in 1999, 1998 and 1997, respectively, is included in "Net investment income."

9.  EMPLOYEE BENEFIT PLANS

     Pension and Other Postretirement Plans
     The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

     The Company provides certain life insurance and healthcare benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory.

     Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

     The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

     Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:



                                      B31

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)


                                                                                                                Other
                                                                     Pension Benefits                  Postretirement Benefits
                                                             ----------------------------------    ---------------------------------
                                                                  1999               1998               1999              1998
                                                             ---------------    ---------------    ---------------    --------------
                                                                                          (In Millions)
Change in benefit obligation:

Benefit obligation at the beginning of period                      $ (6,309)          $ (5,557)          $ (2,213)         $ (2,128)
Service cost                                                           (193)              (159)               (39)              (35)
Interest cost                                                          (410)              (397)              (141)             (142)
Plan participants' contributions                                          -                  -                 (6)               (6)
Amendments                                                               (2)               (58)                (2)                -
Actuarial gains (losses)                                                974               (600)               312               (31)
Contractual termination benefits                                        (53)               (30)                 -                 -
Special termination benefits                                            (51)                 -                 (2)                -
Curtailment                                                             206                  -                 43                 -
Benefits paid                                                           408                485                108               128
Foreign currency changes                                                  -                  7                 (1)                1
                                                             ---------------    ---------------    ---------------    --------------
Benefit obligation at end of period                                $ (5,430)          $ (6,309)          $ (1,941)         $ (2,213)
                                                             ===============    ===============    ===============    ==============

Change in plan assets:

Fair value of plan assets at beginning of period                    $ 8,427            $ 8,489            $ 1,422           $ 1,354
Actual return on plan assets                                          1,442                445                213               146
Transfer to third party                                                 (14)                (4)                 -                 -
Contribution from pension plan                                            -                  -                  -                31
Employer contributions                                                   21                 25                 15                13
Plan participants' contributions                                          -                  -                  6                 6
Withdrawal under IRS Section 420                                          -                (36)                 -                 -
Benefits paid                                                          (408)              (485)              (108)             (128)
Foreign currency changes                                                  -                 (7)                 -                 -
                                                             ---------------    ---------------    ---------------    --------------
Fair value of plan assets at end of period                          $ 9,468            $ 8,427            $ 1,548           $ 1,422
                                                             ===============    ===============    ===============    ==============

Funded status:

Funded status at end of period                                      $ 4,038            $ 2,118             $ (393)           $ (791)
Unrecognized transition (asset) liability                              (448)              (554)               462               660
Unrecognized prior service cost                                         225                335                  2                 -
Unrecognized actuarial net (gain)                                    (2,514)              (813)              (746)             (353)
Effects of fourth quarter activity                                       (3)                (9)                 -                 2
                                                             ---------------    ---------------    ---------------    --------------
Net amount recognized                                               $ 1,298            $ 1,077             $ (675)           $ (482)
                                                             ===============    ===============    ===============    ==============

Amounts recognized in the Statements of
Financial Position consist of:

Prepaid benefit cost                                                $ 1,601            $ 1,348             $    -            $    -
Accrued benefit liability                                              (316)              (287)              (675)             (482)
Intangible asset                                                          6                  7                  -                 -
Accumulated other comprehensive income                                    7                  9                  -                 -
                                                             ---------------    ---------------    ---------------    --------------
Net amount recognized                                               $ 1,298            $ 1,077             $ (675)           $ (482)
                                                             ===============    ===============    ===============    ==============


                                      B32

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $401 million, $309 million and $0, respectively, as of September 30, 1999 and $384 million, $284 million and $0, respectively, as of September 30, 1998.

     The effects of fourth quarter activity are summarized as follows:

                                                                                              Other
                                                   Pension Benefits                  Postretirement Benefits
                                           ---------------------------------     ---------------------------------
                                               1999               1998               1999               1998
                                           --------------     --------------     --------------     --------------
                                                                         (In Millions)
Contractual termination benefits                    $ (9)             $ (14)               $ -                $ -
Employer contributions                                 6                  5                  -                  2
                                           --------------     --------------     --------------     --------------
Effects of 4th quarter activity                     $ (3)              $ (9)               $ -                $ 2
                                           ==============     ==============     ==============     ==============


     Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,534 million and $5,926 million are included in Separate Account assets and liabilities at September 30, 1999 and 1998, respectively.

     Other postretirement plan assets consist of group and individual life insurance policies, group life and health contracts, common stocks, corporate debt securities, U.S. government securities and short-term investments. During 1999 the assets of group life and health contracts were transferred into common stocks, debt securities and short-term investments. Plan assets include $434 million and $1,018 million of Company insurance policies and contracts at September 30, 1999 and 1998, respectively.

     The Prudential Plan was amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits that follow.


                                      B33

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                              Pension Benefits                  Other Postretirement Benefits
                                                 ----------------------------------------------------------------------------------
                                                    1999          1998          1997          1999          1998          1997
                                                 -----------   -----------   -----------   ------------  ------------  ------------
                                                                                   (In Millions)
Components of net periodic benefits
costs:

Service cost                                          $ 193         $ 159         $ 127           $ 39          $ 35          $ 38
Interest cost                                           410           397           376            141           142           149
Expected return on plan assets                         (724)         (674)         (617)          (121)         (119)          (87)
Amortization of transition amount                      (106)         (106)         (106)            47            47            50
Amortization of prior service cost                       45            45            42              -             -             -
Amortization of actuarial net (gain) loss                 4             1             -            (10)          (13)          (13)
Special termination benefits                             51             -             -              2             -             -
Curtailment (gain) loss                                (122)            5             -            108             -             -
Contractual termination benefits                         48            14            30              -             -             -
                                                 -----------   -----------   -----------   ------------  ------------  ------------
     Subtotal                                          (201)         (159)         (148)           206            92           137
Less amounts related to discontinued operations          84            25             -           (130)          (34)          (38)
                                                 -----------   -----------   -----------   ------------  ------------  ------------
Net periodic (benefit) cost                          $ (117)       $ (134)       $ (148)          $ 76          $ 58          $ 99
                                                 ===========   ===========   ===========   ============  ============  ============


     Discontinued operations amounts for 1998 and 1997 were included in loss from healthcare operations. The 1999 amounts were included in loss on disposal of healthcare operations. See Note 3 for discussion of the disposal of the Company's healthcare business. Discontinued operations for pension benefits in 1999 includes $122 million of curtailment gains and $51 million of special termination benefit costs. Discontinued operations for postretirement benefits in 1999 includes $108 million of curtailment losses and $2 million of special termination benefit costs.

     The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:


                                                    Pension Benefits                       Other Postretirement Benefits
                                          -------------------------------------  --------------------------------------------------
                                            1999          1998         1997           1999             1998               1997
                                          ----------   -----------  -----------  ---------------   --------------     -------------

Weighted-average assumptions:

Discount rate (beginning of period)         6.50%        7.25%        7.75%          6.50%             7.25%              7.75%
Discount rate (end of period)               7.75%        6.50%        7.25%          7.75%             6.50%              7.25%
Rate of increase in compensation            4.50%        4.50%        4.50%          4.50%             4.50%              4.50%
     levels (beginning of period)
Rate of increase in compensation            4.50%        4.50%        4.50%          4.50%             4.50%              4.50%
     levels (end of period)
Expected return on plan assets              9.50%        9.50%        9.50%          9.00%             9.00%              9.00%
Health care cost trend rates                  -            -            -         7.50 - 9.80%     7.80 - 11.00%      8.20 - 11.80%
Ultimate health care cost trend rate          -            -            -            5.00%             5.00%              5.00%
   after gradual decrease until 2006


                                      B34

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                              Other
                                                      Postretirement Benefits
                                                   ----------------------------
                                                              1999
                                                          ------------
                                                          (In Millions)
One percentage point increase

Increase in total service and interest costs                    $ 25
Increase in postretirement benefit obligation                    200

One percentage point decrease

Decrease in total service and interest costs                    $ 20
Decrease in postretirement benefit obligation                    167


     Postemployment Benefits
     The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1999 and 1998 was $157 million and $135 million, respectively, and is included in "Other liabilities."

     Other Employee Benefits
     The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                            401(k) Company Match
                                                             ---------------------------------------------------
                                                                 1999               1998              1997
                                                             --------------    ---------------    --------------
                                                                               (In Millions)
Company match                                                         $ 60               $ 54              $ 63
Less amounts related to discontinued operations                         (8)               (14)              (16)
                                                             --------------    ---------------    --------------
401(k) Company match included in
     general and administrative expenses                              $ 52               $ 40              $ 47
                                                             ==============    ===============    ==============


     Discontinued operations amounts for 1998 and 1997 were included in loss from healthcare operations. The 1999 amount was included in loss on disposal of healthcare operations.



                                      B35

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:


                                                             1999                1998               1997
                                                         --------------      --------------     --------------
                                                                             (In Millions)
Current tax expense (benefit):
            U.S.                                                 $ 614               $ 883              $ (14)
            State and local                                         84                  54                 51
            Foreign                                                 (8)                148                 64
                                                         --------------      --------------     --------------
            Total                                                  690               1,085                101

Deferred tax expense (benefit):
            U.S.                                                   206                 (93)               269
            State and local                                         44                  (6)                 4
            Foreign                                                102                 (16)                33
                                                         --------------      --------------     --------------
            Total                                                  352                (115)               306

Total income tax expense                                       $ 1,042               $ 970              $ 407
                                                         ==============      ==============     ==============


      Income from continuing operations before income taxes and extraordinary item, for the years ended December 31, was as follows:

                                                           1999                 1998                  1997
                                                       --------------       --------------       ---------------
                                                                            (In Millions)

Domestic                                                     $ 1,989              $ 2,384               $ 1,039
International                                                    316                  224                   331
                                                       --------------       --------------       ---------------
Total income from continuing operations
     before income taxes and extraordinary item              $ 2,305              $ 2,608               $ 1,370
                                                       ==============       ==============       ===============


      The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

                                                            1999                 1998                 1997
                                                        --------------       --------------       --------------
                                                                             (In Millions)

Expected federal income tax expense                             $ 807                $ 913                $ 480
Equity tax (benefit)                                              190                   75                  (65)
State and local income taxes                                       83                   31                   37
Tax-exempt interest and dividend received                         (63)                 (46)                 (67)
     deduction
Other                                                              25                   (3)                  22
                                                        --------------       --------------       --------------

Total income tax expense                                      $ 1,042                $ 970                $ 407
                                                        ==============       ==============       ==============


                                      B36

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. INCOME TAXES (continued)

     Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                                     1999             1998
                                                                 -------------     ------------
                                                                          (In Millions)
Deferred tax assets
       Insurance reserves                                             $ 1,582          $ 1,807
       Net unrealized investment (gains)/losses                           474           (1,225)
       Policyholder dividends                                             277              265
       Net operating loss carryforwards                                   280              276
       Litigation related reserves                                         61               87
       Employee benefits                                                   32               63
       Other                                                                -              135
                                                                 -------------     ------------

       Deferred tax assets before valuation allowance                   2,706            1,408
       Valuation allowance                                                (24)             (13)
                                                                 -------------     ------------
       Deferred tax assets after valuation allowance                    2,682            1,395
                                                                 -------------     ------------

Deferred tax liabilities
       Deferred policy acquisition cost                                 1,942            1,697
       Investments                                                        284              151
       Depreciation                                                        59               64
                                                                 -------------     ------------
       Deferred tax liabilities                                         2,285            1,912
                                                                 -------------     ------------

Net defered tax asset/(liability)                                       $ 397           $ (517)
                                                                 =============     ============


    Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1999 and 1998, respectively, the Company had federal life net operating loss carryforwards of $660 million and $540 million, which expire in 2012. At December 31, 1999 and 1998, respectively, the Company had state operating loss carryforwards for tax purposes approximating $570 million and $1,278 million, which expire between 2000 and 2019.

    Deferred taxes are not provided on the undistributed earnings of foreign subsidiaries (considered to be permanent investments), which at December 31, 1999 were $521 million. Determining the tax liability that would arise if these earnings were remitted is not practical.


    The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has begun their examination of the years 1993 through 1995.



                                      B37

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. STATUTORY NET INCOME AND SURPLUS

    Reconciliation of Statutory Net Income and Surplus

    Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net income and surplus as of and for the years ended December 31, 1999, 1998, and 1997, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                                         1999                1998               1997
                                                                    ----------------    ---------------    ----------------
                                                                                        (In Millions)

Statutory net income                                                          $ 333            $ 1,247             $ 1,471

Adjustments to reconcile to net income on a GAAP basis:
      Insurance revenues and expenses                                           136               (117)                 12
      Income taxes                                                              436                128                 601
      Valuation of investments                                                  (27)              (143)                (62)
      Realized investment gains                                                  73              1,162                 702
      Litigation and other reserves                                            (102)            (1,150)             (1,975)
      Discontinued operations and other, net                                    (36)               (21)               (139)
                                                                    ----------------    ---------------    ----------------

GAAP net income                                                               $ 813            $ 1,106               $ 610
                                                                    ================    ===============    ================


                                                                          1999                 1998
                                                                     ----------------     ---------------
                                                                                 (In Millions)

Statutory surplus                                                            $ 9,249             $ 8,536

Adjustments to reconcile to equity on a GAAP basis:
      Deferred policy acquisition costs                                        7,295               6,462
      Valuation of investments                                                 2,909               8,358
      Future policy benefits and policyholder account balances                (1,544)             (2,621)
      Non-admitted assets                                                      2,069               2,119
      Income taxes                                                               522                (576)
      Surplus notes                                                             (987)               (987)
      Discontinued operations and other, net                                    (222)               (896)
                                                                     ----------------     ---------------

GAAP equity                                                                 $ 19,291            $ 20,395
                                                                     ================     ===============


    The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.


                                      B38

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. OPERATING LEASES (continued)


    The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1999, future minimum lease payments under non-cancelable operating leases are, as follows:

                                                    (In Millions)
       2000                                                  $ 294
       2001                                                    265
       2002                                                    217
       2003                                                    178
       2004                                                    147
       Remaining years after 2004                              776
                                                   ----------------
       Total                                               $ 1,877
                                                   ================



    Rental expense incurred for the years ended December 31, 1999, 1998 and 1997 was $278 million, $320 million and $352 million, respectively, excluding expenses relating to the Company's healthcare business.


13. FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying values approximate estimated fair values).

    Fixed maturities and Equity securities
    Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

    Mortgage loans on real estate
    The estimated fair value of mortgage loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality mortgage.

    Policy loans
    The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.


                                      B39

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)


    Derivative financial instruments
    Refer to Note 14 for the disclosure of fair values on these instruments.

    Investment contracts
    For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

    Debt
    The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.


                                      B40

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

     The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                                            1999                                  1998
                                                                Carrying          Estimated           Carrying          Estimated
                                                                 Amount           Fair Value           Amount          Fair Value

                                                             ---------------    ---------------    ---------------    --------------
                                                                                                 (In Millions)
FINANCIAL ASSETS:

Other than trading:
Fixed maturities:
     Available for sale                                            $ 74,697           $ 74,697           $ 80,158          $ 80,158
     Held to maturity                                                14,237             14,112             16,848            17,906
Equity securities                                                     3,264              3,264              2,759             2,759
Mortgage loans on real estate                                        16,268             15,826             16,016            16,785
Policy loans                                                          7,590              7,462              7,476             8,123
Securities purchased under agreements to resell                           -                  -              1,737             1,737
Short-term investments                                               12,303             12,303              9,781             9,781
Mortgage securitization inventory                                       803                803                480               480
Cash                                                                  1,330              1,330              1,943             1,943
Restricted cash and securities                                        4,082              4,082              2,366             2,366
Separate Account assets                                              82,131             82,131             80,931            80,931

Trading:
Trading account assets                                             $  9,741           $  9,741           $  8,888          $  8,888
Broker-dealer related receivables                                    11,346             11,346             10,142            10,142
Securities purchased under agreements to resell                      13,944             13,944              8,515             8,515
Cash collateral for borrowed securities                               7,124              7,124              5,622             5,622

FINANCIAL LIABILITIES:

Other than trading:
Investment contracts                                               $ 25,164           $ 25,352           $ 26,246          $ 27,051
Securities sold under agreements to repurchase                        4,260              4,260              7,085             7,085
Cash collateral for loaned securities                                 2,582              2,582              2,450             2,450
Short-term and long-term debt                                        16,371             16,563             14,816            15,084
Securities sold but not yet purchased                                     -                  -              2,215             2,215
Separate Account liabilities                                         82,131             82,131             80,931            80,931

Trading:
Broker-dealer related payables                                     $  5,839           $  5,839           $  6,530          $  6,530
Securities sold under agreements to repurchase                       20,338             20,338             14,401            14,401
Cash collateral for loaned securities                                 8,193              8,189              4,682             4,682
Securities sold but not yet purchased                                 6,968              6,968              3,556             3,556



                                      B41

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    Interest Rate Swaps
    The Company uses interest rate swaps to reduce market risks from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements, discounted at the applicable zero coupon U.S. Treasury rate and swap spread.

    If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

    Futures and Options
    The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

    In exchange-traded futures transactions, the Company purchases or sells contracts, the value of which are determined by the value of designated classes of Treasury securities, and posts variation margins on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

    If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The gains and losses associated with anticipatory transactions are not material.



                                      B42

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

    Currency Derivatives
    The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the U.S. dollar.

    Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of a specified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

    If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated other comprehensive income." If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment gains, net."

    Forwards
    The Company uses forwards to manage market risks relating to interest rates and commodities. Additionally, in connection with the Company's investment banking activities, the Company trades in mortgage backed securities forward contracts. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

    If the forwards are effective as hedges, gains or losses are recorded in "Accumulated other comprehensive income." If forwards do not meet hedge accounting criteria, gains or losses from those forwards are recognized in current period earnings.

    The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1999 and 1998. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.


                                      B43

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


                        DERIVATIVE FINANCIAL INSTRUMENTS
                                December 31, 1999
                                  (In Millions)


                                                           Trading                                   Other than Trading
                                           ------------------------------------------     ------------------------------------------
                                                                                                      Hedge Accounting
                                                                                          ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional              Fair Value               Notional               Fair Value
                                           ------------------     -------------------     ------------------      ------------------

Swap Instruments

        Interest rate
              Asset                                  $ 7,116                   $ 151                $     -                     $ -
              Liability                                6,490                     137                      -                       -

        Currency
              Asset                                       24                      45                    343                      30
              Liability                                   77                      51                    369                      33

        Equity and commodity
              Asset                                        8                       9                      -                       -
              Liability                                    8                       5                      -                       -

Forward contracts

        Interest rate
              Asset                                   14,837                     105                      -                       -
              Liability                               12,459                      84                      -                       -

        Currency
              Asset                                   11,181                     275                     54                       2
              Liability                               10,377                     247                    841                      16

        Equity and commodity
              Asset                                    1,664                      68                      -                       -
              Liability                                1,592                      60                      -                       -

Futures contracts

        Interest rate
              Asset                                    2,374                       2                      -                       -
              Liability                                3,017                       3                      -                       -

        Equity and commodity
              Asset                                    2,283                      44                      -                       -
              Liability                                  837                      57                      -                       -

Option contracts

        Interest rate
              Asset                                    3,725                      22                      -                       -
              Liability                                2,185                      11                      -                       -

        Currency
              Asset                                      613                       5                      -                       -
              Liability                                4,439                       5                      -                       -

        Equity and commodity
              Asset                                      340                       6                      -                       -
              Liability                                  366                       3                      -                       -
                                           ------------------     -------------------     ------------------      ------------------

Total Derivatives:

              Assets                                $ 44,165                   $ 732                $   397                    $ 32
                                           ==================     ===================     ==================      ==================
              Liabilities                           $ 41,847                   $ 663                $ 1,210                    $ 49
                                           ==================     ===================     ==================      ==================


                                                        Other than Trading                                    Total
                                           ------------------------------------------     ------------------------------------------
                                                       Non-Hedge Accounting
                                           ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional               Fair Value              Notional              Fair Value
                                           -------------------     ------------------     ------------------     -------------------

Swap Instruments

        Interest rate
              Asset                                   $ 2,185                  $ 146                $ 9,301                   $ 297
              Liability                                 1,261                     32                  7,751                     169

        Currency
              Asset                                         -                      -                    367                      75
              Liability                                     -                      -                    446                      84

        Equity and commodity
              Asset                                        47                     13                     55                      22
              Liability                                     -                      -                      8                       5

Forward contracts

        Interest rate
              Asset                                         -                      -                 14,837                     105
              Liability                                     -                      -                 12,459                      84

        Currency
              Asset                                     1,182                     16                 12,417                     293
              Liability                                 1,347                     21                 12,565                     284

        Equity and commodity
              Asset                                         -                      -                  1,664                      68
              Liability                                     -                      -                  1,592                      60

Futures contracts

        Interest rate
              Asset                                       800                     14                  3,174                      16
              Liability                                 3,696                     44                  6,713                      47

        Equity and commodity
              Asset                                        71                      4                  2,354                      48
              Liability                                    12                     11                    849                      68

Option contracts

        Interest rate
              Asset                                         -                      -                  3,725                      22
              Liability                                    13                      -                  2,198                      11

        Currency
              Asset                                        10                      -                    623                       5
              Liability                                    10                      -                  4,449                       5

        Equity and commodity
              Asset                                         -                      -                    340                       6
              Liability                                     -                      -                    366                       3
                                           -------------------     ------------------     ------------------     -------------------

Total Derivatives:

              Assets                                  $ 4,295                  $ 193               $ 48,857                   $ 957
                                           ===================     ==================     ==================     ===================
              Liabilities                             $ 6,339                  $ 108               $ 49,396                   $ 820
                                           ===================     ==================     ==================     ===================



                                      B44

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


                        DERIVATIVE FINANCIAL INSTRUMENTS
                                December 31, 1998
                                  (In Millions)


                                                           Trading                                    Other than Trading
                                           ------------------------------------------     ------------------------------------------
                                                                                                       Hedge Accounting
                                                                                          ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional              Fair Value               Notional               Fair Value
                                           ------------------     -------------------     ------------------      ------------------

Swap Instruments

        Interest rate
              Asset                                 $  4,145                $    204               $      -                $      -
              Liability                                4,571                     192                      -                       -

        Currency
              Asset                                      372                      91                    229                      16
              Liability                                  263                      84                    464                      46

        Equity and commodity
              Asset                                       47                      14                      -                       -
              Liability                                    -                       -                      -                       -

Forward contracts

        Interest rate
              Asset                                   31,568                      72                      -                       -
              Liability                               24,204                      56                      -                       -

        Currency
              Asset                                   12,879                     198                     60                       1
              Liability                               13,594                     221                    573                      11

        Equity and commodity
              Asset                                    1,204                      12                      -                       -
              Liability                                1,355                       3                      -                       -

Futures contracts

        Interest rate
              Asset                                    2,429                      10                      -                       -
              Liability                                3,147                       3                      -                       -

        Equity and commodity
              Asset                                      843                      51                      -                       -
              Liability                                1,224                      44                      -                       -

Option contracts

        Interest rate
              Asset                                    2,500                      10                      -                       -
              Liability                                1,451                       8                      -                       -

        Currency
              Asset                                    4,882                     101                      -                       -
              Liability                                4,151                     112                      -                       -

        Equity and commodity
              Asset                                      928                       2                      -                       -
              Liability                                  901                       4                      -                       -
                                           ------------------     -------------------     ------------------      ------------------

Total Derivatives:

              Assets                                $ 61,797                $    765               $    289                $     17
                                           ==================     ===================     ==================      ==================
              Liabilities                           $ 54,861                $    727               $  1,037                $     57
                                           ==================     ===================     ==================      ==================


                                                        Other than Trading                                  Total
                                           ------------------------------------------     ------------------------------------------
                                                      Non-Hedge Accounting
                                           ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional               Fair Value              Notional              Fair Value
                                           -------------------     ------------------     ------------------     -------------------

Swap Instruments

        Interest rate
              Asset                                 $   1,949               $     73               $  6,094                $    277
              Liability                                 2,501                    301                  7,072                     493

        Currency
              Asset                                         -                      -                    601                     107
              Liability                                     -                      -                    727                     130

        Equity and commodity
              Asset                                        22                      7                     69                      21
              Liability                                     -                      -                      -                       -

Forward contracts

        Interest rate
              Asset                                         -                      -                 31,568                      72
              Liability                                     -                      -                 24,204                      56

        Currency
              Asset                                       942                     13                 13,881                     212
              Liability                                 1,466                     26                 15,633                     258

        Equity and commodity
              Asset                                         2                      -                  1,206                      12
              Liability                                     -                      -                  1,355                       3

Futures contracts

        Interest rate
              Asset                                     1,762                     22                  4,191                      32
              Liability                                   478                      4                  3,625                       7

        Equity and commodity
              Asset                                        24                      1                    867                      52
              Liability                                    53                      1                  1,277                      45

Option contracts

        Interest rate
              Asset                                       130                      2                  2,630                      12
              Liability                                    98                      -                  1,549                       8

        Currency
              Asset                                         -                      -                  4,882                     101
              Liability                                     -                      -                  4,151                     112

        Equity and commodity
              Asset                                         -                      -                    928                       2
              Liability                                     -                      -                    901                       4
                                           -------------------     ------------------     ------------------     -------------------

Total Derivatives:

              Assets                                 $  4,831               $    118               $ 66,917                $    900
                                           ===================     ==================     ==================     ===================
              Liabilities                            $  4,596               $    332               $ 60,494                $  1,116
                                           ===================     ==================     ==================     ===================




                                      B45

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    The following table discloses net trading revenues by derivative instrument types as of December 31:

                                    1999         1998         1997
                                   --------     --------     --------
                                             (In Millions)

     Forwards                         $ 53         $ 67         $ 59
     Futures                            80           (5)          37
     Swaps                              16          (13)         (13)
     Options                           (14)           -            -
                                   --------     --------     --------
     Net trading revenues            $ 135         $ 49         $ 83
                                   ========     ========     ========


    Average fair values for trading derivatives in an asset position during the years ended December 31, 1999 and 1998 were $789 million and $922 million, respectively, and for derivatives in a liability position were $766 million and $905 million, respectively. The average fair values do not reflect the netting of amounts pursuant to the right of offset or qualifying master netting agreements. Of those derivatives held for trading purposes at December 31, 1999, 61% of the notional amount consisted of interest rate derivatives, 33% consisted of foreign currency derivatives and 6% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1999, 65% of notional consisted of interest rate derivatives, 34% consisted of foreign currency derivatives, and 1% consisted of equity and commodity derivatives.

    Credit Risk
    The credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 1999 and 1998, approximately 81% and 95%, respectively, of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

    Off-Balance Sheet Credit-Related Instruments
    During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities and unused credit card and home equity lines.

    In connection with the Company's consumer banking business, loan commitment for credit cards and home equity lines of credit and other lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card, home equity and other commitments were $2.7 billion, of which $2.0 billion remains available at December 31, 1999.

    Also, in connection with the Company's investment banking activities, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and an unsecured basis. Aggregate financing commitments on a secured basis, for periods of less than one year, approximate $4.9 billion, of which $2.73 billion remains available at December 31, 1999. Unsecured commitments approximate $528 million, of which $334 million remains available at December 3l, 1999.


                                      B46

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    Other commitments primarily include commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.9 billion, of which $1.9 billion remain available at December 31, 1999. Additionally, mortgage loans sold with recourse were $0.1 billion at December 31, 1999.

    The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 1999 these were immaterial.

15. CONTINGENCIES AND LITIGATION

    Stop-Loss Reinsurance and Stop-Loss Indemnification Agreements
    On February 24, 2000, the Company entered into an agreement to sell 100% of the capital stock of its subsidiary, Gibraltar Casualty Company ("Gibraltar") to Everest Reinsurance Holdings, Inc. (now known as Everest Re Group, Ltd.) ("Everest"). The transaction is expected to be completed in the second quarter of 2000, subject to approval by state regulators and other customary closing conditions. Proceeds from the sale will consist of approximately $52 million in cash, which approximated the book value of Gibraltar at December 31, 1999. In connection with the sale, the Company will provide a stop-loss indemnification agreement covering 80% of the first $200 million of any adverse loss development in excess of Gibraltar's carried reserves as of the closing date of the transaction, resulting in a maximum potential exposure to the Company of $160 million. In connection with the Company's 1995 sale of what is now Everest, Gibraltar had entered into a stop-loss reinsurance agreement with Everest whereby Gibraltar reinsured up to $375 million of the first $400 million of aggregate adverse loss development, on an incurred basis, with respect to reserves recorded by Everest as of June 30, 1995. Upon the expected completion of the aforementioned sale of Gibraltar, the Company will no longer be subject to exposure under the 1995 stop-loss agreement. Management believes that based on currently available information and established reserves, the ultimate settlement of claims under either the 1995 stop-loss agreement or the stop-loss indemnification agreement should not have a material adverse effect on the Company's financial position.

    Environmental and Asbestos-Related Claims
    Certain of the Company's subsidiaries are subject to claims under expired contracts that assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for these claims cannot be reasonably estimated using traditional reserving techniques. The predominant source of such exposure for the Company is Gibraltar, which, as discussed above, is expected to be sold in the second quarter of 2000. The liabilities recorded for environmental and asbestos-related claims, net of reinsurance recoverables, of $342 million ($321 million for Gibraltar) and $239 million ($217 million for Gibraltar) at December 31, 1999 and 1998, respectively, reflect the Company's best estimate of ultimate claims and claim adjustment expenses based upon known facts and current law. However, as a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Given the expansion of coverage and liability by the courts and legislatures in the past, and the potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established. Because of these uncertainties, these additional amounts, or a range of these additional amounts, cannot be reasonably estimated, and could result in a liability exceeding recorded liabilities by an amount that could be material to the Company's results of operations in a future quarterly or annual period. The Company's residual exposure pertaining to Gibraltar upon completion of the expected sale, pursuant to a



                                      B47

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    stop-loss indemnification agreement, is discussed above. Management believes that these claims should not have a material adverse effect on the Company's financial position.

    Managed Care Reimbursement
    The Company has reviewed its obligations retained in the sale of the healthcare operations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that adequate reserves have been established to provide for appropriate reimbursements to customers.

    Litigation
    The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class actions. Pending legal and regulatory actions include proceedings specific to the Company's practices and proceedings generally applicable to business practices in the industries in which the Company operates. In certain of these matters, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

    In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls and a series of fines, and is in the process of distributing final remediation relief to eligible class members. In many instances, claimants have the right to "appeal" the Company's decision to an independent reviewer. The bulk of such appeals were resolved in 1999, and the balance is expected to be addressed in 2000. As of January 31, 2000, the Company remained a party to two putative class actions and approximately 158 individual actions relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. Additional suits may be filed by individuals who opted out of the settlements. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements. In November 1999, upon the joint application of the Company and class counsel, the Court ordered an investigation into certain allegations of improprieties in the administration and implementation of the remediation program at the Company's Plymouth, Minnesota facility. Class counsel is expected to submit a summary of its findings pursuant to the investigation to the Court in mid-April 2000.

    In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately, and other fees and expenses associated with the resolution of sales practices issues.


                                      B48

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and the related liability balances as of the dates indicated:


                                                          Year Ended December 31,
                                                ---------------------------------------------
                                                  1999        1998        1997        1996
                                                ---------------------------------------------
                                                                 (In Millions)
Liability balance at beginning of period         $ 3,058     $ 2,553       $ 963         $ -
Charges to expense:
      Remedy costs                                   (99)        510       1,640         410
      Additional sales practices costs               199         640         390         715
                                                ---------   ---------   ---------   ---------
      Total charges to expense                       100       1,150       2,030       1,125

Amounts paid or credited:
      Remedy costs                                 1,708         147           -           -
      Additional sales practices costs               559         498         440         162
                                                ---------   ---------   ---------   ---------
      Total amounts paid or credited               2,267         645         440         162

Liability balance at end of period                 $ 891     $ 3,058     $ 2,553       $ 963
                                                =========   =========   =========   =========


    In 1996, the Company recorded in its Consolidated Statements of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

    In 1997, management increased the estimated liability for the costs of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million to recognize the increase in estimated total additional sales practices costs.

    In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (i) estimates derived from an analysis of claims actually remedied (including interest); (ii) a sample of claims still to be remedied;
    (iii) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (iv) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

    In 1999, as a result of a decrease in the estimated cost of remedying policyholder claims, the Company recorded a credit of $99 million before taxes to reduce its liability relative to remedy costs. The revised estimate was based on additional information derived from claims actually remedied and an evaluation of remaining obligations taking into consideration experience in 1999. The Company also recorded a charge of $199 million before taxes to recognize an increase in estimated total additional sales practices costs based on additional information obtained in 1999.



                                      B49

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    The Company's litigation is subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company, in a particular quarterly or annual period, could be materially affected by an ultimate unfavorable outcome of pending litigation and regulatory matters depending, in part, upon the results of operation or cash flow for such period. Management believes, however, that the ultimate resolution of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

                                     ******






                                       B50

                        Report of Independent Accountants
                        ---------------------------------


To the Board of Directors and Policyholders of The Prudential Insurance Company of America


In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP


New York, New York
March 21, 2000



                                      B51

                           PART C - OTHER INFORMATION

ITEM 28. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS

    (1) Financial Statements of The Prudential Variable Contract Account-10 (Registrant) consisting of the Statement of Net Assets, as of December 31,1999; the Statement of Operations for the period ended December 31,1999; the Statements of Changes in Net Assets for the periods ended December 31, 1999 and 1998; and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).

    (2) Financial Statements of The Prudential Insurance Company of America (Depositor) consisting of the Statements of Financial Position as of December 31, 1999 and 1998; the Statements of Operations and Changes in Surplus and Asset Valuation Reserve and the Statements of Cash Flows for the years ended December 31, 1999 and 1998 and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).

   (b) EXHIBITS


     (1) Resolution of the Board of Directors          Incorporated by reference to Exhibit
         of The Prudential Insurance                   (1) to Post-Effective Amendment No. 33 to
         Company of America establishing               Registration Statement filed April 30, 1999.
         The Prudential Variable Contract
         Account-10

     (2) Rules and Regulations of The                  Filed Herewith
         Prudential Variable Contract
         Account-10

     (3) Custodian Agreement with Investors            Incorporated by reference to Exhibit
         Fiduciary Trust Company                       (3) to Post-Effective Amendment No.
                                                       31 to this Registration Statement filed
                                                       via EDGAR on April 29, 1998

     (4) Investment Management Agreement               Incorporated by reference to Exhibit No. (4)
         between Prudential and The                    to Post-Effective Amendment No. 33
         Prudential Variable Contract                  to Registration Statement filed April 30, 1999.
         Account-10

         (i) Amendment No. 1 to Investment             Incorporated by reference to Exhibit No. (4)
         Management Agreement between                  (i) to Post-Effective Amendment No. 33
         Prudential and The Prudential                 to Registration Statement filed April 30, 1999.
         Variable Contract Account-10

         (ii) Service Agreement between Prudential     Incorporated by reference to Exhibit (d)(4),
         and The Prudential Investment Corporation     Post-Effective Amendment No. 33 to Form N-1A,
                                                       The Prudential Series Fund, Inc., Reg. No. 2-80896,
                                                       filed April 28, 1997

     (5) Agreement Relating to the Sale of             Incorporated by reference to Exhibit No. (5)
         Certain Contracts on a Variable               to Post-Effective Amendment No. 33
         Basis between Prudential and The              to Registration Statement filed April 30, 1999.
         Prudential Variable Contract
         Account-10

         (i) Agreement for the Sale of VCA-10          Incorporated by reference to Exhibit





                                       C1

         Contracts between Prudential,                 5(iv) to Post-Effective Amendment No. 29
         The Prudential Variable Contract              to this Registration Statement, filed
         Account-10 and Prudential Investment          May 1, 1997
         Management Services LLC.

     (6) (i)(a) Specimen Copy of Group                 Incorporated by reference to
         Annuity Contract Form GVA-1000 for            Exhibit (6)(i)(a) to Post-Effective
         individual retirement annuities               Amendment No. 9 to this
                                                       Registration Statement, filed
                                                       April 24, 1987

         (i)(b) Specimen Copy of Group                 Incorporated by reference to
         Annuity Contract Form GVA-1000 for            Exhibit (6)(i)(b) to Post-Effective
         individual retirement annuity                 Amendment No. 8 to this
         contracts issued after May 1, 1987            Registration Statement, filed
                                                       April 1, 1987

         (i)(c) Specimen Copy of Group                 Incorporated by reference to
         Annuity Contract Form GVA-1000 for            Exhibit (6)(i)(c) to Post-Effective
         individual retirement annuity                 Amendment No. 11 to this
         contracts issued after May 1, 1988            Registration Statement, filed
                                                       April 8, 1988

         (i)(d) Specimen Copy of Group                 Incorporated by reference to
         Annuity Contract Form GVA-1000 for            Exhibit (6)(i)(d) to Post-Effective
         individual retirement annuity                 Amendment No. 17 to this
         contracts issued after May 1, 1990            Registration Statement, filed
                                                       April 30, 1990

         (i)(e) Specimen Copy of Group                 Incorporated by reference to
         Annuity Amendment Form GAA-7793               Exhibit (6)(i)(e) to Post-Effective
         for individual retirement annuity             Amendment No. 17 to this
         contracts issued before May 1, 1990           Registration Statement, filed
                                                       April 30, 1990

         (ii)(a) Specimen Copy of Group                Incorporated by reference to
         Annuity Contract Form GVA-120-82              Exhibit (6)(ii)(a) to Post-Effective
         for tax-deferred annuities with               Amendment No. 9 to this
         modifications for certain tax changes         Registration Statement, filed
         and the exchange offer                        April 24, 1987

         (ii)(b) Specimen Copy of Group                Incorporated by reference to
         Annuity Contract Form GVA-120-87              Exhibit (6)(ii)(b) to Post-Effective
         for tax-deferred annuity contracts            Amendment No. 8 to this
         issued after May 1, 1987                      Registration Statement, filed
                                                       April 1, 1987

         (ii)(c) Specimen Copy of Group                Incorporated by reference to
         Annuity Contract Form GVA-120-87              Exhibit (6)(ii)(c) to Post-Effective
         for tax-deferred annuity contracts            Amendment No. 11 to this
         issued after May 1, 1988                      Registration Statement, filed
                                                       April 8, 1988

         (ii)(d) Specimen Copy of Group                Incorporated by reference to
         Annuity Contract Form GVA-120-87              Exhibit (6)(ii)(d) to Post-Effective
         for tax-deferred annuity contracts            Amendment No.17 to this
         issued after May 1, 1990                      Registration Statement, filed





                                       C2

                                                       April 30, 1990

         (ii) (e) Specimen Copy of Group               Incorporated by reference to
         Annuity Amendment Form GAA-7764               Exhibit (6)(ii)(e) to Post-Effective
         for tax-deferred annuity contracts            Amendment No. 17 to this
         issued before May 1, 1990                     Registration Statement, filed
                                                       April 30, 1990

         (iii)(a) Specimen Copy of Group               Incorporated by reference to
         Annuity Contract Form GVA-1010 for            Exhibit (6)(iii)(a) to Post-Effective
         deferred compensation plans                   Amendment No. 9 to this
                                                       Registration Statement, filed
                                                       April 24, 1987

         (iii)(b) Specimen Copy of Group               Incorporated by reference to
         Annuity Contract Form GVA-1010 for            Exhibit (6)(iii)(b) to Post-Effective
         deferred compensation plan                    Amendment No. 8 to this
         contracts issued after May 1, 1987            Registration Statement, filed
                                                       April 1, 1987

         (iii)(c) Specimen Copy of Group               Incorporated by reference to
         Annuity Contract Form GVA-1010 for            Exhibit (6)(iii)(c) to Post-Effective
         deferred compensation plan                    Amendment No. 11 to this
         contracts issued after May 1, 1988            Registration Statement, filed
                                                       April 8, 1988

         (iii) (d) Specimen Copy of Group              Incorporated by reference to
         Annuity Contract Form GVA-1010 for            Exhibit (6)(iii)(d) to Post-Effective
         deferred compensation plan                    Amendment No. 17 to this
         contracts issued after May 1, 1990            Registration Statement, filed
                                                       April 30, 1990

         (iii)(e) Specimen Copy of Group               Incorporated by reference to
         Annuity Amendment Form GAA-7792               Exhibit (6)(iii)(e) to Post-Effective
         for deferred compensation plan                Amendment No. 17 to this
         contracts issued before May 1, 1990           Registration Statement, filed
                                                       April 30, 1990

         (iii)(f) Specimen Copy of Group               Incorporated by reference to
         Annuity Contract Form GAA-7900-DefComp        Exhibit 10 to Post-Effective Amendment
         for deferred compensation plan                No. 28 to this Registration Statement,
         contracts issued before May 1, 1996           Filed February 28, 1997

         (iii)(g) Specimen Copy of Group               Incorporated by reference to
         Annuity Contract Form GAA-7900-DefComp-1      Exhibit 11 to Post-Effective Amendment
         for deferred compensation plan                No. 28 to this Registration Statement,
         contracts issued before May 1, 1996           Filed February 28, 1997

         (iii)(h) Specimen Copy of Group               Incorporated by reference to
         Annuity Contract Form GAA-7900-Secular        Exhibit 12 to Post-Effective Amendment
         for deferred compensation plan                No. 28 to this Registration Statement,
         contracts issued before May 1, 1996           Filed February 28, 1997

         (iii)(i) Specimen Copy of Group               Incorporated by reference to
         Annuity Contract Form GAA-7900-Secular-1      Exhibit 13 to Post-Effective Amendment
         for deferred compensation plan                No. 28 to this Registration Statement,





                                       C3

         contracts issued before May 1, 1996           Filed February 28, 1997

         (iv) Specimen Copy of Group                   Incorporated by reference to
         Annuity Contract Form GVA-110-82              Exhibit (6)(iv) to Post-Effective
         for Keogh Plans                               Amendment No. 8 to this
                                                       Registration Statement, filed
                                                       April 1, 1987

          (v) Specimen Copy of Group                   Incorporated by reference to
          Annuity Contract Form GVA-7454 for           Exhibit (4)(v) to Post-Effective
          Participants governed by the Texas           Amendment No. 5 to this
          Optional Retirement Program                  Registration Statement, filed April 30, 1985

             (a) Modifications for certain tax         Incorporated by reference to
                 changes                               Exhibit (6)(v)(a) to Post-Effective
                                                       Amendment No. 8 to this
                                                       Registration Statement, filed
                                                       April 1, 1987

          (vi) Specimen Copy of Group                  Incorporated by reference to
          Annuity Contract Form GVA-1010 for           Exhibit (6)(vi) to Post-Effective
          non-qualified deferred compensation          Amendment No. 11 to this
          plans                                        Registration Statement, filed
                                                       April 8, 1988

      (7) Application and Enrollment Forms as          Incorporated by reference to
          revised for use after May 1, 1991            Exhibit (7) to Post-Effective
                                                       Amendment No. 19 to this
                                                       Registration Statement, filed
                                                       April 29, 1991

      (8) (i) Copy of the Charter of Prudential        Incorporated by reference to
          as amended to and including                  Post-Effective Amendment No. 9
          November 14, 1995                            to Form S-1, Registration No.
                                                       33-20083, filed April 9, 1997
                                                       on behalf of The Prudential
                                                       Variable Contract Real Property Account

          (ii) Copy of the By-Laws of                  Incorporated by reference to
          Prudential, as amended to and including      Form S-6, Registration No. 333-64957,
          May 12, 1998                                 filed on September 30, 1998 on behalf of The
                                                       Prudential Variable Appreciable Account

     (11) (i) Investment Accounting Agreement          Filed herewith
          between The Prudential Insurance Company
          of America and Investors Fiduciary Trust
          Company.

          (ii) First Amendment to Investment           Filed herewith
          Accounting Agreement between The
          Prudential Insurance Company of America
          and Investors Fiduciary Trust Company.

          (iii) Second Amendment to Investment         Filed herewith
          Accounting Agreement between The
          Prudential Insurance Company of America
          and Investors Fiduciary Trust Company.

     (13) (i) Consent of independent public            Filed herewith
          accountant

          (ii) Powers of Attorney

            (a) Members of the Registrant's            Incorporated by reference to Exhibit
                Committee: Messrs. Fenster,            (13)(2)(a) to Post-Effective Amendment No.
                McDonald and Weber                     31 to this Registration Statement filed
                                                       on April 29, 1998

          (b) Directors and Officers of                Incorporated by reference to Post-Effective
              Prudential                               Amendment No. 10 to Form S-1, Registration
                                                       No. 33-20083 filed April 9, 1998 on behalf
                                                       of The Prudential Variable Contract Real
                                                       Property Account.






                                       C4

          (b)(i) Anthony S. Piszel                     Incorporated by reference to Post-Effective Amendment
                                                       No. 4 for Form N-4, Registration No. 333-23271, filed
                                                       February 23, 1999, on behalf of The Prudential
                                                       Discovery Select Group Variable Contract Account

          (b)(ii) John R. Strangfeld                   Incorporated by reference to Post-Effective Amendment
                                                       No. 37 to Form N-1A, the Prudential Series Fund, Reg.
                                                       No. 2-80896, filed April __, 2000

     (16) Calculation of Performance Data              Performance information appears
                                                       under the heading "Performance" in
                                                       the Statement of Additional Information
                                                       (Part B of this Registration Statement).


     (17) Codes of Ethics                               Filed herewith

     (18) Financial Data Schedule                       Filed Herewith



ITEM 29. DIRECTORS AND OFFICERS OF PRUDENTIAL

Information about Prudential's Directors and Executive Officers appears under the headings "The Prudential Insurance Company of America-Directors" and "The Prudential Insurance Company of America-Principal Officers" in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


Registrant is a separate account of The Prudential Insurance Company of America, a mutual life insurance company organized under the laws of the State of New Jersey. The subsidiaries of Prudential are listed under Item 24 to Post-Effective Amendment No. 37 to the Form N-1A Registration Statement for The Prudential Series Fund, Inc., Registration No. 2-80896, filed on April 28, 2000, the text of which is hereby incorporated.


In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its other separate accounts, and in The Prudential Variable Contract Account-24, shares of The Prudential Series Fund, Inc., a Maryland corporation. The balance of the shares are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2 and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940, and with The Prudential Variable Contract Account-24, a separate account of Prudential registered as a unit investment trust.

The Prudential is a mutual insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.





                                       C5

ITEM 31. NUMBER OF CONTRACTOWNERS


As of February 29, 2000, the number of contractowners of qualified and non-qualified contracts offered by Registrant was 442.


ITEM 32. INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (Prudential), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (6)(b) of Form S-6, Registration No. 333-64957, filed September 30, 1998, on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 33. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Prudential does have other business of a substantial nature besides activities relating to the assets of the registrant. Prudential is involved in insurance, reinsurance, securities, pension services, real estate and banking.

The Prudential Investment Corporation (PIC) is an investment unit of Prudential and is actively engaged in the business of giving investment advice. The officers and directors of Prudential and PIC who are engaged directly or indirectly in activities relating to the Registrant have no other business, profession, vocation, or employment of a substantial nature, and have not had such other connections during the past two years.

The business and other connections, including principal business addresses of Prudential's Directors are listed under "The Prudential Insurance Company of America-Directors" and "The Prudential Insurance Company of America-Principal Officers" in the Statement of Additional Information (Part B of this Registration Statement).





                                       C6

ITEM 34.  PRINCIPAL UNDERWRITER


(a)  Prudential Investment Management Services LLC (PIMS)



     PIMS is distributor for the following open-end management companies: Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Diversified Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential 20/20 Focus Fund, Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc., Strategic Partners Series, Target Funds and The Target Portfolio Trust.



     PIMS is also distributor of the following unit investment trusts:
     Separate Accounts: Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account -2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.


(b) Information regarding the Officers and Directors of PIMS is set forth below.


 Name and Principal              Position and Offices                          Positions and Offices
 Business Address                with Underwriter                              with Registrant
 ----------------                ----------------                              ---------------
 Robert F. Gunia***              President                                     None

 Jean D. Hamilton*               Executive Vice President                      None

 John R. Strangfeld, Jr.***      Executive Vice President                      None

 William V. Healey***            Senior Vice President, Secretary and          None
                                 Chief Legal Officer

 Margaret M. Deverell***         Vice President, Comptroller and               None
                                 Chief Financial Officer

 C. Edward Chaplin*              Treasurer                                     None

 Kevin B. Frawley**              Senior Vice President and Chief               None
                                 Compliance Officer

 Francis O. Odubekun***          Senior Vice President and                     None
                                 Chief Operations Officer


----------------------
  * Principal Business Address: 751 Broad Street, Newark, NJ  07102
 ** Principal Business Address: 213 Washington Street, Newark, NJ 07102 *** Principal Business Address: 100 Mulberry Street, Newark, NJ 07102

(c) Reference is made to the Sections entitled "Prudential" and "Contract Charges" the prospectus (Part A of this Registration Statement) and "Sale of Contracts" in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 35. LOCATION OF ACCOUNTS AND RECORDS

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are:

    The Prudential Insurance Company of America and The Prudential Investment Corporation
    751 Broad Street
    Newark, New Jersey 07102-3777

    Prudential Investments Fund Management LLC
    Gateway Center Three
    100 Mulberry Street
    Newark, New Jersey 07102





                                       C7

    The Prudential Insurance Company of America and The Prudential Investment Corporation
    56 North Livingston Avenue
    Roseland, New Jersey 07068

    The Prudential Insurance Company of America
    c/o Prudential Defined Contribution Services
    30 Scranton Office Park
    Scranton, Pennsylvania 18507-1789


    State Street Bank and Trust Company
    801 Pennsylvania
    Kansas City, Missouri 64105


ITEM 36. MANAGEMENT SERVICES

Not Applicable

ITEM 37. UNDERTAKINGS

The Prudential Insurance Company of America (Prudential) represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section. Registrant also undertakes (1) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old as long as payment under the contracts may be accepted; (2) to affix to the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information or to include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information; and (3) to deliver any Statement of Additional Information promptly upon written or oral request.

Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

                      REPRESENTATION PURSUANT TO RULE 6C-7

Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraphs (a) - (d) of the Rule.





                                       C8

                                   SIGNATURES


  As required (by the Securities Act of 1933 and) the Investment Company Act of 1940 the Registrant (certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and) has caused this Registration Statement to be signed on its behalf, in the City of Newark, and State of New Jersey on this 28th day of April, 2000.



                                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10


                                  By:   *  JOHN R. STRANGFELD
                                      -------------------------
                                  John R. Strangfeld
                                  Chairman of the VCA-10 Committee




                                   SIGNATURES

  As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


         SIGNATURE                        TITLE                                               DATE
 --------------------------      ------------------------                                 ------------
 *JOHN R. STRANGFELD             Committee Chairman, The Prudential Variable Contract
 -------------------------       Account-10 Committee
 John R. Strangfeld

 /s/GRACE C.TORRES               Treasurer and Principal
 -----------------               Financial and Accounting Officer
 Grace Torres

                                                                                          April 28, 2000
 *SAUL K. FENSTER                Member, The Prudential Variable Contract Account-10
 ----------------                Committee
 Saul K. Fenster

 *W. SCOTT McDONALD, JR.         Member, The Prudential Variable Contract
 -----------------------         Account 10 Committee
 W. Scott McDonald, Jr.

 *JOSEPH WEBER                   Member, The Prudential Variable Contract
 -------------                   Account-10 Committee
 Joseph Weber





                                       *By:  /s/ C. CHRISTOPHER SPRAGUE
                                            ---------------------------
                                            C. Christopher Sprague
                                            (Attorney-in-Fact)







                                       C9

                                   SIGNATURES


    As required by the Securities Act of 1933 and the Investment Company Act of 1940, The Prudential Insurance Company of America has caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on this 28th day of April, 2000.


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                                        By:  *  JOHN R. STRANGFELD
                                            ------------------------
                                              John R. Strangfeld
                                              Executive Vice President



    As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following Directors and Officers of The Prudential Insurance Company of America in the capacities and on the dates indicated.


     SIGNATURE                           TITLE                       DATE
 ------------------              --------------------             -----------
 *ARTHUR F. RYAN                 Chairman of the Board,)
 ---------------                 Chief Executive Officer)
 Arthur F. Ryan                  and President          )


 *FRANKLIN E. AGNEW                                 )
 ------------------                         Director)
 Franklin E. Agnew                                  )
                                                    )
 *FREDERIC K. BECKER                                )
 -------------------                                )
 Frederic K. Becker                         Director)
                                                    )
 *MARTIN A. BERKOWITZ                               )
 --------------------                               )
 Martin A. Berkowitz             Senior Vice President)
                                                    )
 *RICHARD J. CARBONE                                )
 -------------------             Senior Vice President and)
 Richard J. Carbone              Chief Financial Officer)
                                                    )            April 28, 2000
 *JAMES G. CULLEN                                   )
 ----------------                                   )
 James G. Cullen                            Director)
                                                    )
 *CAROLYNE K. DAVIS                                 )
 ------------------                                 )
 Carolyne K. Davis                          Director)
                                                    )
 *ROGER A. ENRICO                                   )
 ----------------                                   )
 Roger A. Enrico                            Director)
                                                    )
 *ALLAN D. GILMOUR                                  )
 -----------------                                  )
 Allan D. Gilmour                           Director)
                                                    )
 *WILLIAM H. GRAY, III                              )
 ---------------------                              )
 William H. Gray, III                       Director)
                                                    )
 *JON F. HANSON                                     )
 --------------                                     )
 Jon F. Hanson                              Director)
                                                    )
 *GLEN H. HINER, JR.                                )
 -------------------                                   )
 Glen H. Hiner, Jr.                            Director)
                                                       )
 *CONSTANCE J. HORNER                                  )
 --------------------







                                      C10

 Constance J. Horner                        Director)
                                                    )
 *GAYNOR KELLEY                                     )
 --------------                                     )
 Gaynor Kelley                              Director)
                                                    )
 *BURTON G. MALKIEL                                 )
 ------------------                                 )
 Burton G. Malkiel                          Director)
                                                    )
 *IDA F.S. SCHMERTZ                                 )
 ------------------                                 )
 Ida F.S. Schmertz                          Director)
                                                    )
 *CHARLES R. SITTER                                 )
 ------------------                                 )
 Charles R. Sitter                          Director)
                                                    )
*DONALD L. STAHELI                                  )
------------------                                  )
Donald L. Staheli                           Director)
                                                    )
*RICHARD M. THOMSON                                 )
-------------------                                 )
Richard M. Thomson                          Director)
                                                    )
*JAMES A. UNRUH                                     )
---------------                                     )
James A. Unruh                              Director)
                                                    )
                                                    )            April 28, 2000
*P. ROY VAGELOS, M.D.                               )
---------------------                               )
P. Roy Vagelos, M.D.                        Director)
                                                    )
*STANLEY C. VAN NESS                                )
--------------------                                )
Stanley C. Van Ness                         Director)
                                                    )
*PAUL A. VOLCKER                                    )
----------------                                    )
Paul A. Volcker                             Director)
                                                    )
*JOSEPH H. WILLIAMS                                 )
-------------------                                 )
Joseph H. Williams                          Director)
                                                    )
*ANTHONY S. PISZEL                                  )
------------------                                  )
 Anthony S. Piszel           Vice President         )
                             and Controller         )


                                *By: /s/ C. CHRISTOPHER SPRAGUE
                                    ---------------------------
                                         C. Christopher Sprague
                                         (Attorney-in-Fact)






                                      C11

                                 EXHIBIT INDEX


(2)         Rules and Regulations
(11)(i)     Investment Accounting Agreement
(11)(ii)    First Amendment to Investment Accounting Agreement
(11)(iii)   Second Amendment to Investment Accounting Agreement
(13)(i)     Consent of Independent Public Accountant
(17)        Codes of Ethics
(18)        Financial Data Schedule





                                      C12